Document and Entity Information (USD $) In Billions, except Share data	12 Months Ended
	Dec. 31, 2010	Jan. 31, 2011	Jun. 30, 2010
Document and Entity Information
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 31, 2010
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Trading Symbol	PM
Entity Registrant Name	Philip Morris International Inc.
Entity Central Index Key	0001413329
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Common Stock, Shares Outstanding		1,797,131,522
Entity Public Float			$ 84

Consolidated Balance Sheets (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
ASSETS
Cash and cash equivalents	$ 1,703	$ 1,540
Receivables (less allowances of $56 in 2010 and $33 in 2009)	3,009	3,098
Inventories:
Leaf tobacco	4,026	4,183
Other raw materials	1,314	1,275
Finished product	2,977	3,749
Total inventory, net	8,317	9,207
Deferred income taxes	371	305
Other current assets	356	532
Total current assets	13,756	14,682
Property, plant and equipment, at cost:
Land and land improvements	703	579
Buildings and building equipment	3,720	3,593
Machinery and equipment	7,857	7,591
Construction in progress	479	495
Total property, plant and equipment, gross	12,759	12,258
Less: accumulated depreciation	6,260	5,868
Total property, plant and equipment, net	6,499	6,390
Goodwill	10,161	9,112
Other intangible assets, net	3,873	3,546
Other assets	761	822
TOTAL ASSETS	35,050	34,552
LIABILITIES
Short-term borrowings	1,747	1,662
Current portion of long-term debt	1,385	82
Accounts payable	835	670
Accrued liabilities:
Marketing and selling	393	441
Taxes, except income taxes	4,884	4,824
Employment costs	739	752
Dividends payable	1,162	1,101
Other	920	955
Income taxes	601	500
Deferred income taxes	138	191
Total current liabilities	12,804	11,178
Long-term debt	13,370	13,672
Deferred income taxes	2,027	1,688
Employment costs	1,261	1,260
Other liabilities	467	609
Total liabilities	29,929	28,407
Contingencies (Note 21)
Redeemable noncontrolling interests (Note 6)	1,188
STOCKHOLDERS' EQUITY
Common stock, no par value (2,109,316,331 shares issued in 2010 and 2009)
Additional paid-in capital	1,225	1,403
Earnings reinvested in the business	18,133	15,358
Accumulated other comprehensive losses	(1,140)	(817)
Total stockholders' equity before treasury stock	18,218	15,944
Less: cost of repurchased stock (307,532,841 and 222,151,828 shares in 2010 and 2009, respectively)	14,712	10,228
Total PMI stockholders' equity	3,506	5,716
Noncontrolling interests	427	429
Total stockholders' equity	3,933	6,145
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 35,050	$ 34,552

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data	Dec. 31, 2010	Dec. 31, 2009
Consolidated Balance Sheets
Receivables, allowances	$ 56	$ 33
Common stock, no par value	$ 0	$ 0
Common stock, shares issued	2,109,316,331	2,109,316,331
Repurchased stock, shares	307,532,841	222,151,828

Consolidated Statements of Earnings (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Consolidated Statements of Earnings
Net revenues	$ 67,713	[1]	$ 62,080	[1]	$ 63,640	[1]
Cost of sales	9,713		9,022		9,328
Excise taxes on products	40,505		37,045		37,935
Gross profit	17,495		16,013		16,377
Marketing, administration and research costs	6,160		5,870		6,001
Asset impairment and exit costs	47		29		84
Amortization of intangibles	88		74		44
Operating income	11,200		10,040		10,248
Interest expense, net	876		797		311
Earnings before income taxes	10,324		9,243		9,937
Provision for income taxes	2,826		2,691		2,787
Net earnings	7,498		6,552		7,150
Net earnings attributable to noncontrolling interests	239		210		260
Net earnings attributable to PMI	$ 7,259		$ 6,342		$ 6,890
Per share data (Note 10):
Basic earnings per share	$ 3.93		$ 3.25		$ 3.32
Diluted earnings per share	$ 3.92		$ 3.24		$ 3.31

[1]	Total net revenues attributable to customers located in Germany, PMI's largest market in terms of net revenues, were $7.5 billion, $7.9 billion and $8.6 billion for the years ended December 31, 2010, 2009 and 2008, respectively.

Consolidated Statements of Stockholders' Equity (USD $) In Millions	Common Stock [Member]	Additional Paid-in Capital [Member]		Earnings Reinvested in the Business [Member]	Accumulated Other Comprehensive Earnings (Losses) [Member]	Cost of Repurchased Stock [Member]		Noncontrolling Interests [Member]		Total
Balances at Dec. 31, 2007		$ 1,265		$ 12,642	$ 1,688			$ 418		$ 16,013
Comprehensive earnings:
Net earnings				6,890				260		7,150
Other comprehensive earnings (losses), net of income taxes:
Currency translation adjustments, net of income taxes					(2,566)			(104)		(2,670)
Change in net loss and prior service cost, net of income taxes					(1,344)					(1,344)
Change in fair value of derivatives accounted for as hedges, net of income taxes					(58)					(58)
Change in fair value of equity securities					(1)					(1)
Total other comprehensive earnings (losses)					(3,969)			(104)		(4,073)
Total comprehensive earnings				6,890	(3,969)			156		3,077
Exercise of stock options and issuance of other stock awards		395	[1]			245	[1]			640	[1]
Measurement date change for non-U.S. benefit plans, net of income taxes				(9)						(9)
Dividend declared to Altria Group, Inc.				(3,019)						(3,019)
Dividends declared to public stockholders				(3,150)						(3,150)
Payments to noncontrolling interests								(249)		(249)
Common stock repurchased						(5,399)				(5,399)
Other		(79)						79
Balances at Dec. 31, 2008		1,581		13,354	(2,281)	(5,154)		404		7,904
Comprehensive earnings:
Net earnings				6,342				210		6,552
Other comprehensive earnings (losses), net of income taxes:
Currency translation adjustments, net of income taxes					1,329			2		1,331
Change in net loss and prior service cost, net of income taxes					36					36
Change in fair value of derivatives accounted for as hedges, net of income taxes					87					87
Change in fair value of equity securities					12					12
Total other comprehensive earnings (losses)					1,464			2		1,466
Total comprehensive earnings				6,342	1,464			212		8,018
Exercise of stock options and issuance of other stock awards		(171)				453				282
Dividends declared to public stockholders				(4,338)						(4,338)
Purchase of subsidiary shares from noncontrolling interests		(7)						(2)		(9)
Payments to noncontrolling interests								(185)		(185)
Common stock repurchased						(5,527)				(5,527)
Balances at Dec. 31, 2009		1,403		15,358	(817)	(10,228)		429		6,145
Comprehensive earnings:
Net earnings				7,259				213	[2]	7,472	[2]
Other comprehensive earnings (losses), net of income taxes:
Currency translation adjustments, net of income taxes					(54)			(5)	[2]	(59)
Change in net loss and prior service cost, net of income taxes					(242)					(242)
Change in fair value of derivatives accounted for as hedges, net of income taxes					(17)					(17)
Change in fair value of equity securities					(10)					(10)
Total other comprehensive earnings (losses)					(323)			(5)		(328)
Total comprehensive earnings				7,259	(323)			208		7,144
Exercise of stock options and issuance of other stock awards		(178)				543				365
Dividends declared to public stockholders				(4,484)						(4,484)
Payments to noncontrolling interests								(210)		(210)
Common stock repurchased						(5,027)				(5,027)
Balances at Dec. 31, 2010		$ 1,225		$ 18,133	$ (1,140)	$ (14,712)		$ 427		$ 3,933

[1]	Includes an increase to additional paid-in capital for the reimbursement to PMI caused by modifications to Altria Group, Inc. stock awards. See Note 4. Transactions with Altria Group, Inc. and Related Party.
[2]	Net earnings attributable to noncontrolling interests exclude $26 million of earnings related to the redeemable noncontrolling interest, which is reported outside of the equity section in the consolidated balance sheet at December 31, 2010. Currency translation adjustments also exclude $16 million of gains related to the redeemable noncontrolling interest at December 31, 2010.

Consolidated Statements of Stockholders' Equity (Parenthetical) (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Currency translation adjustments, income taxes	$ (107)	$ (12)	$ (21)
Change in net loss and prior service cost, income taxes	23	30	257
Change in fair value of derivatives accounted for as hedges, income taxes	3	(8)	6
Dividends declared, per share	$ 2.44	$ 2.24	$ 1.54
Currency translation related to redeemable noncontrolling interest	16
Net earnings attributable to redeemable noncontrolling interest	$ 26
Altria Group Inc. [Member]
Dividends declared, per share			$ 1.43

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net earnings	$ 7,498	$ 6,552	$ 7,150
Adjustments to reconcile net earnings to operating cash flows:
Depreciation and amortization	932	853	842
Deferred income tax provision	101	129	5
Equity loss from RBH legal settlement			124
Colombian investment and cooperation agreement charge		135
Asset impairment and exit costs, net of cash paid	(28)	(27)	(15)
Cash effects of changes, net of the effects from acquired and divested companies:
Receivables, net	123	(187)	(25)
Inventories	1,071	660	(914)
Accounts payable	(72)	(116)	(90)
Income taxes	92	5	39
Accrued liabilities and other current assets	41	190	857
Pension plan contributions	(433)	(558)	(262)
Changes in amounts due from Altria Group, Inc. and affiliates			37
Other	112	248	187
Net cash provided by operating activities	9,437	7,884	7,935
CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES
Capital expenditures	(713)	(715)	(1,099)
Purchase of businesses, net of acquired cash	(83)	(429)	(1,663)
Other	86	46	(399)
Net cash used in investing activities	(710)	(1,098)	(3,161)
CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES
Net (repayment) issuance of short-term borrowings	(9)	246	(449)
Long-term debt proceeds	1,130	2,987	11,892
Long-term debt repaid	(183)	(101)	(5,736)
Repurchases of common stock	(5,030)	(5,625)	(5,256)
Issuance of common stock	229	177	118
Changes in amounts due from Altria Group, Inc. and affiliates			664
Dividends paid to Altria Group, Inc.			(3,019)
Dividends paid to public stockholders	(4,423)	(4,327)	(2,060)
Other	(292)	(268)	(332)
Net cash used in financing activities	(8,578)	(6,911)	(4,178)
Effect of exchange rate changes on cash and cash equivalents	14	134	(566)
Cash and cash equivalents:
Increase	163	9	30
Balance at beginning of year	1,540	1,531	1,501
Balance at end of year	1,703	1,540	1,531
Cash paid: Interest	912	743	499
Income taxes	$ 2,728	$ 2,537	$ 2,998

Supplemental Cash Flow Note	12 Months Ended
Dec. 31, 2010
Supplemental Cash Flow Note
Supplemental Cash Flow Note	As discussed in Note 6. Acquisitions and Other Business Arrangements, PMI's 2010 business combination in the Philippines is a non-cash transaction.

Background and Basis of Presentation	12 Months Ended
Dec. 31, 2010
Background and Basis of Presentation
Background and Basis of Presentation

Note 1. Background and Basis of Presentation:

Background

Philip Morris International Inc. is a holding company incorporated in Virginia, U.S.A., whose subsidiaries and affiliates and their licensees are engaged in the manufacture and sale of cigarettes and other tobacco products in markets outside of the United States of America. Throughout these financial statements, the term "PMI" refers to Philip Morris International Inc. and its subsidiaries.

Prior to March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"). On March 28, 2008 (the "Distribution Date"), Altria distributed all of its interest in PMI to Altria's stockholders in a tax-free transaction pursuant to Section 355 of the U.S. Internal Revenue Code. For information regarding PMI's separation from Altria and PMI's other transactions with Altria Group, Inc. and its affiliates, see Note 4. Transactions with Altria Group, Inc. and Related Party.

Basis of presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the dates of the financial statements and the reported amounts of net revenues and expenses during the reporting periods. Significant estimates and assumptions include, among other things, pension and benefit plan assumptions, useful lives and valuation assumptions of goodwill and other intangible assets, marketing programs and income taxes. Actual results could differ from those estimates.

The consolidated financial statements include PMI, as well as its wholly owned and majority-owned subsidiaries. Investments in which PMI exercises significant influence (generally 20%-50% ownership interest) are accounted for under the equity method of accounting. Investments in which PMI has an ownership interest of less than 20%, or does not exercise significant influence, are accounted for with the cost method of accounting. All intercompany transactions and balances have been eliminated. Transactions between PMI and Altria are included in these consolidated financial statements.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

Note 2. Summary of Significant Accounting Policies:

Cash and cash equivalents

Cash equivalents include demand deposits with banks and all highly liquid investments with original maturities of three months or less.

Depreciation and amortization

Property, plant and equipment are stated at historical cost and depreciated by the straight-line method over the estimated useful lives of the assets. Machinery and equipment are depreciated over periods ranging from 3 to 15 years, and buildings and building improvements over periods up to 40 years. Depreciation expense for 2010, 2009 and 2008 was  $844 million,  $779 million and  $798 million, respectively.

Goodwill and non-amortizable intangible assets valuation

PMI tests goodwill and non-amortizable intangible assets for impairment annually or more frequently if events occur that would warrant such review. PMI performs its annual impairment analysis in the first quarter of each year. The impairment analysis involves comparing the fair value of each reporting unit or non-amortizable intangible asset to the carrying value. If the carrying value exceeds the fair value, goodwill or a non-amortizable intangible asset is considered impaired. To determine the fair value of goodwill, PMI primarily uses a discounted cash flow model, supported by the market approach using earnings multiples of comparable companies. To determine the fair value of non-amortizable intangible assets, PMI primarily uses a discounted cash flow model applying the relief-from-royalty method. These discounted cash flow models include management assumptions relevant for forecasting operating cash flows, which are subject to changes in business conditions, such as volumes and prices, costs to produce, discount rates and estimated capital needs. Management considers historical experience and all available information at the time the fair values are estimated, and PMI believes these assumptions are consistent with the assumptions a hypothetical marketplace participant would use. PMI concluded that the fair value of our reporting units and non-amortizable intangible assets exceeded this carrying value and any reasonable movement in the assumptions would not result in an impairment. Since the March 28, 2008 spin-off from Altria, PMI has not recorded a charge to earnings for an impairment of goodwill or non-amortizable intangible assets.

Foreign currency translation

PMI translates the results of operations of its subsidiaries and affiliates using average exchange rates during each period, whereas balance sheet accounts are translated using exchange rates at the end of each period. Currency translation adjustments are recorded as a component of stockholders' equity. In addition, some of PMI's subsidiaries have assets and liabilities denominated in currencies other than their functional currencies, and to the extent those are not designated as net investment hedges, these assets and liabilities generate transaction gains and losses when translated into their respective functional currencies. PMI reported its net transaction gains (losses) of ( $17) million,  $9 million and ( $54) million for the years ended December 31, 2010, 2009 and 2008, respectively, in marketing, administration and research costs on the consolidated statements of earnings.

Hedging instruments

Derivative financial instruments are recorded at fair value on the consolidated balance sheets as either assets or liabilities. Changes in the fair value of derivatives are recorded each period either in accumulated other comprehensive earnings (losses) or in earnings, depending on whether a derivative is designated and effective as part of a hedge transaction and, if it is, the type of hedge transaction. Gains and losses on derivative instruments reported in accumulated other comprehensive earnings (losses) are reclassified to the consolidated statements of earnings in the periods in which operating results are affected by the hedged item. Cash flows from hedging instruments are classified in the same manner as the affected hedged item in the consolidated statements of cash flows.

Impairment of long-lived assets

PMI reviews long-lived assets, including amortizable intangible assets, for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable. PMI performs undiscounted operating cash flow analyses to determine if an impairment exists. For purposes of recognition and measurement of an impairment for assets held for use, PMI groups assets and liabilities at the lowest level for which cash flows are separately identifiable. If an impairment is determined to exist, any related impairment loss is calculated based on fair value. Impairment losses on assets to be disposed of, if any, are based on the estimated proceeds to be received, less costs of disposal.

Income taxes

Prior to the Distribution Date, the accounts of PMI were included in Altria's consolidated United States federal income tax return, and federal income taxes were computed on a separate company basis. PMI made payments to, or was reimbursed by, Altria for the tax effects resulting from its inclusion in Altria's consolidated United States federal income tax return. Beginning March 31, 2008, PMI was no longer a member of the Altria consolidated tax return group and filed its own federal consolidated income tax return.

Income tax provisions for jurisdictions outside the United States, as well as state and local income tax provisions, are determined on a separate company basis and the related assets, and liabilities are recorded in PMI's consolidated balance sheets. Significant judgment is required in determining income tax provisions and in evaluating tax positions.

PMI recognizes accrued interest and penalties associated with uncertain tax positions as part of the provision for income taxes on the consolidated statements of earnings.

Inventories

Inventories are stated at the lower of cost or market. The first-in, first-out and average cost methods are used to cost substantially all inventories. It is a generally recognized industry practice to classify leaf tobacco inventory as a current asset although part of such inventory, because of the duration of the aging process, ordinarily would not be utilized within one year.

Marketing costs

PMI promotes its products with advertising, consumer incentives and trade promotions. Such programs include, but are not limited to, discounts, rebates, in-store display incentives and volume-based incentives. Advertising costs are expensed as incurred. Consumer incentive and trade promotion activities are recorded as a reduction of revenues based on amounts estimated as being due to customers and consumers at the end of a period, based principally on historical utilization. For interim reporting purposes, advertising and certain consumer incentive expenses are charged to earnings based on estimated sales and related expenses for the full year.

Revenue recognition

PMI recognizes revenues, net of sales incentives and including shipping and handling charges billed to customers, either upon shipment or delivery of goods when title and risk of loss pass to customers. Excise taxes billed by PMI to customers are reported in net revenues. Shipping and handling costs are classified as part of cost of sales and were  $653 million,  $603 million and  $639 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Software costs

PMI capitalizes certain computer software and software development costs incurred in connection with developing or obtaining computer software for internal use. Capitalized software costs are included in property, plant and equipment on PMI's consolidated balance sheets and are amortized on a straight-line basis over the estimated useful lives of the software, which do not exceed five years.

Stock-based compensation

PMI measures compensation cost for all stock-based awards at fair value on date of grant and recognizes the compensation costs over the service periods for awards expected to vest. The fair value of restricted stock and deferred stock is determined based on the number of shares granted and the market value at date of grant. The fair value of stock options is determined using a modified Black-Scholes methodology.

Prior to the Distribution Date, all employee stock incentive awards were granted by Altria.

Excess tax benefits from the vesting of stock-based awards of  $32 million,  $26 million and  $16 million were recognized in additional paid-in capital as of December 31, 2010, 2009 and 2008, respectively, and were presented as financing cash flows.

Goodwill and Other Intangible Assets, net	12 Months Ended
Dec. 31, 2010
Goodwill and Other Intangible Assets, net
Goodwill and Other Intangible Assets, net

Note 3. Goodwill and Other Intangible Assets, net:

Goodwill and other intangible assets, net, by segment were as follows (in millions):

	Goodwill		Other Intangible Assets, net
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
European Union	$1,443	$1,539	$673	$699
Eastern Europe, Middle East & Africa	702	743	263	253
Asia	5,004	3,926	1,661	1,346
Latin America & Canada	3,012	2,904	1,276	1,248

Total	$10,161	$9,112	$3,873	$3,546

Goodwill is due primarily to PMI's acquisitions in Canada, Indonesia, Mexico, Greece, Serbia, Colombia and Pakistan, as well as the business combination in the Philippines in February 2010. The movements in goodwill are as follows (in millions):

	European Union	Eastern Europe, Middle East & Africa	Asia	Latin America & Canada	Total
Balance at January 1, 2009	$1,456	$648	$3,387	$2,524	$8,015
Changes due to:
Acquisitions	58	163		38	259
Currency	25	(68)	539	342	838

Balance at December 31, 2009	1,539	743	3,926	2,904	9,112
Changes due to:
Philippines business combination			842		842
Other business combinations	8	5	2	2	17
Currency	(104)	(46)	234	106	190

Balance at December 31, 2010	$1,443	$702	$5,004	$3,012	$10,161

The increase in goodwill during 2010 from other business combinations relates to our new leaf procurement business in Brazil, which has been allocated to all of PMI's reportable segments based on the projected use of Brazilian leaf. For further details on the transaction in the Philippines and other business combinations, see Note 6. Acquisitions and Other Business Arrangements.

The increase in goodwill from acquisitions during 2009 was due primarily to PMI's September 2009 purchase of Swedish Match South Africa (Proprietary) Limited, its February 2009 purchase of the Petterøes tobacco business and its final purchase price allocation from the 2008 acquisition of Rothmans Inc. in Canada. For further details, see Note 6. Acquisitions and Other Business Arrangements.

Additional details of other intangible assets were as follows (in millions):

	December 31, 2010		December 31, 2009
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Non-amortizable intangible assets	$2,170		$2,080
Amortizable intangible assets	1,983	$280	1,663	$197

Total other intangible assets	$4,153	$280	$3,743	$197

Non-amortizable intangible assets substantially consist of trademarks from PMI's acquisitions in Indonesia in 2005 and Mexico in 2007. Amortizable intangible assets consist primarily of certain trademarks, distribution networks and non-compete agreements associated with business combinations. The increase in other intangible assets during 2010 was due primarily to a business combination in the Philippines and currency movements. For further details, see Note 6. Acquisitions and Other Business Arrangements. The range of useful lives as well as the weighted-average remaining useful life of amortizable intangible assets at December 31, 2010, is as follows:

Description	Estimated Useful Lives	Weighted-Average Remaining Useful Lives
Trademarks	2 - 40 years	27 years

Distribution networks	20 - 30 years	17 years

Non-compete agreements	3 - 10 years	4 years

Farmer contracts	12.5 years	12 years

Pre-tax amortization expense for intangible assets during the years ended December 31, 2010, 2009 and 2008, was  $88 million,  $74 million and  $44 million, respectively. Amortization expense for each of the next five years is estimated to be  $95 million or less, assuming no additional transactions occur that require the amortization of intangible assets.

Transactions with Altria Group, Inc. and Related Party	12 Months Ended
Dec. 31, 2010
Transactions with Altria Group, Inc. and Related Party
Transactions with Altria Group, Inc. and Related Party

Note 4. Transactions with Altria Group, Inc. and Related Party:

Separation from Altria Group, Inc.

On January 30, 2008, the Altria Board of Directors announced Altria's plans to spin off all of its interest in PMI to Altria's stockholders in a tax-free transaction pursuant to Section 355 of the U.S. Internal Revenue Code (the "Spin-off"). The distribution of all of the PMI shares owned by Altria was made on March 28, 2008 (the "Distribution Date") to stockholders of record as of the close of business on March 19, 2008 (the "Record Date"). Altria distributed one share of PMI common stock for each share of Altria common stock outstanding as of the Record Date.

Holders of Altria stock options were treated similarly to public stockholders and, accordingly, had their stock awards split into two instruments. Holders of Altria stock options received the following stock options, which, immediately after the Spin-off, had an aggregate intrinsic value equal to the intrinsic value of the pre-spin Altria options:

•	a new PMI option to acquire the same number of shares of PMI common stock as the number of Altria options held by such person on the Distribution Date; and

•	an adjusted Altria option for the same number of shares of Altria common stock with a reduced exercise price.

As stipulated by the Employee Matters Agreement between PMI and Altria, the exercise price of each option was developed to reflect the relative market values of PMI and Altria shares by allocating the price of Altria common stock before the distribution ( $73.83) to PMI shares ( $51.44) and Altria shares ( $22.39), and then multiplying each of these allocated values by the Option Conversion Ratio. The Option Conversion Ratio was equal to the exercise price of the Altria option, prior to any adjustment for the distribution, divided by  $73.83. As a result, the new PMI option and the adjusted Altria option have an aggregate intrinsic value equal to the intrinsic value of the pre-split Altria option.

Holders of Altria restricted stock or deferred stock awarded prior to January 30, 2008, retained their existing awards and received the same number of shares of restricted or deferred stock of PMI. The restricted stock and deferred stock will not vest until the completion of the original restriction period (typically, three years from the date of the original grant). Recipients of Altria deferred stock awarded on January 30, 2008, who were employed by Altria after the Distribution Date, received additional shares of deferred stock of Altria to preserve the intrinsic value of the award. Recipients of Altria deferred stock awarded on January 30, 2008, who were employed by PMI after the Distribution Date, received substitute shares of PMI deferred stock to preserve the intrinsic value of the award.

To the extent that employees of Altria and its remaining subsidiaries received PMI stock options, Altria reimbursed PMI in cash for the Black-Scholes fair value of the stock options received. To the extent that employees of PMI or its subsidiaries held Altria stock options, PMI reimbursed Altria in cash for the Black-Scholes fair value of the stock options. To the extent that employees of Altria and its remaining subsidiaries received PMI deferred stock, Altria paid PMI the fair value of the PMI deferred stock less the value of projected forfeitures. To the extent that employees of PMI or its subsidiaries held Altria restricted stock or deferred stock, PMI reimbursed Altria in cash for the fair value of the restricted or deferred stock less the value of projected forfeitures and any amounts previously charged to PMI for the restricted or deferred stock. Based upon the number of Altria stock awards outstanding at the Distribution Date, the net amount of these reimbursements resulted in a payment of  $449 million from Altria to PMI. This reimbursement from Altria was reflected as an increase to the additional paid-in capital of PMI on the December 31, 2008, consolidated statement of stockholders' equity.

Prior to the Spin-off, PMI was included in the Altria consolidated federal income tax return, and federal income tax contingencies were recorded as liabilities on the balance sheet of Altria. In April 2008, Altria reimbursed PMI in cash for these liabilities, which were  $97 million.

Prior to the Spin-off, certain employees of PMI participated in the U.S. benefit plans offered by Altria. Since the Distribution Date, the benefits previously provided by Altria are now provided by PMI. As a result, new plans have been established by PMI, and the related plan assets (to the extent that the benefit plans were previously funded) and liabilities have been transferred to the new plans. The transfer of these benefits resulted in PMI recording additional liabilities of  $103 million in its consolidated balance sheet, partially offset by the related deferred tax assets ( $22 million) and an adjustment to stockholders' equity ( $26 million). During 2008, Altria paid PMI  $55 million related to the transfer of these benefits.

A subsidiary of Altria provided PMI with certain corporate services at cost plus a management fee. After the Distribution Date, PMI undertook these activities, and services provided to PMI ceased in 2008. All intercompany accounts with Altria were settled in cash. As shown in the table below, the settlement of the intercompany accounts (including the amounts discussed above related to stock awards, tax contingencies and benefit plan liabilities) resulted in a net payment from Altria to PMI of  $275 million.

(in millions)
Modifications to Altria Group, Inc. stock awards	$449
Transfer of federal income tax contingencies	97
Transfer of employee benefit plan liabilities	55
Settlement of intercompany account (primarily taxes)	(326)

Net amount received from Altria Group, Inc. and affiliates	$275

As part of the Spin-off, PMI paid  $4.0 billion in special dividends in addition to its normal dividends to Altria. PMI paid  $3.1 billion of these special dividends in 2007 and the remaining  $900 million in the first quarter of 2008.

Corporate services

On March 28, 2008, PMI entered into a Transition Services Agreement and an Employee Matters Agreement to provide certain transition services after the Spin-off and to govern Altria and PMI's respective obligations with respect to employees and the related compensation and benefit plans. As discussed in Note 11. Income Taxes, Altria and PMI also entered into a Tax Sharing Agreement to govern the parties' respective rights and obligations with regard to taxes.

On March 28, 2008, PMI Global Services Inc. purchased from Altria Corporate Services, Inc. ("ALCS"), at a fair market value of  $108 million, a subsidiary of ALCS, the principal assets of which were two Gulfstream airplanes. Given that the purchase was from an entity under common control, the planes were recorded at book value ( $89 million) and a portion of the purchase price ( $19 million) was treated as a dividend to Altria.

Operations

Prior to 2009, PMI had contracts with Philip Morris USA Inc. ("PM USA"), a U.S. tobacco subsidiary of Altria, for the purchase of U.S.-grown tobacco leaf, the contract manufacture of cigarettes for export from the United States and certain research and development activities. Billings for services were generally based upon PM USA's cost to provide such services, plus a service fee. The cost of leaf purchases was the market price of the leaf plus a service fee. Fees paid have been included in operating cash flows on PMI's consolidated statements of cash flows.

In 2008, PMI terminated its contract manufacturing arrangement with PM USA and completed the process of shifting all of its PM USA contract manufactured production to PMI facilities in Europe during the fourth quarter of 2008. During the first quarter of 2008, PMI recorded exit costs of  $15 million related to the termination of its manufacturing contract with PM USA.

During 2008, the goods and services purchased from PM USA were as follows (in millions):

2008
Contract manufacturing, cigarette volume	24,692

Contract manufacturing expense	$431
Research and development, net of billings to PM USA	(2)

Total pre-tax expense	$429

Leaf purchases	$88

Contract manufacturing expense included the cost of cigarettes manufactured for PMI, as well as the cost of PMI's purchases of reconstituted tobacco and production materials. The expenses shown above also included total service fees of  $20 million for the year ended December 31, 2008.

Effective as of January 1, 2008, PMI entered into an Intellectual Property Agreement with PM USA. The Intellectual Property Agreement governs the ownership of intellectual property between PMI and PM USA. Ownership of the jointly funded intellectual property has been allocated as follows:

•	PMI owns all rights to the jointly funded intellectual property outside the United States, its territories and possessions; and

•	PM USA owns all rights to the jointly funded intellectual property in the United States, its territories and possessions.

Ownership of intellectual property related to patent applications and resulting patents based solely on the jointly funded intellectual property, regardless of when filed or issued, will be exclusive to PM USA in the United States, its territories and possessions and exclusive to PMI everywhere else in the world. Additionally, the Intellectual Property Agreement contains provisions concerning intellectual property that is independently developed by PMI and PM USA following the Spin-off.

Related Party

Grupo Carso, S.A.B. de C.V. ("Grupo Carso") retains a 20% noncontrolling interest in PMI's Mexican tobacco business. A director of PMI has an affiliation with Grupo Carso. In 2007, PMI and Grupo Carso entered into an agreement for PMI to potentially acquire, or for Grupo Carso to potentially sell to PMI, Grupo Carso's remaining 20% interest in the future.

Asset Impairment and Exit Costs	12 Months Ended
Dec. 31, 2010
Asset Impairment and Exit Costs
Asset Impairment and Exit Costs

Note 5. Asset Impairment and Exit Costs:

During 2010, 2009 and 2008, pre-tax asset impairment and exit costs consisted of the following (in millions):

	2010	2009	2008
Separation programs:
European Union	$27	$29	$66
Latin America & Canada			3

Total separation programs	27	29	69

Contract termination charges:
Eastern Europe, Middle East & Africa			1
Asia	20		14

Total contract termination charges	20	—	15

Asset impairment and exit costs	$47	$29	$84

Exit Costs:

Separation Programs

PMI recorded pre-tax separation program charges of  $27 million,  $29 million, and  $69 million for the years ended December 31, 2010, 2009 and 2008, respectively. The pre-tax separation program charges primarily related to severance costs in the European Union.

Contract Termination Charges

On February 25, 2010, PMI's affiliate, Philip Morris Philippines Manufacturing Inc. ("PMPMI"), and Fortune Tobacco Corporation ("FTC") combined their respective business activities by transferring selected assets and liabilities of PMPMI and FTC to a new company called PMFTC Inc. ("PMFTC"). For further details on this business combination, see Note 6. Acquisitions and Other Business Arrangements. During the fourth quarter of 2010, PMI recorded exit costs of  $20 million related to the early termination of a transition services agreement between FTC and PMFTC.

As previously discussed in Note 4. Transactions with Altria Group, Inc. and Related Party, PMI terminated its contract manufacturing arrangement with PM USA in 2008 and completed the process of shifting all of its PM USA contract manufactured production to PMI facilities in Europe during the fourth quarter of 2008. During the first quarter of 2008, PMI recorded exit costs of  $15 million related to the termination of its manufacturing contract with PM USA.

Movement in Exit Cost Liabilities

The movement in the exit cost liabilities for PMI was as follows (in millions):

Liability balance, January 1, 2009	$115
Charges	29
Cash spent	(56)
Currency/other	(4)

Liability balance, December 31, 2009	$84
Charges, net of accrual reversal of $5	47
Cash spent	(75)
Currency/other	(8)

Liability balance, December 31, 2010	$48

Cash payments related to exit costs at PMI were  $75 million,  $56 million and  $99 million for the years ended December 31, 2010, 2009 and 2008, respectively. Future cash payments for exit costs incurred to date are expected to be approximately  $48 million, which will be substantially paid by the end of 2012.

Acquisitions and Other Business Arrangements	12 Months Ended
Dec. 31, 2010
Acquisitions and Other Business Arrangements
Acquisitions and Other Business Arrangements

Note 6. Acquisitions and Other Business Arrangements:

Philippines Business Combination:

On February 25, 2010, PMI's affiliate, Philip Morris Philippines Manufacturing Inc. ("PMPMI"), and Fortune Tobacco Corporation ("FTC") combined their respective business activities by transferring selected assets and liabilities of PMPMI and FTC to a new company called PMFTC Inc. ("PMFTC"). PMPMI and FTC hold equal economic interests in PMFTC, while PMI manages the day-to-day operations of PMFTC and has a majority of its Board of Directors. Consequently, PMI accounts for the contributed assets and liabilities of FTC as a business combination. The establishment of PMFTC permits both parties to benefit from their respective, complementary brand portfolios, as well as cost synergies from the resulting integration of manufacturing, distribution and procurement, and the further development and advancement of tobacco growing in the Philippines.

As PMI has control of PMFTC, the contribution of PMPMI's net assets was recorded at book value, while the contribution of the FTC net assets to PMFTC was recorded at fair value. The difference between the two contributions resulted in an increase to PMI's additional paid-in capital of  $477 million.

The fair value of the assets and liabilities contributed by FTC in this non-cash transaction has been determined to be  $1.17 billion, and this final fair value has been primarily allocated to goodwill ( $842 million), inventories ( $486 million), property, plant and equipment ( $289 million) and brands ( $240 million), partially offset by long-term debt ( $495 million, of which  $77 million was shown as current portion of long-term debt), deferred taxes ( $138 million, net of  $18 million of current deferred tax assets) and other current liabilities.

FTC also holds the right to sell its interest in PMFTC to PMI, except in certain circumstances, during the period from February 25, 2015 through February 24, 2018, at an agreed-upon value of  $1.17 billion, which is recorded on PMI's consolidated balance sheet as a redeemable noncontrolling interest at the date of the business combination. The amount of FTC's redeemable noncontrolling interest at the date of the business combination was determined as follows (in millions):

Noncontrolling interest in contributed net assets	$693
Accretion to redeemable value	477

Redeemable noncontrolling interest at date of business combination	$1,170

PMI decided to immediately recognize the accretion to redeemable value rather than recognizing it over the term of the agreement with FTC. This accretion has been charged against additional paid-in capital and fully offsets the increase that resulted from the contributions of net assets to PMFTC, noted above.

With the consolidation of PMFTC, FTC's share of PMFTC's comprehensive income or loss is attributable to the redeemable noncontrolling interest, impacting the carrying value. To the extent that the attribution of these amounts would cause the carrying value to fall below the redemption amount of  $1.17 billion, the carrying amount would be adjusted back up to the redemption value through stockholders' equity. The movement in redeemable noncontrolling interest after the business combination is as follows (in millions):

Redeemable noncontrolling interest at date of business combination	$1,170
Share of net earnings for the year ended December 31, 2010	26
Dividend payments	(24)
Currency translation for the year ended December 31, 2010	16

Redeemable noncontrolling interest at December 31, 2010	$1,188

In future periods, if the fair value of 50% of PMFTC were to drop below the redemption value of  $1.17 billion, the difference would be treated as a special dividend to FTC and would reduce PMI's earnings per share. Reductions in earnings per share may be partially or fully reversed in subsequent periods if the fair value of the redeemable noncontrolling interest increases relative to the redemption value. Such increases in earnings per share would be limited to cumulative prior reductions.

Brazil:

In June 2010, PMI announced that its affiliate, Philip Morris Brasil Industria e Comercio Ltda. ("PMB"), will begin directly sourcing tobacco leaf from approximately 17,000 tobacco farmers in Southern Brazil. This initiative enhances PMI's direct involvement in the supply chain and is expected to provide approximately 10% of PMI's global leaf requirements. The vertically integrated structure was made possible following separate agreements with two current leaf suppliers in Brazil, Alliance One Brasil Exportadora de Tabacos Ltda. ("AOB") and Universal Leaf Tabacos Ltda. ("ULT"). These agreements resulted in AOB assigning approximately 9,000 contracts with tobacco farmers to PMB and ULT assigning approximately 8,000 contracts with tobacco farmers to PMB. As a result, PMB offered employment to more than 200 employees, most of them agronomy specialists, and acquired related assets in Southern Brazil. The purchase price for the net assets and the contractual relationships was  $83 million. PMI accounted for these transactions as a business combination. The preliminary allocation of the purchase price was to other intangible assets ( $34 million, farmers contracts), inventories ( $33 million), goodwill ( $17 million), property, plant and equipment ( $16 million) and other non-current assets ( $11 million), partially offset by other current liabilities ( $28 million, which consists primarily of the total amount of bank guarantees for tobacco farmers' rural credit facilities).

Colombia:

In July 2009, PMI entered into an agreement to purchase 100% of the shares of privately owned Colombian cigarette manufacturer, Productora Tabacalera de Colombia, Protabaco Ltda. ("Protabaco"), for  $452 million. The transaction was subject to competition authority approval and final confirmatory due diligence. In October 2010, the Colombian competition authority issued its final decision pertaining to PMI's application for the acquisition. Approval to proceed with the acquisition had been granted subject to several significant conditions and constraints. In January 2011, PMI announced that it will no longer pursue its intention to acquire Protabaco. After a review of its options, PMI concluded that the transaction, in light of the conditions, would not satisfy the financial objectives that were originally envisaged.

Rothmans:

In October 2008, PMI completed the acquisition of Rothmans Inc. ("Rothmans"), which is located in Canada, for CAD 2.0 billion (approximately  $1.9 billion based on exchange rates prevailing at the time of the acquisition). Prior to being acquired by PMI, Rothmans' sole holding was a 60% interest in Rothmans, Benson & Hedges Inc. ("RBH"). The remaining 40% interest in RBH was owned by PMI. From January 2008 to September 2008, PMI recorded equity earnings on its equity interest in RBH. After the completion of the acquisition, Rothmans became a wholly owned subsidiary of PMI and, as a result, PMI recorded all of Rothmans' earnings during the fourth quarter of 2008. Rothmans contributed  $187 million of incremental operating income and  $80 million of incremental net earnings attributable to PMI during the year ended December 31, 2009.

Other:

In September 2009, PMI acquired Swedish Match South Africa (Proprietary) Limited, for ZAR 1.93 billion (approximately  $256 million based on exchange rates prevailing at the time of the acquisition), including acquired cash.

In February 2009, PMI purchased the Petterøes tobacco business for  $209 million. Assets purchased consisted primarily of definite-lived trademarks of other tobacco products primarily sold in Norway and Sweden.

In June 2008, PMI purchased the fine cut trademark Interval and certain other trademarks in the other tobacco products category from Imperial Tobacco Group PLC for  $407 million. This purchase is reflected in other investing activities in the consolidated statement of cash flows for the year ended December 31, 2008.

The effect of these other acquisitions presented above was not material to PMI's consolidated financial position, results of operations or operating cash flows in any of the periods presented.

Indebtedness	12 Months Ended
Dec. 31, 2010
Indebtedness
Indebtedness

Note 7. Indebtedness:

Short-Term Borrowings:

At December 31, 2010 and 2009, PMI's short-term borrowings and related average interest rates consisted of the following (in millions):

	December 31, 2010		December 31, 2009
	Amount Outstanding	Average Year-End Rate	Amount Outstanding	Average Year-End Rate
Commercial paper	$1,209	0.2%	$1,350	0.2%
Bank loans	538	6.0	312	7.8

	$1,747		$1,662

Given the mix of subsidiaries and their respective local economic environments, the average interest rate for bank loans above can vary significantly from day to day and country to country.

The fair values of PMI's short-term borrowings at December 31, 2010 and 2009, based upon current market interest rates, approximate the amounts disclosed above.

Long-Term Debt:

At December 31, 2010 and 2009, PMI's long-term debt consisted of the following (in millions):

	2010	2009
U.S. dollar notes, 4.500% to 6.875% (average interest rate 5.640%), due through 2038	$8,190	$7,199
Foreign currency obligations:
Euro notes payable (average interest rate 5.240%), due through 2016	4,899	5,378
Swiss franc notes payable (average interest rate 3.625%), due through 2013	1,050	969
Other (average interest rate 3.647%), due through 2024	616	208

	14,755	13,754
Less current portion of long-term debt	1,385	82

	$13,370	$13,672

Debt offerings in 2010:

In March 2010, PMI issued  $1.0 billion of 4.50% U.S. dollar notes due March 2020. Interest is payable semiannually, beginning in September 2010. The net proceeds from the sale of the securities ( $983 million) were used to meet PMI's working capital requirements, repurchase PMI's common stock, refinance debt and for general corporate purposes.

Other debt:

Other foreign currency debt above includes  $137 million and  $205 million at December 31, 2010 and 2009, respectively, of capital lease obligations primarily associated with PMI's vending machine distribution network in Japan. Other foreign currency debt also includes long-term debt from our business combination in the Philippines and mortgage debt at December 31, 2010.

Aggregate maturities:

Aggregate maturities of long-term debt are as follows (in millions):

2011	$1,385
2012	2,229
2013	2,845
2014	1,252
2015	986
2016-2020	4,492
2021-2025	148
Thereafter	1,500

14,837
Debt discounts	(82)

Total long-term debt	$14,755

See Note 16. Fair Value Measurements for additional disclosures related to the fair value of PMI's debt.

Credit Facilities:

On March 29, 2010, PMI entered into a new multi-year revolving credit facility in the amount of  $2.5 billion, which expires on September 30, 2013. This new revolving credit facility replaced the Euro 2.0 billion five-year revolving credit facility, which was to expire on May 12, 2010, and the  $1.0 billion three-year revolving credit facility, which was to expire on December 4, 2010.

At December 31, 2010, PMI's committed credit facilities and commercial paper were as follows (in billions of dollars):

Type	Committed Credit Facilities	Commercial Paper
3.5-year revolving credit, expiring September 30, 2013	$2.5

5-year revolving credit, expiring December 4, 2012	2.7

Total facilities	$5.2

Commercial paper outstanding		$1.2

At December 31, 2010, there were no borrowings under the committed credit facilities.

These facilities require PMI to maintain a ratio of consolidated earnings before interest, taxes, depreciation and amortization ("consolidated EBITDA") to consolidated interest expense of not less than 3.5 to 1.0 on a rolling twelve-month basis. At December 31, 2010, PMI's ratio calculated in accordance with the agreements was 13.7 to 1.0. These facilities do not include any credit rating triggers, material adverse change clauses or any provisions that could require PMI to post collateral. These facilities can be used to support the issuance of commercial paper in Europe and the United States. The terms "consolidated EBITDA" and "consolidated interest expense," both of which include certain adjustments, are defined in the facilities previously filed with the Securities and Exchange Commission.

In addition to the committed credit facilities shown above, certain PMI subsidiaries maintain short-term credit arrangements to meet their respective working capital needs. These credit arrangements, which amounted to approximately  $1.6 billion at December 31, 2010, are for the sole use of the subsidiaries. Borrowings under these arrangements amounted to  $538 million and  $312 million at December 31, 2010 and 2009, respectively.

Capital Stock	12 Months Ended
Dec. 31, 2010
Capital Stock
Capital Stock

Note 8. Capital Stock:

As discussed in Note 1. Background and Basis of Presentation, on March 28, 2008, Altria completed the distribution of one share of PMI common stock for each share of Altria common stock outstanding as of the Record Date. As a result, PMI had 2,108,901,789 shares of common stock outstanding immediately following the distribution. PMI commenced a  $13.0 billion two-year share repurchase program on May 1, 2008. On April 30, 2010, PMI completed the  $13.0 billion share repurchase program, which resulted in the purchase of 277.6 million shares at an average price of  $46.83 per share. On May 1, 2010, PMI commenced a new  $12 billion three-year share repurchase program. From May 1, 2010, through December 31, 2010, PMI repurchased 55.9 million shares of its common stock at a cost of  $3.0 billion, or  $52.79 per share, under this new repurchase program. During 2010, 2009 and 2008, PMI repurchased  $5.0 billion,  $5.5 billion and  $5.4 billion, respectively, of its common stock.

Shares of authorized common stock are 6.0 billion; issued, repurchased and outstanding shares after the distribution by Altria were as follows:

	Shares Issued	Shares Repurchased	Shares Outstanding
Balances, March 28, 2008	2,108,901,789	—	2,108,901,789

Repurchase of shares		(106,775,475)	(106,775,475)
Exercise of stock options and issuance of other stock awards	414,542	4,722,204	5,136,746

Balances, December 31, 2008	2,109,316,331	(102,053,271)	2,007,263,060

Repurchase of shares		(129,732,863)	(129,732,863)
Exercise of stock options and issuance of other stock awards		9,634,306	9,634,306

Balances, December 31, 2009	2,109,316,331	(222,151,828)	1,887,164,503

Repurchase of shares		(97,053,310)	(97,053,310)
Exercise of stock options and issuance of other stock awards		11,672,297	11,672,297

Balances, December 31, 2010	2,109,316,331	(307,532,841)	1,801,783,490

At December 31, 2010, 43,313,320 shares of common stock were reserved for stock options and other stock awards under PMI's stock plans, and 250 million shares of preferred stock, without par value, were authorized but unissued. PMI currently has no plans to issue any shares of preferred stock.

Stock Plans	12 Months Ended
Dec. 31, 2010
Stock Plans
Stock Plans

Note 9. Stock Plans:

Performance Incentive Plan and Stock Compensation Plan for Non-Employee Directors

Under the Philip Morris International Inc. 2008 Performance Incentive Plan (the "Plan"), PMI may grant to certain eligible employees stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock and deferred stock units and other stock-based awards based on PMI's common stock, as well as performance-based incentive awards. Up to 70 million shares of PMI's common stock may be issued under the

Plan. At March 31, 2008, approximately 34.1 million shares were granted under the Plan to reflect PMI's Spin-off from Altria. At December 31, 2010, 31,002,026 shares were available for grant under the Plan.

PMI also adopted the Philip Morris International Inc. 2008 Stock Compensation Plan for Non-Employee Directors (the "Non-Employee Directors Plan"). A non-employee director is defined as each member of the PMI Board of Directors who is not a full-time employee of PMI or of any corporation in which PMI owns, directly or indirectly, stock possessing at least 50% of the total combined voting power of all classes of stock entitled to vote in the election of directors in such corporation. Up to 1,000,000 shares of PMI common stock may be awarded under the Non-Employee Directors Plan. As of December 31, 2010, shares available for grant under the plan were 842,345.

Stock Option Awards

In connection with the PMI Spin-off, Altria employee stock options were modified through the issuance of PMI employee stock options and the adjustment of the stock option exercise prices for the Altria awards. As a result of these modifications, the aggregate intrinsic value of the PMI and Altria stock options immediately after the Spin-off was not greater than the aggregate intrinsic value of the Altria stock options before the Spin-off. Since the Black-Scholes fair values of the awards immediately before and immediately after the Spin-off were equivalent, as measured in accordance with the FASB authoritative guidance for Stock Compensation, no incremental compensation expense was recorded as a result of the modification of the Altria awards.

At December 31, 2010, PMI shares subject to option were as follows:

	Shares Subject to Option	Weighted- Average Exercise Price	Average Remaining Contractual Term	Aggregate Intrinsic Value
Balance at January 1, 2010	13,566,174	$24.10
Options exercised	(9,849,877)	23.36
Options cancelled	(35,785)	15.17

Balance/Exercisable at December 31, 2010	3,680,512	26.14	1 year	$119 million

After the Spin-off, the total intrinsic value of PMI options exercised for the years ended December 31, 2010, 2009 and 2008, were  $292 million,  $222 million and  $147 million, respectively.

Restricted and Deferred Stock Awards

PMI may grant restricted stock and deferred stock awards to eligible employees, giving them in most instances all of the rights of stockholders, except that they may not sell, assign, pledge or otherwise encumber such shares. Such shares are subject to forfeiture if certain employment conditions are not met. Restricted stock and deferred stock awards generally vest on the third anniversary of the grant date.

During 2010, the activity for restricted stock and deferred stock awards was as follows:

	Number of Shares	Weighted- Average Grant Date Fair Value Per Share
Balance at January 1, 2010	7,439,543	$47.00
Granted	3,553,630	47.54
Vested	(1,997,792)	61.76
Forfeited	(226,674)	43.94

Balance at December 31, 2010	8,768,707	43.94

The weighted-average grant date fair value of the restricted stock and deferred stock awards granted to PMI employees during the years ended December 31, 2010, 2009 and 2008, was  $169 million,  $142 million and  $102 million, or  $47.54,  $37.01 and  $51.44 per restricted or deferred share, respectively. The fair value of the restricted stock and deferred stock awards at the date of grant is amortized to expense ratably over the restriction period. PMI recorded compensation expense for these restricted stock and deferred stock awards of  $127 million,  $93 million and  $68 million for the years ended December 31, 2010, 2009 and 2008. The unamortized compensation expense related to restricted stock and deferred stock awards was  $169 million at December 31, 2010, and is expected to be recognized over a weighted-average period of two years.

For the year ended December 31, 2010, 2.0 million shares of PMI restricted stock and deferred stock awards vested. Of this amount, 1.4 million shares went to PMI employees, and the remainder went to Altria employees who held PMI stock awards as a result of the Spin-off. The grant date fair value of all the vested shares was approximately  $123 million. The total fair value of restricted stock and deferred stock awards that vested in 2010 was approximately the same as the grant date fair value. The grant price information for restricted stock and deferred stock awarded prior to January 30, 2008, reflects the historical market price of Altria stock at date of grant and was not adjusted to reflect the Spin-off.

For the year ended December 31, 2009, 1.5 million shares of PMI restricted stock and deferred stock awards vested. Of this amount, 1.0 million shares went to PMI employees, and the remainder went to Altria and Kraft Foods Inc. employees who held PMI stock awards as a result of the Spin-off. The grant date fair value of all the vested shares was approximately  $107 million. The total fair value of restricted stock and deferred stock awards that vested in 2009 was approximately the same as the grant date fair value.

Following the Spin-off from Altria, 0.3 million shares of PMI restricted and deferred stock awards vested in the year ended December 31, 2008. The total fair value of restricted stock and deferred stock awards that vested after the Spin-off in 2008 was approximately  $14 million. For the period prior to the Spin-off from Altria in 2008, the total fair value of vested Altria and Kraft Foods Inc. stock awards held by PMI employees was  $69 million.

Earnings per Share	12 Months Ended
Dec. 31, 2010
Earnings per Share
Earnings per Share

Note 10. Earnings per Share:

Unvested share-based payment awards that contain non-forfeitable rights to dividends are participating securities and therefore are included in PMI's earnings per share calculation pursuant to the two-class method.

Basic and diluted earnings per share ("EPS") were calculated using the following (in millions):

	For the Years Ended December 31,
	2010	2009	2008
Net earnings attributable to PMI	$7,259	$6,342	$6,890
Less distributed and undistributed earnings attributable to share-based payment awards	33	23	15

Net earnings for basic and diluted EPS	$7,226	$6,319	$6,875

Weighted-average shares for basic EPS	1,839	1,943	2,068
Plus incremental shares from assumed conversions:
Stock options	3	7	8

Weighted-average shares for diluted EPS	1,842	1,950	2,076

For the 2009 computation, the number of stock options excluded from the calculation of weighted-average shares for diluted EPS, because their effects were antidilutive, was immaterial. For the 2010 and 2008 computations, there were no antidilutive stock options.

As discussed in Note 1. Background and Basis of Presentation, on March 28, 2008, Altria completed the distribution of one share of PMI common stock for each share of Altria common stock outstanding as of the Record Date. As a result, PMI had 2,108,901,789 shares of common stock outstanding immediately following the distribution. As a result of the distribution, all EPS amounts prior to the Distribution Date were adjusted to reflect the new capital structure of PMI. The same number of shares is being used for both diluted EPS and basic EPS for all periods prior to the Distribution Date, as no PMI equity awards were outstanding prior to the Distribution Date.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes
Income Taxes

Note 11. Income Taxes:

Earnings before income taxes and provision for income taxes consisted of the following for the years ended December 31, 2010, 2009 and 2008 (in millions):

	2010	2009	2008

Earnings before income taxes	$10,324	$9,243	$9,937

Provision for income taxes:
United States federal:
Current	$157	$348	$470
Deferred	145	(202)	52

	302	146	522
State and local	1	1	(23)

Total United States	303	147	499

Outside United States:
Current	2,567	2,213	2,335
Deferred	(44)	331	(47)

Total outside United States	2,523	2,544	2,288

Total provision for income taxes	$2,826	$2,691	$2,787

United States income tax is primarily attributable to repatriation costs.

At December 31, 2010, applicable United States federal income taxes and foreign withholding taxes have not been provided on approximately  $14 billion of accumulated earnings of foreign subsidiaries that are expected to be permanently reinvested. The determination of the amount of deferred tax related to these earnings is not practicable.

On March 28, 2008, PMI entered into a Tax Sharing Agreement (the "Tax Sharing Agreement") with Altria. The Tax Sharing Agreement generally governs PMI's and Altria's respective rights, responsibilities and obligations for pre-distribution periods and for potential taxes on the Spin-off. With respect to any potential tax resulting from the Spin-off, responsibility for the tax will be allocated to the party that acted (or failed to act) in a manner that resulted in the tax.

The U.S. federal statute of limitations remains open for the years 2004 and onward, with years 2004 to 2006 currently under examination by the IRS. Foreign and U.S. state jurisdictions have statutes of limitations generally ranging from three to five years. Years still open to examination by foreign tax authorities in major jurisdictions include Germany (2002 onward), Indonesia (2007 onward), Russia (2010 onward) and Switzerland (2009 onward). PMI is currently under examination in various foreign jurisdictions.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions):

	2010	2009	2008
Balance at January 1,	$174	$160	$163
Additions based on tax positions related to the current year	18	26	35
Additions for tax positions of previous years	35	1	14
Reductions for tax positions of prior years	(125)	(15)	(33)
Reductions due to lapse of statute of limitations	(1)		(2)
Settlements	(6)	(2)	(13)
Other		4	(4)

Balance at December 31,	$95	$174	$160

Unrecognized tax benefits and PMI's liability for contingent income taxes, interest and penalties were as follows (in millions):

	December 31, 2010	December 31, 2009	December 31, 2008
Unrecognized tax benefits	$95	$174	$160
Accrued interest and penalties	30	48	47
Tax credits and other indirect benefits	(58)	(33)	(34)

Liability for tax contingencies	$67	$189	$173

The amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate was  $37 million at December 31, 2010. The remainder, if recognized, would principally affect deferred taxes.

For the years ended December 31, 2010, 2009 and 2008, PMI recognized (income) expense in its consolidated statements of earnings of ( $17) million, ( $1) million and  $1 million, respectively, related to interest and penalties.

PMI is regularly examined by tax authorities around the world. Although PMI does not anticipate the closure of any significant tax audits in the next twelve months, examinations could result in a change in unrecognized tax benefits along with related interest and penalties.

The effective income tax rate on pre-tax earnings differed from the U.S. federal statutory rate for the following reasons for the years ended December 31, 2010, 2009 and 2008:

	2010	2009	2008
U.S. federal statutory rate	35.0%	35.0%	35.0%
Increase (decrease) resulting from:
Foreign rate differences	(10.0)	(8.6)	(9.5)
Dividend repatriation cost	3.5	2.5	2.5
Reversal of tax reserves no longer required	(1.4)
Other	0.3	0.2	0.1

Effective tax rate	27.4%	29.1%	28.1%

The 2010 effective tax rate was favorably impacted by the reversal of tax reserves ( $148 million) following the conclusion of the IRS examination of Altria Group, Inc.'s consolidated tax returns for the years 2000 through 2003, partially offset by the negative impact of an enacted increase in corporate income tax rates in Greece ( $21 million) and the net result of an audit in Italy ( $6 million).

The 2008 effective tax rate included the adoption of U.S. income tax regulations proposed in 2008 ( $154 million) and the enacted reduction of future corporate income tax rates in Indonesia ( $67 million), partially offset by the impact of the after-tax charge of  $124 million related to the RBH settlement with the Government of Canada and all ten provinces, and the tax cost of a legal entity restructuring ( $45 million).

The tax effects of temporary differences that gave rise to deferred income tax assets and liabilities consisted of the following (in millions):

	At December 31,
	2010	2009
Deferred income tax assets:
Accrued postretirement and postemployment benefits	$214	$210
Accrued pension costs	118	145
Inventory	61	2
Foreign exchange		99
Other	195	192

Total deferred income tax assets	588	648

Deferred income tax liabilities:
Trade names	(860)	(757)
Property, plant and equipment	(395)	(321)
Unremitted earnings	(817)	(709)
Foreign exchange	(57)

Total deferred income tax liabilities	(2,129)	(1,787)

Net deferred income tax liabilities	$(1,541)	$(1,139)

Segment Reporting	12 Months Ended
Dec. 31, 2010
Segment Reporting
Segment Reporting

Note 12. Segment Reporting:

PMI's subsidiaries and affiliates are engaged in the manufacture and sale of cigarettes and other tobacco products in markets outside of the United States of America. Reportable segments for PMI are organized and managed by geographic region. PMI's reportable segments are European Union; Eastern Europe, Middle East & Africa; Asia; and Latin America & Canada. PMI records net revenues and operating companies income to its segments based upon the geographic area in which the customer resides.

PMI's management evaluates segment performance and allocates resources based on operating companies income, which PMI defines as operating income before general corporate expenses and amortization of intangibles. Interest expense, net, and provision for income taxes are centrally managed and, accordingly, such items are not presented by segment since they are excluded from the measure of segment profitability reviewed by management. Information about total assets by segment is not disclosed because such information is not reported to or used by PMI's chief operating decision maker. Segment goodwill and other intangible assets, net, are disclosed in Note 3. Goodwill and Other Intangible Assets, net. The accounting policies of the segments are the same as those described in Note 2. Summary of Significant Accounting Policies.

Segment data were as follows (in millions):

	For the Years Ended December 31,
	2010	2009	2008
Net revenues:
European Union	$28,050	$28,550	$30,265
Eastern Europe, Middle East & Africa	15,928	13,865	14,817
Asia	15,235	12,413	12,222
Latin America & Canada	8,500	7,252	6,336

Net revenues (1)	$67,713	$62,080	$63,640

(1)      Total net revenues attributable to customers located in Germany, PMI's largest market in terms of net revenues, were  $7.5 billion,  $7.9 billion and  $8.6 billion for the years ended December 31, 2010, 2009 and 2008, respectively.

Earnings before income taxes:
Operating companies income:
European Union	$4,311	$4,506	$4,738
Eastern Europe, Middle East & Africa	3,152	2,663	3,119
Asia	3,049	2,436	2,057
Latin America & Canada	953	666	520
Amortization of intangibles	(88)	(74)	(44)
General corporate expenses	(177)	(157)	(142)

Operating income	11,200	10,040	10,248
Interest expense, net	(876)	(797)	(311)

Earnings before income taxes	$10,324	$9,243	$9,937

	For the Years Ended December 31,
	2010	2009	2008
Depreciation expense:
European Union	$212	$211	$259
Eastern Europe, Middle East & Africa	215	206	228
Asia	332	286	244
Latin America & Canada	75	64	62

	834	767	793
Other	10	12	5

Total depreciation expense	$844	$779	$798

Capital expenditures:
European Union	$329	$393	$558
Eastern Europe, Middle East & Africa	102	130	172
Asia	161	116	173
Latin America & Canada	120	72	65

	712	711	968
Other	1	4	131

Total capital expenditures	$713	$715	$1,099

	At December 31,
	2010	2009	2008
Long-lived assets:
European Union	$3,226	$3,319	$3,180
Eastern Europe, Middle East & Africa	1,158	1,260	1,307
Asia	1,765	1,452	1,458
Latin America & Canada	663	549	466

	6,812	6,580	6,411
Other	195	197	137

Total long-lived assets	$7,007	$6,777	$6,548

Long-lived assets consist of non-current assets other than goodwill, other intangible assets, net, and deferred tax assets. PMI's largest market in terms of long-lived assets is Switzerland. Total long-lived assets located in Switzerland, which is reflected in the European Union segment above, were  $1.0 billion,  $976 million and  $929 million at December 31, 2010, 2009 and 2008, respectively.

Items affecting the comparability of results from operations were as follows:

•	Asset Impairment and Exit Costs – See Note 5. Asset Impairment and Exit Costs, for a breakdown of asset impairment and exit costs by segment.

•

Colombian Investment and Cooperation Agreement charge – During the second quarter of 2009, PMI recorded a pre-tax charge of  $135 million related to the Investment and Cooperation Agreement in Colombia. The charge was recorded in the operating companies income of the Latin America & Canada segment. See Note 18. Colombian Investment and Cooperation Agreement for additional information.

•

Equity Loss from RBH Legal Settlement – During the second quarter of 2008, PMI recorded a  $124 million charge related to the RBH settlement with the Government of Canada and all ten provinces. This charge was recorded in the operating companies income of the Latin America & Canada segment. See Note 19. RBH Legal Settlement for additional information.

•

Charge related to previous distribution agreement in Canada – During the third quarter of 2008, PMI recorded a pre-tax charge of  $61 million related to a previous distribution agreement in Canada. This charge was recorded in the operating companies income of the Latin America & Canada segment.

•	Acquisitions and Other Business Arrangements – For further details, see Note 6. Acquisitions and Other Business Arrangements.

Benefit Plans	12 Months Ended
Dec. 31, 2010
Benefit Plans
Benefit Plans

Note 13. Benefit Plans:

Pension coverage for employees of PMI's subsidiaries is provided, to the extent deemed appropriate, through separate plans, many of which are governed by local statutory requirements. Prior to the Spin-off, certain employees of PMI participated in the U.S. benefit plans offered by Altria. After the Distribution Date, the benefits previously provided by Altria are now provided by PMI. As a result, new postretirement and pension plans have been established by PMI, and the related plan assets (to the extent that the benefit plans were previously funded) and liabilities have been transferred to the new plans.

In December 2008, PMI adopted the provisions of amended FASB authoritative guidance for Retirement Benefits that requires an entity to measure plan assets and benefit obligations as of the date of its fiscal year-end statement of financial position. Prior to this adoption, PMI historically used September 30 to measure its non-U.S. pension plans. The change of measurement date from September 30 to December 31 resulted in a net charge to stockholders' equity of  $9 million at December 31, 2008.

The amounts recorded in accumulated other comprehensive earnings (losses) at December 31, 2010, consisted of the following (in millions):

	Pension	Postretirement	Postemployment	Total
Net losses	$(1,425)	$(46)	$(468)	$(1,939)
Prior service cost	(62)	4		(58)
Net transition obligation	(9)			(9)
Deferred income taxes	199	15	142	356

Amounts to be amortized	$(1,297)	$(27)	$(326)	$(1,650)

The amounts recorded in accumulated other comprehensive earnings (losses) at December 31, 2009, consisted of the following (in millions):

	Pension	Postretirement	Postemployment	Total
Net losses	$(1,174)	$(27)	$(463)	$(1,664)
Prior service cost	(72)	4		(68)
Net transition obligation	(9)			(9)
Deferred income taxes	184	9	140	333

Amounts to be amortized	$(1,071)	$(14)	$(323)	$(1,408)

The amounts recorded in accumulated other comprehensive earnings (losses) at December 31, 2008, consisted of the following (in millions):

	Pension	Postretirement	Postemployment	Total
Net losses	$(1,385)	$(23)	$(306)	$(1,714)
Prior service cost	(30)	6		(24)
Net transition obligation	(9)			(9)
Deferred income taxes	190	7	106	303

Amounts to be amortized	$(1,234)	$(10)	$(200)	$(1,444)

The movements in other comprehensive earnings (losses) during the year ended December 31, 2010, were as follows (in millions):

	Pension	Postretirement	Postemployment	Total
Amounts transferred to earnings as components of net periodic benefit cost:
Amortization:
Net losses	$44	$1	$39	$84
Prior service cost	10			10
Other income/expense:
Net (gains) losses	(1)			(1)
Prior service cost	3			3
Deferred income taxes	(8)		(12)	(20)

	48	1	27	76

Other movements during the year:
Net (losses) gains	(294)	(20)	(44)	(358)
Prior service cost	(3)			(3)
Deferred income taxes	23	6	14	43

	(274)	(14)	(30)	(318)

Total movements in other comprehensive earnings (losses)	$(226)	$(13)	$(3)	$(242)

The movements in other comprehensive earnings (losses) during the year ended December 31, 2009, were as follows (in millions):

	Pension	Postretirement	Postemployment	Total
Amounts transferred to earnings as components of net periodic benefit cost:
Amortization:
Net losses	$38	$1	$23	$62
Prior service cost	6			6
Other income/expense:
Net losses	4			4
Prior service cost	(2)			(2)
Deferred income taxes	(9)		(7)	(16)

	37	1	16	54

Other movements during the year:
Net gains (losses)	169	(5)	(180)	(16)
Prior service cost	(46)	(2)		(48)
Deferred income taxes	3	2	41	46

	126	(5)	(139)	(18)

Total movements in other comprehensive earnings (losses)	$163	$(4)	$(123)	$36

Pension Plans

Obligations and Funded Status

The benefit obligations, plan assets and funded status of PMI's pension plans at December 31, 2010 and 2009, were as follows (in millions):

	U.S. Plans		Non-U.S. Plans
	2010	2009	2010	2009
Benefit obligation at January 1	$288	$282	$4,589	$3,979
Service cost	6	6	160	135
Interest cost	18	17	189	176
Benefits paid	(21)	(20)	(141)	(143)
Termination, settlement and curtailment		6	(27)	(9)
Assumption changes	12	3	16	190
Actuarial losses (gains)	18	(6)	(2)	79
Currency			116	103
Other			32	79

Benefit obligation at December 31	321	288	4,932	4,589

Fair value of plan assets at January 1	197	163	4,240	3,053
Actual return on plan assets	24	28	27	674
Employer contributions	51	26	382	532
Employee contributions			37	33
Benefits paid	(21)	(20)	(141)	(143)
Termination, settlement and curtailment			(19)	(8)
Currency			97	99

Fair value of plan assets at December 31	251	197	4,623	4,240

Net pension liability recognized at December 31	$(70)	$(91)	$(309)	$(349)

At December 31, 2010 and 2009, the combined U.S. and non-U.S. pension plans resulted in a net pension liability of  $379 million and  $440 million, respectively. These amounts were recognized in PMI's consolidated balance sheets at December 31, 2010 and 2009, as follows (in millions):

	2010	2009
Other assets	$223	$153
Accrued liabilities – employment costs	(28)	(19)
Long-term employment costs	(574)	(574)

	$(379)	$(440)

The accumulated benefit obligation, which represents benefits earned to date, for the U.S. pension plans was  $294 million and  $255 million at December 31, 2010 and 2009, respectively. The accumulated benefit obligation for non-U.S. pension plans was  $4,439 million and  $4,010 million at December 31, 2010 and 2009, respectively.

For U.S. pension plans with accumulated benefit obligations in excess of plan assets, the projected benefit obligation and accumulated benefit obligation were  $79 million and  $70 million, respectively, as of December 31, 2010. The projected benefit obligation and accumulated benefit obligation were  $74 million and  $61 million, respectively, as of December 31, 2009. The underfunding relates to plans for salaried employees that cannot be funded under IRS regulations. For non-U.S. plans with accumulated benefit obligations in excess of plan assets, the projected benefit obligation, accumulated benefit obligation and fair value of plan assets were  $310 million,  $245 million, and  $41 million, respectively, as of December 31, 2010, and  $282 million,  $210 million, and  $43 million, respectively, as of December 31, 2009.

The following weighted-average assumptions were used to determine PMI's benefit obligations at December 31:

	U.S. Plans		Non-U.S. Plans
	2010	2009	2010	2009
Discount rate	5.40%	5.90%	4.00%	4.33%
Rate of compensation increase	3.50	4.50	2.90	3.21

The discount rate for PMI's U.S. plans is based on an index of high-quality corporate bonds with durations that match the benefit obligations. The discount rate for PMI's non-U.S. plans was developed from local bond indices that match local benefit obligations as closely as possible.

Components of Net Periodic Benefit Cost

Net periodic pension cost consisted of the following for the years ended December 31, 2010, 2009 and 2008 (in millions):

	U.S. Plans			Non-U.S. Plans
	2010	2009	2008	2010	2009	2008
Service cost	$6	$6	$10	$160	$135	$136
Interest cost	18	17	16	189	176	169
Expected return on plan assets	(16)	(15)	(14)	(283)	(234)	(260)
Amortization:
Net losses	5	3	2	39	35	5
Prior service cost	1	1	1	9	5	5
Termination, settlement and curtailment	1	9	2	(6)	(2)	44

Net periodic pension cost	$15	$21	$17	$108	$115	$99

Termination, settlement and curtailment charges were due primarily to early retirement programs.

For the combined U.S. and non-U.S. pension plans, the estimated net loss and prior service cost that are expected to be amortized from accumulated other comprehensive earnings into net periodic benefit cost during 2011 are  $61 million and  $9 million, respectively.

The following weighted-average assumptions were used to determine PMI's net pension cost:

	U.S. Plans			Non-U.S. Plans
	2010	2009	2008	2010	2009	2008
Discount rate	5.90%	6.10%	6.28%	4.33%	4.68%	4.66%
Expected rate of return on plan assets	7.20	7.20	7.40	6.69	6.89	7.01
Rate of compensation increase	4.50	4.50	4.50	3.21	3.34	3.26

PMI's expected rate of return on plan assets is determined by the plan assets' historical long-term investment performance, current asset allocation and estimates of future long-term returns by asset class.

PMI and certain of its subsidiaries sponsor defined contribution plans. Amounts charged to expense for defined contribution plans totaled  $53 million,  $42 million and  $36 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Plan Assets

PMI's investment strategy for U.S. and non-U.S. plans is based on an expectation that equity securities will outperform debt securities over the long term. Accordingly, the target allocation of PMI's plan assets is broadly characterized as approximately a 60%/40% split between equity and debt securities. The strategy primarily utilizes indexed U.S. equity securities, international equity securities and investment grade debt securities. PMI's plans have no investments in hedge funds, private equity or derivatives. PMI attempts to mitigate investment risk by rebalancing between equity and debt asset classes once a year or as PMI's contributions and benefit payments are made.

The fair value of PMI's pension plan assets at December 31, 2010 and 2009, by asset category was as follows (in millions):

Asset Category	At December 31, 2010	Quoted Prices In Active Markets for Identical Assets/Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash and cash equivalents	$155	$155	$—	$—
Equity securities:
U.S. securities	104	104
International securities	959	959
Investment funds (a)	3,240	799	2,441
International government bonds	345	345
Corporate bonds	39	39
Other	32	32

Total	$4,874	$2,433	$2,441	$—

(a)

Investment funds whose objective seeks to replicate the returns and characteristics of specified market indices (primarily MSCI - Europe, Switzerland, North America, Asia Pacific, Japan, Russell 3000, S&P 500 for equities; and Citigroup EMU, Citigroup Switzerland and Barclays U.S. for bonds), primarily consist of mutual funds, common trust funds and commingled funds. Of these funds, 55% are invested in U.S. and international equities; 36% are invested in U.S. and international government bonds; 5% are invested in corporate bonds; and 4% are invested in real estate and other money markets.

Asset Category	At December 31, 2009	Quoted Prices In Active Markets for Identical Assets/Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash and cash equivalents	$93	$93	$—	$—
Equity securities:
U.S. securities	99	99
International securities	913	913
Investment funds (b)	2,304	779	1,525
International government bonds	949	949
Corporate bonds	54	54
Other	25	25

Total	$4,437	$2,912	$1,525	$—

(b)	Investment funds whose objective seeks to replicate the returns and characteristics of specified market indices (primarily MSCI - Europe, Switzerland, North America, Asia Pacific, Japan, Russell 3000, S&P 500 for equities; and Citigroup EMU, Citigroup Switzerland and Barclays U.S. for bonds), primarily consist of mutual funds, common trust funds and commingled funds. Of these funds, 72% are invested in U.S. and international equities; 16% are invested in U.S. and international government bonds; 7% are invested in corporate bonds; and 5% are invested in real estate and other money markets.

See Note 16. Fair Value Measurements for a discussion of the fair value of pension plan assets.

PMI presently makes, and plans to make, contributions, to the extent that they are tax deductible and to meet specific funding requirements of its funded U.S. and non-U.S. plans. Currently, PMI anticipates making contributions of approximately  $153 million in 2011 to its pension plans, based on current tax and benefit laws. However, this estimate is subject to change as a result of changes in tax and other benefit laws, as well as asset performance significantly above or below the assumed long-term rate of return on pension assets, or changes in interest rates.

The estimated future benefit payments from PMI pension plans at December 31, 2010, were as follows (in millions):

	U.S. Plans	Non-U.S. Plans
2011	$19	$202
2012	15	200
2013	14	206
2014	48	215
2015	17	227
2016 – 2020	97	1,319

Postretirement Benefit Plans

Net postretirement health care costs consisted of the following for the years ended December 31, 2010, 2009 and 2008 (in millions):

	U.S. Plans			Non-U.S. Plans
	2010	2009	2008	2010	2009	2008
Service cost	$2	$2	$2	$2	$2	$1
Interest cost	5	5	5	5	4	2
Amortization:
Net losses	1	1	1
Prior service cost			(1)
Other						(1)

Net postretirement health care costs	$8	$8	$7	$7	$6	$2

The following weighted-average assumptions were used to determine PMI's net postretirement costs for the years ended December 31, 2010, 2009 and 2008:

	U.S. Plans			Non-U.S. Plans
	2010	2009	2008	2010	2009	2008
Discount rate	5.90%	6.10%	6.28%	5.99%	5.82%	5.57%
Health care cost trend rate	7.50	8.00	8.00	7.14	7.09	6.97

PMI's postretirement health care plans are not funded. The changes in the accumulated benefit obligation and net amount accrued at December 31, 2010 and 2009, were as follows (in millions):

	U.S. Plans		Non-U.S. Plans
	2010	2009	2010	2009
Accumulated postretirement benefit obligation at January 1,	$92	$90	$83	$68
Service cost	2	2	2	2
Interest cost	5	5	5	4
Benefits paid	(4)	(3)	(5)	(4)
Assumption changes	4	2	13	7
Actuarial (gains) losses	(1)	(4)	3	1
Currency			(2)	5

Accumulated postretirement benefit obligation at December 31,	$98	$92	$99	$83

The current portion of PMI's accrued postretirement health care costs of  $9 million at December 31, 2010 and 2009, is included in accrued employment costs on the consolidated balance sheet.

The following weighted-average assumptions were used to determine PMI's postretirement benefit obligations at December 31, 2010 and 2009:

	U.S. Plans		Non-U.S. Plans
	2010	2009	2010	2009
Discount rate	5.40%	5.90%	5.14%	5.99%
Health care cost trend rate assumed for next year	8.00	7.50	6.29	7.14
Ultimate trend rate	5.00	5.00	4.73	4.86
Year that rate reaches the ultimate trend rate	2017	2015	2029	2029

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care trend rates would have the following effects as of December 31, 2010:

	One-Percentage-Point Increase	One-Percentage-Point Decrease
Effect on total service and interest cost	18.1%	(14.2)%
Effect on postretirement benefit obligation	14.8	(12.0)

PMI's estimated future benefit payments for its postretirement health care plans at December 31, 2010, were as follows (in millions):

	U.S. Plans	Non-U.S. Plans
2011	$4	$5
2012	5	5
2013	5	5
2014	5	5
2015	5	5
2016 – 2020	29	27

Postemployment Benefit Plans

PMI and certain of its subsidiaries sponsor postemployment benefit plans covering substantially all salaried and certain hourly employees. The cost of these plans is charged to expense over the working life of the covered employees. Net postemployment costs consisted of the following (in millions):

	For the Years Ended December 31,
	2010	2009	2008
Service cost	$26	$16	$7
Interest cost	24	22	9
Amortization of net loss	39	23	7
Other expense	54	57	151

Net postemployment costs	$143	$118	$174

During 2010, 2009 and 2008, certain salaried employees left PMI under separation programs. These programs resulted in incremental postemployment costs, which are included in other expense, above.

The estimated net loss for the postemployment benefit plans that will be amortized from accumulated other comprehensive earnings into net postemployment costs during 2011 is approximately  $39 million.

The changes in the benefit obligations of the plans at December 31, 2010 and 2009, were as follows (in millions):

	2010	2009
Accrued postemployment costs at January 1	$630	$539
Service cost	26	16
Interest cost	24	22
Benefits paid	(203)	(185)
Actuarial losses	44	180
Other	53	58

Accrued postemployment costs at December 31	$574	$630

The accrued postemployment costs were determined using a weighted-average discount rate of 7.3% and 8.6% in 2010 and 2009, respectively, an assumed ultimate annual weighted-average turnover rate of 2.3% and 2.1% in 2010 and 2009, respectively, assumed compensation cost increases of 3.0% and 4.5% in 2010 and 2009, respectively, and assumed benefits as defined in the respective plans. In accordance with local regulations, certain postemployment plans are funded. As a result, the accrued postemployment costs shown above are presented net of the related assets of  $24 million and  $19 million at December 31, 2010 and 2009, respectively. Postemployment costs arising from actions that offer employees benefits in excess of those specified in the respective plans are charged to expense when incurred.

Additional Information	12 Months Ended
Dec. 31, 2010
Additional Information
Additional Information

Note 14. Additional Information:

	For the Years Ended December 31,
	2010	2009	2008
	(in millions)
Research and development expense	$391	$335	$334

Advertising expense	$402	$387	$436

Interest expense	$974	$905	$528
Interest income	(98)	(108)	(217)

Interest expense, net	$876	$797	$311

Rent expense	$278	$258	$226

Minimum rental commitments under non-cancelable operating leases in effect at December 31, 2010, were as follows (in millions):

2011	$174
2012	113
2013	82
2014	59
2015	39
Thereafter	255

$722

Financial Instruments	12 Months Ended
Dec. 31, 2010
Financial Instruments
Financial Instruments

Note 15. Financial Instruments:

Overview

PMI operates in markets outside of the United States, with manufacturing and sales facilities in various locations around the world. PMI utilizes certain financial instruments to manage foreign currency exposure. Derivative financial instruments are used by PMI principally to reduce exposures to market risks resulting from fluctuations in foreign exchange rates by creating offsetting exposures. PMI is not a party to leveraged derivatives and, by policy, does not use derivative financial instruments for speculative purposes. Financial instruments qualifying for hedge accounting must maintain a specified level of effectiveness between the hedging instrument and the item being hedged, both at inception and throughout the hedged period. PMI formally documents the nature and relationships between the hedging instruments and hedged items, as well as its risk-management objectives, strategies for undertaking the various hedge transactions and method of assessing hedge effectiveness. Additionally, for hedges of forecasted transactions, the significant characteristics and expected terms of the forecasted transaction must be specifically identified, and it must be probable that each forecasted transaction will occur. If it were deemed probable that the forecasted transaction would not occur, the gain or loss would be recognized in earnings. PMI reports its net transaction gains or losses in marketing, administration and research costs on the consolidated statements of earnings.

PMI uses forward foreign exchange contracts, foreign currency swaps and foreign currency options, hereafter collectively referred to as foreign exchange contracts, to mitigate its exposure to changes in exchange rates from third-party and intercompany actual and forecasted transactions. The primary currencies to which PMI is exposed include the Euro, Indonesian rupiah, Japanese yen, Mexican peso, Russian ruble, Swiss franc and Turkish lira. At December 31, 2010 and 2009, PMI had contracts with aggregate notional amounts of  $10.9 billion and  $13.9 billion, respectively. Of the  $10.9 billion aggregate notional amount at December 31, 2010,  $2.4 billion related to cash flow hedges,  $0.2 billion related to hedges of net investments in foreign operations and  $8.3 billion related to other derivatives that primarily offset currency exposures on intercompany financing. Of the  $13.9 billion aggregate notional amount at December 31, 2009,  $3.2 billion related to cash flow hedges,  $1.3 billion related to hedges of net investments in foreign operations and  $9.4 billion related to other derivatives that primarily offset currency exposures on intercompany financing.

The fair value of PMI's foreign exchange contracts included in the consolidated balance sheet as of December 31, 2010 and 2009, were as follows (in millions):

	Asset Derivatives			Liability Derivatives
	Balance Sheet Classification	Fair Value		Balance Sheet Classification	Fair Value
		2010	2009		2010	2009
Foreign exchange contracts designated as hedging instruments	Other current assets	$16	$140	Other accrued liabilities	$26	$27

Foreign exchange contracts not designated as hedging instruments	Other current assets	44	71	Other accrued liabilities	77	107

Total derivatives		$60	$211		$103	$134

Hedging activities, which represent movement in derivatives as well as the respective underlying transactions, had the following effect on PMI's consolidated statements of earnings and other comprehensive earnings for the years ended December 31, 2010 and 2009 (in millions):

	For the Year Ended December 31, 2010
Gain (Loss)	Cash Flow Hedges	Fair Value Hedges	Net Investment Hedges	Other Derivatives	Income Taxes	Total
Statement of Earnings:
Net revenues	$24	$—		$—		$24
Cost of sales	(14)					(14)
Marketing, administration and research costs	3			(3)		—

Operating income	13	—		(3)		10
Interest expense, net	(49)			10		(39)

Earnings before income taxes	(36)	—		7		(29)
Provision for income taxes	3	—		(1)		2

Net earnings attributable to PMI	$(33)	$—		$6		$(27)

Other Comprehensive Earnings:
Losses transferred to earnings	$36				$(3)	$33
Recognized	(56)				6	(50)

Net impact	$(20)				$3	$(17)

Cumulative translation adjustment	$(2)		$24		$(10)	$12

	For the Year Ended December 31, 2009
Gain (Loss)	Cash Flow Hedges	Fair Value Hedges	Net Investment Hedges	Other Derivatives	Income Taxes	Total
Statement of Earnings:
Net revenues	$65	$—		$—		$65
Cost of sales	(11)					(11)
Marketing, administration and research costs	13			(1)		12

Operating income	67	—		(1)		66
Interest expense, net	(94)	37		(5)		(62)

Earnings before income taxes	(27)	37		(6)		4
Provision for income taxes	1	(3)		3		1

Net earnings attributable to PMI	$(26)	$34		$(3)		$5

Other Comprehensive Earnings:
Losses transferred to earnings	$27				$(1)	$26
Recognized	68				(7)	61

Net impact	$95				$(8)	$87

Cumulative translation adjustment			$(57)		$14	$(43)

Each type of hedging activity is described in greater detail below.

Cash Flow Hedges

PMI has entered into foreign exchange contracts to hedge foreign currency exchange risk related to certain forecasted transactions. The effective portion of unrealized gains and losses associated with qualifying cash flow hedge contracts is deferred as a component of accumulated other comprehensive earnings (losses) until the underlying hedged transactions are reported in PMI's consolidated statements of earnings. During the years ended December 31, 2010, 2009 and 2008, ineffectiveness related to cash flow hedges was not material. As of December 31, 2010, PMI has hedged forecasted transactions for periods not exceeding the next twelve months. The impact of these hedges is included in operating cash flows on PMI's consolidated statement of cash flows.

For the years ended December 31, 2010 and 2009, foreign exchange contracts that were designated as cash flow hedging instruments impacted the consolidated statements of earnings and other comprehensive earnings as follows (pre-tax, in millions):

For the Years Ended December 31,
Derivatives in Cash Flow Hedging Relationship	Statement of Earnings Classification of Gain/(Loss) Reclassified from Other Comprehensive Earnings into Earnings	Amount of Gain/(Loss) Reclassified from Other Comprehensive Earnings into Earnings		Amount of Gain/(Loss) Recognized in Other Comprehensive Earnings on Derivative
		2010	2009	2010	2009
Foreign exchange contracts				$(56)	$68
	Net revenues	$24	$65
	Cost of sales	(14)	(11)
	Marketing, administration and research costs	3	13

	Interest expense, net	(49)	(94)

Total		$(36)	$(27)	$(56)	$68

Fair Value Hedges

In 2009, PMI had entered into foreign exchange contracts to hedge the foreign currency exchange risk related to an intercompany loan between subsidiaries. For a derivative instrument that is designated and qualifies as a fair value hedge, the gain or loss on the derivative, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk, is recognized in current earnings. At June 30, 2009, all fair value hedges matured and were settled. Since June 30, 2009, there have been no outstanding fair value hedges. For the years ended December 31, 2009 and 2008, ineffectiveness related to fair value hedges was not material. Gains (losses) associated with qualifying fair value hedges were recorded in the consolidated statements of earnings and were  $42 million and  $49 million for the years ended December 31, 2009 and 2008, respectively. The impact of fair value hedges is included in operating cash flows on PMI's consolidated statement of cash flows.

For the year ended December 31, 2009, foreign exchange contracts that were designated as fair value hedging instruments impacted the consolidated statement of earnings as follows (pre-tax, in millions):

For the Year Ended December 31, 2009
Derivative in Fair Value Hedging Relationship	Statement of Earnings Classification of Gain/(Loss) on Derivative	Amount of Gain/(Loss) Recognized in Earnings on Derivative	Statement of Earnings Classification of Gain/(Loss) on Hedged Item	Amount of Gain/(Loss) Recognized in Earnings Attributable to the Risk Being Hedged
Foreign exchange contracts	Marketing, administration and research costs	$5	Marketing, administration and research costs	$(5)
	Interest expense, net	37	Interest expense, net

Total		$42		$(5)

Hedges of Net Investments in Foreign Operations

PMI designates certain foreign currency denominated debt and forward exchange contracts as net investment hedges of its foreign operations. For the years ended December 31, 2010, 2009 and 2008, these hedges of net investments resulted in gains (losses), net of income taxes, of  $315 million, ( $71) million and  $124 million, respectively. These gains (losses) were reported as a component of accumulated other comprehensive earnings (losses) within currency translation adjustments. For the years ended December 31, 2010, 2009 and 2008, ineffectiveness related to net investment hedges was not material. Settlement of net investment hedges is included in other investing cash flows on PMI's consolidated statement of cash flows.

For the years ended December 31, 2010 and 2009, foreign exchange contracts that were designated as net investment hedging instruments impacted the consolidated statements of earnings and other comprehensive earnings as follows (pre-tax, in millions):

For the Years Ended December 31,
Derivatives in Net Investment Hedging Relationship	Statement of Earnings Classification of Gain/(Loss) Reclassified from Other Comprehensive Earnings into Earnings	Amount of Gain/(Loss) Reclassified from Other Comprehensive Earnings into Earnings		Amount of Gain/(Loss) Recognized in Other Comprehensive Earnings on Derivative
		2010	2009	2010	2009
Foreign exchange contracts				$24	$(57)

	Interest expense, net	$—	$—

Other Derivatives

PMI has entered into foreign exchange contracts to hedge the foreign currency exchange risks related to intercompany loans between certain subsidiaries, and third-party loans. While effective as economic hedges, no hedge accounting is applied for these contracts and, therefore, the unrealized gains (losses) relating to these contracts are reported in PMI's consolidated statement of earnings. For the years ended December 31, 2010 and 2009, the gains (losses) from contracts for which PMI did not apply hedge accounting were ( $97) million and  $248 million, respectively. The gains (losses) from these contracts substantially offset the losses and gains generated by the underlying intercompany and third-party loans being hedged.

As a result, for the years ended December 31, 2010 and 2009, these items affected the consolidated statement of earnings as follows (pre-tax, in millions):

Derivatives not Designated as Hedging Instruments	Statement of Earnings Classification of Gain/(Loss)	Amount of Gain/(Loss) Recognized in Earnings
		2010	2009
Foreign exchange contracts	Marketing, administration and research costs	$(3)	$(1)

	Interest expense, net	10	(5)

Total		$7	$(6)

Qualifying Hedging Activities Reported in Accumulated Other Comprehensive Earnings (Losses)

Derivative gains or losses reported in accumulated other comprehensive earnings (losses) are a result of qualifying hedging activity. Transfers of these gains or losses to earnings are offset by the corresponding gains or losses on the underlying hedged item. Hedging activity affected accumulated other comprehensive earnings (losses), net of income taxes, as follows (in millions):

	For the Year Ended December 31,
	2010	2009	2008
Gain (loss) as of January 1	$19	$(68)	$(10)
Derivative losses (gains) transferred to earnings	33	26	89
Change in fair value	(50)	61	(147)

Gain (loss) as of December 31	$2	$19	$(68)

At December 31, 2010, PMI expects  $18 million of derivative losses reported in accumulated other comprehensive earnings (losses) to be reclassified to the consolidated statement of earnings within the next twelve months. These losses are expected to be substantially offset by the statement of earnings impact of the respective hedged transactions.

Contingent features

PMI's derivative instruments do not contain contingent features.

Credit exposure and credit risk

PMI is exposed to credit loss in the event of non-performance by counterparties. While PMI does not anticipate non-performance, its risk is limited to the fair value of the financial instruments. PMI actively monitors its exposure to credit risk through the use of credit approvals and credit limits, and by selecting and continuously monitoring a diverse group of major international banks and financial institutions as counterparties.

Fair value

See Note 16. Fair Value Measurements for disclosures related to the fair value of PMI's derivative financial instruments.

Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measurements
Fair Value Measurements

Note 16. Fair Value Measurements:

The authoritative guidance defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The guidance also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The guidance describes three levels of input that may be used to measure fair value, which are as follows:

Level 1 -	Quoted prices in active markets for identical assets or liabilities.

Level 2 -	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 -	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Securities Available for Sale – Warrants

PMI assesses the fair value of securities available for sale, which consist of warrants to purchase third-party common stock, by using a Black-Scholes methodology based on observable market inputs that include stock prices, prevailing risk-free interest rates, dividend yield and volatility. These warrants have been classified within Level 2 at December 31, 2009. At December 31, 2010, the fair value of the warrants held by PMI was insignificant.

Derivative Financial Instruments – Foreign Exchange Contracts

PMI assesses the fair value of its derivative financial instruments, which consist of foreign exchange forward contracts, foreign currency swaps and foreign currency options, using internally developed models that use, as their basis, readily observable market inputs. The fair value of PMI's foreign exchange forward contracts is determined by using the prevailing foreign exchange spot rates and interest rate differentials, and the respective maturity dates of the instruments. The fair value of PMI's currency options is determined by using a Black-Scholes methodology based on foreign exchange spot rates and interest rate differentials, currency volatilities and maturity dates. PMI's derivative financial instruments have been classified within Level 2 at December 31, 2010 and 2009. See Note 15. Financial Instruments for additional discussion on derivative financial instruments.

Pension Plan Assets

The fair value of pension plan assets, determined by using readily available quoted market prices in active markets, has been classified within Level 1 of the fair value hierarchy at December 31, 2010 and 2009. The fair value of pension plan assets determined by using quoted prices in markets that are not active has been classified within Level 2 at December 31, 2010 and 2009. See Note 13. Benefit Plans for additional discussion on pension plan assets.

Debt – Long-Term Notes

The fair value of PMI's outstanding long-term notes, as utilized solely for disclosure purposes, is determined using quotes and market interest rates currently available to PMI for issuances of debt with similar terms and remaining maturities. The aggregate carrying value of PMI's debt, excluding short-term borrowings and  $137 million of capital lease obligations, was  $14,618 million at December 31, 2010. The aggregate carrying value of PMI's debt, excluding short-term borrowings and  $208 million of capital lease obligations, was  $13,546 million at December 31, 2009. At December 31, 2010, the fair values of PMI's outstanding long-term notes have been classified within Level 1 and Level 2. At December 31, 2009, the fair values of PMI's outstanding long-term notes have been classified within Level 1.

The aggregate fair values of PMI's securities available for sale, derivative financial instruments, pension plan assets and long-term notes as of December 31, 2010 and 2009, were as follows (in millions):

	At December 31, 2010	Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Foreign exchange contracts	$60	$—	$60	$—
Pension plan assets	4,874	2,433	2,441

Total assets	$4,934	$2,433	$2,501	$—

Liabilities:
Long-term notes	$16,057	$15,578	$479	$—
Foreign exchange contracts	103		103

Total liabilities	$16,160	$15,578	$582	$—

	At December 31, 2009	Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Warrants	$12	$—	$12	$—
Foreign exchange contracts	211		211
Pension plan assets	4,437	2,912	1,525

Total assets	$4,660	$2,912	$1,748	$—

Liabilities:
Long-term notes	$14,662	$14,662	$—	$—
Foreign exchange contracts	134		134

Total liabilities	$14,796	$14,662	$134	$—

Accumulated Other Comprehensive Earnings (Losses)	12 Months Ended
Dec. 31, 2010
Accumulated Other Comprehensive Earnings (Losses)
Accumulated Other Comprehensive Earnings (Losses)

Note 17. Accumulated Other Comprehensive Earnings (Losses):

PMI's accumulated other comprehensive earnings (losses), net of taxes, consisted of the following (in millions):

	At December 31,
	2010	2009	2008
Currency translation adjustments	$507	$561	$(768)
Pension and other benefits	(1,650)	(1,408)	(1,444)
Derivatives accounted for as hedges	2	19	(68)
Equity securities	1	11	(1)

Total accumulated other comprehensive earnings (losses)	$(1,140)	$(817)	$(2,281)

Colombian Investment and Cooperation Agreement	12 Months Ended
Dec. 31, 2010
Colombian Investment and Cooperation Agreement
Colombian Investment and Cooperation Agreement

Note 18. Colombian Investment and Cooperation Agreement:

On June 19, 2009, PMI announced that it had signed an agreement with the Republic of Colombia, together with the Departments of Colombia and the Capital District of Bogota, to promote investment and cooperation with respect to the Colombian tobacco market and to fight counterfeit and contraband tobacco products. The Investment and Cooperation Agreement provides  $200 million in funding to the Colombian governments over a 20-year period to address issues of mutual interest, such as combating the illegal cigarette trade, including the threat of counterfeit tobacco products, and increasing the quality and quantity of locally grown tobacco. As a result of the Investment and Cooperation Agreement, PMI recorded a pre-tax charge of  $135 million in the operating results of the Latin America & Canada segment during the second quarter of 2009. This pre-tax charge, which represents the net present value of the payments prescribed by the agreement, is reflected in marketing, administration and research costs on the consolidated statement of earnings for the year ended December 31, 2009.

At December 31, 2010 and 2009, PMI had  $82 million and  $93 million, respectively, of discounted liabilities associated with the Colombian Investment and Cooperation Agreement. These discounted liabilities are primarily reflected in other long-term liabilities on the consolidated balance sheets and are expected to be paid through 2028.

RBH Legal Settlement	12 Months Ended
Dec. 31, 2010
RBH Legal Settlement
RBH Legal Settlement

Note 19. RBH Legal Settlement:

On July 31, 2008, Rothmans announced the finalization of a CAD 550 million settlement (or approximately  $540 million, based on the prevailing exchange rate at that time) between itself and RBH, on the one hand, and the Government of Canada and all ten provinces, on the other hand. The settlement resolves the Royal Canadian Mounted Police's investigation relating to products exported from Canada by RBH during the 1989-1996 period. Rothmans' sole holding was a 60% interest in RBH. The remaining 40% interest in RBH was owned by PMI.

As a result of the finalization of the settlement, PMI recorded a charge of  $124 million in the operating results of the Latin America & Canada segment during the second quarter of 2008. The charge represented the present value of PMI's 40% equity interest in RBH's portion of the settlement and was reflected in marketing, administration and research costs on the consolidated statement of earnings for the year ended December 31, 2008.

Subsequent to the finalization of the settlement, PMI announced that it had entered into an agreement with Rothmans to purchase, by way of a tender offer, all of the outstanding common shares of Rothmans. In October 2008, PMI completed the acquisition of all of Rothmans shares. See Note 6. Acquisitions and Other Business Arrangements for more details regarding this acquisition.

At December 31, 2010 and 2009, PMI had  $237 million and  $243 million, respectively, of discounted accrued settlement charges associated with the RBH legal settlement. These accrued settlement charges are primarily reflected in other long-term liabilities on the consolidated balance sheets and are expected to be paid through 2019.

E.C. Agreement	12 Months Ended
Dec. 31, 2010
E.C. Agreement
E.C. Agreement

Note 20. E.C. Agreement:

In 2004, PMI entered into an agreement with the European Commission ("E.C.") and 10 Member States of the European Union that provides for broad cooperation with European law enforcement agencies on anti-contraband and anti-counterfeit efforts. This agreement has been signed by all 27 Member States. The agreement resolves all disputes between the parties relating to these issues. Under the terms of the agreement, PMI will make 13 payments over 12 years, including an initial payment of  $250 million, which was recorded as a pre-tax charge against its earnings in 2004. The agreement calls for additional payments of approximately  $150 million on the first anniversary of the agreement (this payment was made in July 2005), approximately  $100 million on the second anniversary (this payment was made in July 2006) and approximately  $75 million each year thereafter for 10 years, each of which is to be adjusted based on certain variables, including PMI's market share in the European Union in the year preceding payment. Because future additional payments are subject to these variables, PMI records charges for them as an expense in cost of sales when product is shipped. In addition, PMI is also responsible to pay the excise taxes, VAT and customs duties on qualifying product seizures of up to 90 million cigarettes and is subject to payments of five times the applicable taxes and duties if qualifying product seizures exceed 90 million cigarettes in a given year. To date, PMI's annual payments related to product seizures have been immaterial. Total charges related to the E.C. Agreement of  $91 million,  $84 million and  $80 million were recorded in cost of sales in 2010, 2009 and 2008, respectively.

Contingencies	12 Months Ended
Dec. 31, 2010
Contingencies
Contingencies

Note 21. Contingencies:

Litigation - General

Legal proceedings covering a wide range of matters are pending or threatened against us, and/or our subsidiaries, and/or our indemnitees in various jurisdictions. Our indemnitees include distributors, licensees, and others that have been named as parties in certain cases and that we have agreed to defend, as well as pay costs and some or all of judgments, if any, that may be entered against them. Pursuant to the terms of the Distribution Agreement between Altria and PMI, PMI will indemnify Altria and PM USA for tobacco product claims based in substantial part on products manufactured by PMI or contract manufactured for PMI by PM USA, and PM USA will indemnify PMI for tobacco product claims based in substantial part on products manufactured by PM USA, excluding tobacco products contract manufactured for PMI. Various types of claims are raised in these proceedings, including, among others, product liability, consumer protection, antitrust, employment and tax.

It is possible that there could be adverse developments in pending cases against us and our subsidiaries. An unfavorable outcome or settlement of pending tobacco-related litigation could encourage the commencement of additional litigation.

Damages claimed in some of the tobacco-related litigation are significant and, in certain cases in Brazil, Israel, Nigeria and Canada, range into the billions of dollars. The variability in pleadings in multiple jurisdictions, together with the actual experience of management in litigating claims, demonstrate that the monetary relief that may be specified in a lawsuit bears little relevance to the ultimate outcome. Much of the tobacco-related litigation is in its early stages and litigation is subject to uncertainty. However, as discussed below, we have to date been largely successful in defending tobacco-related litigation.

We and our subsidiaries record provisions in the consolidated financial statements for pending litigation when we determine that an unfavorable outcome is probable and the amount of the loss can be reasonably estimated.

At the present time, while it is reasonably possible that an unfavorable outcome in a case may occur, after assessing the information available to it (i) management has not concluded that it is probable that a loss has been incurred in any of the pending tobacco-related cases; (ii) management is unable to estimate the possible loss or range of loss for any of the pending tobacco-related cases; and (iii) accordingly, no estimated loss has been accrued in the consolidated financial statements for unfavorable outcomes in these cases, if any. Legal defense costs are expensed as incurred.

It is possible that our consolidated results of operations, cash flows or financial position could be materially affected in a particular fiscal quarter or fiscal year by an unfavorable outcome or settlement of certain pending litigation. Nevertheless, although litigation is subject to uncertainty, we and each of our subsidiaries named as a defendant believe, and each has been so advised by counsel handling the respective cases, that we have valid defenses to the litigation pending against us, as well as valid bases for appeal of adverse verdicts, if any. All such cases are, and will continue to be, vigorously defended. However, we and our subsidiaries may enter into settlement discussions in particular cases if we believe it is in our best interests to do so.

The table below lists the number of tobacco-related cases pending against us and/or our subsidiaries or indemnitees as of December 31, 2010, 2009 and 2008:

Type of Case	Number of Cases Pending as of December 31, 2010	Number of Cases Pending as of December 31, 2009	Number of Cases Pending as of December 31, 2008
Individual Smoking and Health Cases	94	119	123

Smoking and Health Class Actions	11	9	5

Health Care Cost Recovery Actions	10	11	11

Lights Class Actions	2	3	3

Individual Lights Cases (small claims court)(1)	10	1,978	2,010

Public Civil Actions	7	11	11

(1)	During 2010, 1,952 individual lights cases filed in small claims courts in Italy by one plaintiff's attorney were dismissed following an investigation by the public prosecutor into the conduct of that plaintiff's attorney. Because these were fraudulent cases not authorized by the purported plaintiffs, the courts dismissed all such cases. We will no longer include these cases in our pending case count and are not including them in our dismissed case count.

Since 1995, when the first tobacco-related litigation was filed against a PMI entity, 341(2) Smoking and Health, Lights, Health Care Cost Recovery, and Public Civil Actions in which we and/or one of our subsidiaries and/or indemnitees were a defendant have been terminated in our favor. Nine cases have had decisions in favor of plaintiffs. Five of these cases have subsequently reached final resolution in our favor, one has been annulled and returned to the trial court for further proceedings, and three remain on appeal. To date, we have paid total judgments including costs of approximately six thousand Euros. These payments were made in order to appeal three Italian small claims cases, two of which were subsequently reversed on appeal and one of which remains on appeal. To date, no tobacco-related case has been finally resolved in favor of a plaintiff against us, our subsidiaries or indemnitees.

(2)	Does not include the 1,952 Italian small claims courts cases discussed in footnote 1 and does not include 66 cases filed by this same plaintiff's attorney that were previously included in the above dismissed case count because they had been individually dismissed by the small claims courts. In future financial statements, the cases filed by this plaintiff's attorney will no longer be reported in the dismissed or pending case counts.

The table below lists the verdicts and post-trial developments in the three pending cases (excluding an individual case on appeal from an Italian small claims court) in which verdicts were returned in favor of plaintiffs:

Date	Location of Court/Name of Plaintiff	Type of Case	Verdict	Post-Trial Developments
September 2009	Brazil/Bernhardt	Individual Smoking and Health	The Civil Court of Rio de Janeiro found for plaintiff and ordered Philip Morris Brasil to pay R $13,000 (approximately $7,800) in moral damages.	Philip Morris Brasil filed its appeal against the decision on the merits with the Court of Appeals in November 2009. In February 2010, without addressing the merits, the Court of Appeals annulled the trial court's decision remanding the case to the trial court to issue a new ruling, which must address certain compensatory damage claims made by the plaintiff that the trial court did not address in its original ruling. In July 2010, the trial court reinstated its original decision, while specifically rejecting the compensatory damages claim. Philip Morris Brasil has appealed this decision.
February 2004	Brazil/The Smoker Health Defense Association (ADESF)	Class Action	The Civil Court of São Paulo found defendants liable without hearing evidence. The court did not assess moral or actual damages, which were to be assessed in a second phase of the case. The size of the class was not defined in the ruling.	In April 2004, the court clarified its ruling, awarding "moral damages" of R $1,000 (approximately $600) per smoker per full year of smoking plus interest at the rate of 1% per month, as of the date of the ruling. The court did not award actual damages, which were to be assessed in the second phase of the case. The size of the class still has not been estimated. Defendants appealed to the São Paulo Court of Appeals. In November 2008, the São Paulo Court of Appeals annulled the ruling, finding that the trial court had inappropriately ruled without hearing evidence and returned the case to the trial court for further proceedings. In addition, the defendants filed a constitutional appeal to the Federal Supreme Tribunal on the basis that the plaintiff did not have standing to bring the lawsuit. This appeal is still pending.
October 2003	Brazil/Da Silva	Individual Smoking and Health	The Court of Appeal of Rio Grande do Sul reversed the trial court ruling in favor of Philip Morris Brasil and awarded plaintiffs R $768,000 (approximately $460,000).	In December 2004, a larger panel of the Court of Appeal of Rio Grande do Sul overturned the adverse decision. Plaintiffs filed two separate appeals against this decision. The appeal to the Superior Court of Justice was finally rejected in May 2010. The second one to the Supreme Federal Tribunal is still pending.

Pending claims related to tobacco products generally fall within the following categories:

Smoking and Health Litigation: These cases primarily allege personal injury and are brought by individual plaintiffs or on behalf of a class of individual plaintiffs. Plaintiffs' allegations of liability in these cases are based on various theories of recovery, including negligence, gross negligence, strict liability, fraud, misrepresentation, design defect, failure to warn, breach of express and implied warranties, violations of deceptive trade practice laws and consumer protection statutes. Plaintiffs in these cases seek various forms of relief, including compensatory and other damages, and injunctive and equitable relief. Defenses raised in these cases include licit activity, failure to state a claim, lack of defect, lack of proximate cause, assumption of the risk, contributory negligence, and statute of limitations.

As of December 31, 2010, there were a number of smoking and health cases pending against us, our subsidiaries or indemnitees, as follows:

•

94 cases brought by individual plaintiffs in Argentina (42), Brazil (35), Canada (2), Chile (5), Greece (1), Italy (6), the Philippines (1), Scotland (1) and Turkey (1), compared with 119 such cases on December 31, 2009, and 123 cases on December 31, 2008; and

•	11cases brought on behalf of classes of individual plaintiffs in Brazil (2), Bulgaria (1) and Canada (8), compared with 9 such cases on December 31, 2009, and 5 such cases on December 31, 2008.

In all three individual cases in Finland that have since been dismissed, our indemnitees (our former licensees now known as Amer Sports Corporation and Amerintie 1 Oy) and another member of the industry were defendants. Plaintiffs alleged personal injuries as a result of smoking. Three cases were tried together before the District Court of Helsinki. Trial began in March 2008 and concluded in May 2008. In October 2008, the District Court issued decisions in favor of defendants in all cases. Plaintiffs filed appeals. One of the plaintiffs later withdrew her appeal, making the District Court's decision in favor of the defendants final. The other plaintiffs continued to pursue their appeals. The appellate hearing, which was essentially a re-trial of these cases before the Appellate Court, concluded in December 2009. In May 2010, the Appellate Court rejected plaintiffs' appeals in their entirety. In July 2010, both plaintiffs filed motions for leave to appeal the ruling to the Finland Supreme Court. In November 2010, plaintiffs withdrew their motions for leave to appeal. The dismissals are now final, and these cases are not included in the above case counts. We will no longer report on these cases.

In the first class action pending in Brazil, The Smoker Health Defense Association (ADESF) v. Souza Cruz, S.A. and Philip Morris Marketing, S.A., Nineteenth Lower Civil Court of the Central Courts of the Judiciary District of São Paulo, Brazil, filed July 25, 1995, our subsidiary and another member of the industry are defendants. The plaintiff, a consumer organization, is seeking damages for smokers and former smokers, and injunctive relief. In February 2004, the trial court found defendants liable without hearing evidence. The court did not assess moral or actual damages, which were to be assessed in a second phase of the case. The size of the class was not defined in the ruling. In April 2004, the court clarified its ruling, awarding "moral damages" of R $1,000 (approximately  $600) per smoker per full year of smoking plus interest at the rate of 1% per month, as of the date of the ruling. The court did not award actual damages, which were to be assessed in the second phase of the case. The size of the class still has not been estimated. Defendants appealed to the São Paulo Court of Appeals. In November 2008, the São Paulo Court of Appeals annulled the ruling finding that the trial court had inappropriately ruled without hearing evidence and returned the case to the trial court for further proceedings. In addition, the defendants filed a constitutional appeal to the Federal Supreme Tribunal on the basis that the plaintiff did not have standing to bring the lawsuit. This appeal is still pending.

In the second class action pending in Brazil, Public Prosecutor of São Paulo v. Philip Morris Brasil Industria e Comercio Ltda, Civil Court of the City of São Paulo, Brazil, filed August 6, 2007, our subsidiary is a defendant. The plaintiff, the Public Prosecutor of the State of São Paulo, is seeking (1) unspecified damages on behalf of all smokers nationwide, former smokers, and their relatives; (2) unspecified damages on behalf of people exposed to environmental tobacco smoke ("ETS") nationwide, and their relatives; and (3) reimbursement of the health care costs allegedly incurred for the treatment of tobacco-related diseases by all Brazilian States and Municipalities, and the Federal District. In an interim ruling issued in December 2007, the trial court limited the scope of this claim to the State of São Paulo only. In December 2008, the Seventh Civil Court of São Paulo issued a decision declaring that it lacked jurisdiction because the case involved issues similar to the ADESF case discussed above and should be transferred to the Nineteenth Lower Civil Court in São Paulo where the ADESF case is pending. The court further stated that these cases should be consolidated for the purposes of judgment. Our subsidiary appealed this decision to the State of São Paulo Court of Appeals, which subsequently declared the case stayed pending the outcome of the appeal. In April 2010, the São Paulo Court of Appeals reversed the Seventh Civil Court's decision that consolidated the cases, finding that they are based on different legal claims and are progressing at different stages of proceedings. This case was returned to the Seventh Civil Court of São Paulo, and our subsidiary filed its closing arguments in December 2010.

In the class action in Bulgaria, Yochkolovski v. Sofia BT AD, et al., Sofia City Court, Bulgaria, filed March 12, 2008, our subsidiaries and other members of the industry are defendants. The plaintiff brought a collective claim on behalf of classes of smokers who were allegedly misled by tar and nicotine yields printed on packages and on behalf of a class of minors who were allegedly misled by marketing. Plaintiff seeks damages for economic loss, pain and suffering, medical treatment, and withdrawal from the market of all cigarettes that allegedly do not comply with tar and nicotine labeling requirements. The trial court dismissed the youth marketing claims. This decision has been affirmed on appeal. The trial court also ordered plaintiff to provide additional evidence in support of the remaining claims as well as evidence of his capacity to represent the class and bear the costs of the proceedings. In November 2010, the trial court dismissed the case. Plaintiff appealed. In January 2011, plaintiff's appeal was dismissed. Plaintiff may file a further appeal. Our subsidiaries have never been served with the complaint.

In the first class action pending in Canada, Cecilia Letourneau v. Imperial Tobacco Ltd., Rothmans, Benson & Hedges Inc. and JTI Macdonald Corp., Quebec Superior Court, Canada, filed in September 1998, our subsidiary and other Canadian manufacturers are defendants. The plaintiff, an individual smoker, is seeking compensatory and unspecified punitive damages for each member of the class who is deemed addicted to smoking. The class was certified in 2005. Pre-trial discovery is ongoing. A trial date has been scheduled for October 2011.

In the second class action pending in Canada, Conseil Québécois Sur Le Tabac Et La Santé and Jean-Yves Blais v. Imperial Tobacco Ltd., Rothmans, Benson & Hedges Inc. and JTI Macdonald Corp., Quebec Superior Court, Canada, filed in November 1998, our subsidiary and other Canadian manufacturers are defendants. The plaintiffs, an anti-smoking organization and an individual smoker, are seeking compensatory and unspecified punitive damages for each member of the class who allegedly suffers from certain smoking-related diseases. The class was certified in 2005. Pre-trial discovery is ongoing. A trial date has been scheduled for October 2011.

In the third class action pending in Canada, Kunta v. Canadian Tobacco Manufacturers' Council, et al., The Queen's Bench, Winnipeg, Canada, filed June 12, 2009, we, our subsidiaries, and our indemnitees (PM USA and Altria Group, Inc.), and other members of the industry are defendants. The plaintiff, an individual smoker, alleges her own addiction to tobacco products and chronic obstructive pulmonary disease ("COPD"), severe asthma, and mild reversible lung disease resulting from the use of tobacco products. She is seeking compensatory and unspecified punitive damages on behalf of a proposed class comprised of all smokers, their estates, dependents and family members, as well as restitution of profits, and reimbursement of government health care costs allegedly caused by tobacco products. In September 2009, plaintiff's counsel informed defendants that he did not anticipate taking any action in this case while he pursues a multi-jurisdictional class action filed in Saskatchewan (see description of Adams, below).

In the fourth class action pending in Canada, Adams v. Canadian Tobacco Manufacturers' Council, et al., The Queen's Bench, Saskatchewan, Canada, filed July 10, 2009, we, our subsidiaries, and our indemnitees (PM USA and Altria Group, Inc.), and other members of the industry are defendants. The plaintiff, an individual smoker, alleges her own addiction to tobacco products and COPD resulting from the use of tobacco products. She is seeking compensatory and unspecified punitive damages on behalf of a proposed class comprised of all smokers who have smoked a minimum of 25,000 cigarettes and have suffered, or suffer, from COPD, emphysema, heart disease, or cancer, as well as restitution of profits. Preliminary motions are pending.

In the fifth class action pending in Canada, Semple v. Canadian Tobacco Manufacturers' Council, et al., The Supreme Court (trial court), Nova Scotia, Canada, filed June 18, 2009, we, our subsidiaries, and our indemnitees (PM USA and Altria Group, Inc.), and other members of the industry are defendants. The plaintiff, an individual smoker, alleges his own addiction to tobacco products and COPD resulting from the use of tobacco products. He is seeking compensatory and unspecified punitive damages on behalf of a proposed class comprised of all smokers, their estates, dependents and family members, as well as restitution of profits, and reimbursement of government health care costs allegedly caused by tobacco products. No activity in this case is anticipated while plaintiff's counsel pursues a multi-jurisdictional class action filed in Saskatchewan (see description of Adams, above).

In the sixth class action pending in Canada, Dorion v. Canadian Tobacco Manufacturers' Council, et al., The Queen's Bench, Alberta, Canada, filed June 15, 2009, we, our subsidiaries, and our indemnitees (PM USA and Altria Group, Inc.), and other members of the industry are defendants. The plaintiff, an individual smoker, alleges her own addiction to tobacco products and chronic bronchitis and severe sinus infections resulting from the use of tobacco products. She is seeking compensatory and unspecified punitive damages on behalf of a proposed class comprised of all smokers, their estates, dependents and family members, restitution of profits, and reimbursement of government health care costs allegedly caused by tobacco products. To date, we, our subsidiaries, and our indemnitees have not been properly served with the complaint. No activity in this case is anticipated while plaintiff's counsel pursues a multi-jurisdictional class action filed in Saskatchewan (see description of Adams, above).

In the seventh class action pending in Canada, McDermid v. Imperial Tobacco Canada Limited, et al., Supreme Court, British Columbia, Canada, filed June 25, 2010, we, our subsidiaries, and our indemnitees (PM USA and Altria Group, Inc.), and other members of the industry are defendants. The plaintiff, an individual smoker, alleges his own addiction to tobacco products and heart disease resulting from the use of tobacco products. He is seeking compensatory and unspecified punitive damages on behalf of a proposed class comprised of all smokers who were alive on June 12, 2007, and who suffered from heart disease allegedly caused by smoking, their estates, dependents and family members, plus disgorgement of revenues earned by the defendants from January 1, 1954 to the date the claim was filed. Defendants have filed jurisdictional challenges on the grounds that this action should not proceed during the pendency of the Saskatchewan class action (see description of Adams, above).

In the eighth class action pending in Canada, Bourassa v. Imperial Tobacco Canada Limited, et al., Supreme Court, British Columbia, Canada, filed June 25, 2010, we, our subsidiaries, and our indemnitees (PM USA and Altria Group, Inc.), and other members of the industry are defendants. The plaintiff, the heir to a deceased smoker, alleges that the decedent was addicted to tobacco products and suffered from emphysema resulting from the use of tobacco products. She is seeking compensatory and unspecified punitive damages on behalf of a proposed class comprised of all smokers who were alive on June 12, 2007, and who suffered from chronic respiratory diseases allegedly caused by smoking, their estates, dependents and family members, plus disgorgement of revenues earned by the defendants from January 1, 1954 to the date the claim was filed. Defendants have filed jurisdictional challenges on the grounds that this action should not proceed during the pendency of the Saskatchewan class action (see description of Adams, above).

Health Care Cost Recovery Litigation: These cases, brought by governmental and non-governmental plaintiffs, seek reimbursement of health care cost expenditures allegedly caused by tobacco products. Plaintiffs' allegations of liability in these cases are based on various theories of recovery including unjust enrichment, negligence, negligent design, strict liability, breach of express and implied warranties, violation of a voluntary undertaking or special duty, fraud, negligent misrepresentation, conspiracy, public nuisance, defective product, failure to warn, sale of cigarettes to minors, and claims under statutes governing competition and deceptive trade practices. Plaintiffs in these cases seek various forms of relief including compensatory and other damages, and injunctive and equitable relief. Defenses raised in these cases include lack of proximate cause, remoteness of injury, failure to state a claim, adequate remedy at law, "unclean hands" (namely, that plaintiffs cannot obtain equitable relief because they participated in, and benefited from, the sale of cigarettes), and statute of limitations.

As of December 31, 2010, there were 10 health care cost recovery cases pending against us, our subsidiaries or indemnitees in Canada (3), Israel (1), Nigeria (5) and Spain (1), compared with 11 such cases on December 31, 2009, and 11 such cases on December 31, 2008. On February 8, 2011, the government of the province of Newfoundland and Labrador filed a health care cost recovery case against us, our subsidiary, our indemnitees (PM USA and Altria Group, Inc.) and other members of the industry. The claim is based on legislation enacted in the province that is similar to laws introduced in British Columbia, New Brunswick and Ontario. The legislation authorizes the government to file a direct action against cigarette manufacturers to recover the health care costs it has incurred, and will incur, as a result of a "tobacco related wrong." We, or subsidiary, and indemnitees have not yet been served with the statement of claim.

In the first health care cost recovery case pending in Canada, Her Majesty the Queen in Right of British Columbia v. Imperial Tobacco Limited, et al., Supreme Court, British Columbia, Vancouver Registry, Canada, filed January 24, 2001, we, our subsidiaries, our indemnitee (PM USA), and other members of the industry are defendants. The plaintiff, the government of the province of British Columbia, brought a claim based upon legislation enacted by the province authorizing the government to file a direct action against cigarette manufacturers to recover the health care costs it has incurred, and will incur, resulting from a "tobacco related wrong." The Supreme Court of Canada has held that the statute is constitutional. We and certain other non-Canadian defendants challenged the jurisdiction of the court. The court rejected the jurisdictional challenge, and pre-trial discovery is ongoing. The trial court also has granted plaintiff's request that the target trial date of September 2011 be postponed indefinitely. Meanwhile, in December 2009, the British Columbia Court of Appeal ruled that the defendants could pursue a third-party claim against the government of Canada for negligently misrepresenting to defendants the efficacy of the low tar tobacco strain that the federal government developed and licensed to some of the defendants. In May 2010, the Supreme Court of Canada agreed to hear both the appeal of the Attorney General of Canada and the defendants' cross-appeal from the British Columbia Court of Appeal decision. Oral arguments in that appeal are scheduled in late February 2011.

In the second health care cost recovery case filed in Canada, Her Majesty the Queen in Right of New Brunswick v. Rothmans Inc., et al., Court of Queen's Bench of New Brunswick, Trial Court, New Brunswick, Fredericton, Canada, filed March 13, 2008, we, our subsidiaries, our indemnitees (PM USA and Altria Group, Inc.), and other members of the industry are defendants. The claim was filed by the government of the province of New Brunswick based on legislation enacted in the province. This legislation is similar to the law introduced in British Columbia that authorizes the government to file a direct action against cigarette manufacturers to recover the health care costs it has incurred, and will incur, as a result of a "tobacco related wrong." Pre-trial discovery is ongoing.

In the third health care cost recovery case filed in Canada, Her Majesty the Queen in Right of Ontario v. Rothmans Inc., et al., Ontario Superior Court of Justice, Toronto, Canada, filed September 29, 2009, we, our subsidiaries, our indemnitees (PM USA and Altria Group, Inc.), and other members of the industry are defendants. The claim was filed by the government of the province of Ontario based on legislation enacted in the province. This legislation is similar to the laws introduced in British Columbia and New Brunswick that authorize the government to file a direct action against cigarette manufacturers to recover the health care costs it has incurred, and will incur, as a result of a "tobacco related wrong." Preliminary motions are pending.

In the case in Israel, Kupat Holim Clalit v. Philip Morris USA, et al., Jerusalem District Court, Israel, filed September 28, 1998, we, our subsidiary, and our indemnitee (PM USA), and other members of the industry are defendants. The plaintiff, a private health care provider, brought a claim seeking reimbursement of the cost of treating its members for alleged smoking-related illnesses for the years 1990 to 1998. Certain defendants filed a motion to dismiss the case. The motion was rejected, and those defendants filed a motion with the Israel Supreme Court for leave to appeal. The appeal was heard by the Supreme Court in March 2005, and the parties are awaiting the court's decision.

In the first case in Nigeria, The Attorney General of Lagos State v. British American Tobacco (Nigeria) Limited, et al., High Court of Lagos State, Lagos, Nigeria, filed April 30, 2007, our subsidiary and other members of the industry are defendants. Plaintiff seeks reimbursement for the cost of treating alleged smoking-related diseases for the past 20 years, payment of anticipated costs of treating alleged smoking-related diseases for the next 20 years, various forms of injunctive relief, plus punitive damages. In February 2008, our subsidiary was served with a Notice of Discontinuance. The claim was formally dismissed in March 2008. However, the plaintiff has since refiled its claim. Our subsidiary is in the process of making challenges to service and the court's jurisdiction. Currently, the case is stayed in the trial court pending the appeals of certain co-defendants relating to service objections. We currently conduct no business in Nigeria.

In the second case in Nigeria, The Attorney General of Kano State v. British American Tobacco (Nigeria) Limited, et al., High Court of Kano State, Kano, Nigeria, filed May 9, 2007, our subsidiary and other members of the industry are defendants. Plaintiff seeks reimbursement for the cost of treating alleged smoking-related diseases for the past 20 years, payment of anticipated costs of treating alleged smoking-related diseases for the next 20 years, various forms of injunctive relief, plus punitive damages. Our subsidiary is in the process of making challenges to service and the court's jurisdiction.

In the third case in Nigeria, The Attorney General of Gombe State v. British American Tobacco (Nigeria) Limited, et al., High Court of Gombe State, Gombe, Nigeria, filed May 18, 2007, our subsidiary and other members of the industry are defendants. Plaintiff seeks reimbursement for the cost of treating alleged smoking-related diseases for the past 20 years, payment of anticipated costs of treating alleged smoking-related diseases for the next 20 years, various forms of injunctive relief, plus punitive damages. In July 2008, the court dismissed the case against all defendants based on the plaintiff's failure to comply with various procedural requirements when filing and serving the complaint. The plaintiff did not appeal the dismissal. However, in October 2008, the plaintiff refiled its claim. In June 2010, the court ordered the plaintiff to amend the claim to properly name Philip Morris International Inc. as a defendant. We are objecting to the attempted service of amended process.

In the fourth case in Nigeria, The Attorney General of Oyo State, et al., v. British American Tobacco (Nigeria) Limited, et al., High Court of Oyo State, Ibadan, Nigeria, filed May 25, 2007, our subsidiary and other members of the industry are defendants. Plaintiffs seek reimbursement for the cost of treating alleged smoking-related diseases for the past 20 years, payment of anticipated costs of treating alleged smoking-related diseases for the next 20 years, various forms of injunctive relief, plus punitive damages. Our subsidiary challenged service as improper. In June 2010, the court ruled that plaintiffs did not have leave to serve the writ of summons on the defendants and that they must re-serve the writ. Our subsidiary has not yet been re-served.

In the fifth case in Nigeria, The Attorney General of Ogun State v. British American Tobacco (Nigeria) Limited, et al., High Court of Ogun State, Abeokuta, Nigeria, filed February 26, 2008, our subsidiary and other members of the industry are defendants. Plaintiff seeks reimbursement for the cost of treating alleged smoking-related diseases for the past 20 years, payment of anticipated costs of treating alleged smoking-related diseases for the next 20 years, various forms of injunctive relief, plus punitive damages. In May 2010, the trial court rejected our subsidiary's service objections. Our subsidiary is in the process of appealing that order.

In a series of proceedings in Spain, Junta de Andalucia, et al. v. Philip Morris Spain, et al., Court of First Instance, Madrid, Spain, the first of which was filed February 21, 2002, our subsidiary and other members of the industry were defendants. The plaintiffs sought reimbursement for the cost of treating certain of their citizens for various smoking-related illnesses. In May 2004, the first instance court dismissed the initial case, finding that the State was a necessary party to the claim, and thus, the claim must be filed in the Administrative Court. The plaintiffs appealed. In February 2006, the appellate court affirmed the lower court's dismissal. The plaintiffs then filed notice that they intended to pursue their claim in the Administrative Court against the State. Because they were defendants in the original proceeding, our subsidiary and other members of the industry filed notices with the Administrative Court that they are interested parties in the case. In September 2007, the plaintiffs filed their complaint in the Administrative Court. In November 2007, the Administrative Court dismissed the claim based on a procedural issue. The plaintiffs asked the Administrative Court to reconsider its decision dismissing the case, and that request was rejected in a ruling rendered in February 2008. Plaintiffs appealed to the Supreme Court. The Supreme Court rejected plaintiffs' appeal in November 2009, resulting in the final dismissal of the claim. However, plaintiffs have filed a second claim in the Administrative Court against the Ministry of Economy. This second claim seeks the same relief as the original claim, but relies on a different procedural posture. The Administrative Court has recognized our subsidiary as a party in this proceeding. Our subsidiary and other defendants have filed preliminary objections that have resulted in the stay of the term to file the answer. The court has not yet reviewed the preliminary objections.

Lights Cases: These cases, brought by individual plaintiffs, or on behalf of a class of individual plaintiffs, allege that the use of the term "lights" constitutes fraudulent and misleading conduct. Plaintiffs' allegations of liability in these cases are based on various theories of recovery including misrepresentation, deception, and breach of consumer protection laws. Plaintiffs seek various forms of relief including restitution, injunctive relief, and compensatory and other damages. Defenses raised include lack of causation, lack of reliance, assumption of the risk, and statute of limitations.

As of December 31, 2010, there were a number of lights cases pending against our subsidiaries or indemnitees, as follows:

•	2 cases brought on behalf of various classes of individual plaintiffs (some overlapping) in Israel, compared with 3 such cases on December 31, 2009 and December 31, 2008; and

•

10 cases brought by individuals in the equivalent of small claims courts in Italy, where the maximum damages are approximately one thousand Euros per case, compared with 1,978 such cases on December 31, 2009, and 2,010 such cases on December 31, 2008.

In the first class action pending in Israel, El-Roy, et al. v. Philip Morris Incorporated, et al., District Court of Tel-Aviv/Jaffa, Israel, filed January 18, 2004, our subsidiary and our indemnitees (PM USA and our former importer Menache H. Eliachar Ltd.) are defendants. The plaintiffs filed a purported class action claiming that the class members were misled by the descriptor "lights" into believing that lights cigarettes are safer than full flavor cigarettes. The claim seeks recovery of the purchase price of lights cigarettes and compensation for distress for each class member. Hearings took place in November and December 2008 regarding whether the case meets the legal requirements necessary to allow it to proceed as a class action. The parties' briefing on class certification was completed in January 2011.

The claims in a second class action pending in Israel, Navon, et al. v. Philip Morris Products USA, et al., District Court of Tel-Aviv/Jaffa, Israel, filed December 5, 2004, against our indemnitee (our distributor M.H. Eliashar Distribution Ltd.) and other members of the industry are similar to those in El-Roy, and the case is currently stayed pending a ruling on class certification in El-Roy.

Public Civil Actions: Claims have been filed either by an individual, or a public or private entity, seeking to protect collective or individual rights, such as the right to health, the right to information or the right to safety. Plaintiffs' allegations of liability in these cases are based on various theories of recovery including product defect, concealment, and misrepresentation. Plaintiffs in these cases seek various forms of relief including injunctive relief such as banning cigarettes, descriptors, smoking in certain places and advertising, as well as implementing communication campaigns and reimbursement of medical expenses incurred by public or private institutions.

As of December 31, 2010, there were 7 public civil actions pending against our subsidiaries in Argentina (1), Brazil (1), Colombia (4) and Venezuela (1), compared with 11 such cases on December 31, 2009 and December 31, 2008.

In the public civil action in Argentina, Asociación Argentina de Derecho de Danos v. Massalin Particulares S.A., et al., Civil Court of Buenos Aires, Argentina, filed February 26, 2007, our subsidiary and another member of the industry are defendants. The plaintiff, a consumer association, seeks the establishment of a relief fund for reimbursement of medical costs associated with diseases allegedly caused by smoking. Our subsidiary filed its answer in September 2007. In March 2010, the case file was transferred to the Federal Court on Administrative Matters after the Civil Court granted the plaintiff's request to add the national government as a co-plaintiff in the case.

In the public civil action in Brazil, The Brazilian Association for the Defense of Consumer Health (SAUDECON) v. Philip Morris Brasil Industria e Comercio Ltda and Souza Cruz S.A., Civil Court of City of Porto Alegre, Brazil, filed November 3, 2008, our subsidiary is a defendant. The plaintiff, a consumer organization, is asking the court to establish a fund that will be used to provide treatment to smokers who claim to be addicted and who do not otherwise have access to smoking cessation treatment. Plaintiff requests that each defendant's liability be determined according to its market share. In May 2009, the trial court dismissed the case on the merits. Plaintiff has appealed.

In the first public civil action in Colombia, Garrido v. Philip Morris Colombia S.A., Civil Court of Bogotá, Colombia, filed August 28, 2006, our subsidiary is a defendant. The plaintiff seeks various forms of injunctive relief, including the ban of the use of "lights" descriptors, and requests that defendant be ordered to finance a national campaign against smoking. In February 2010, the trial court dismissed the case. Plaintiff has appealed.

In a public civil action in Colombia, Morales v. Philip Morris Colombia S.A. and Colombian Government, Administrative Court of Bogotá, Colombia, filed February 12, 2007, our subsidiary and a government entity were defendants. The plaintiff alleged violations of the collective right to a healthy environment, public health rights, and the rights of consumers, and that the government failed to protect those rights. Plaintiff sought various monetary damages and other relief, including a ban on descriptors and a ban on cigarette advertising. In April 2010, the trial court dismissed the case. Plaintiff appealed, and the appeal was rejected in October 2010. Plaintiff failed to file a further appeal. This case is now terminated and is not included in the above statistics. We will no longer report on this case.

In the second public civil action in Colombia, Morales, et al. v. Productora Tabacalera de Colombia S.A. (Protabaco), et al., (Morales III), Administrative Court of Bogotá, Colombia, filed December 19, 2007, our subsidiaries, other members of the industry, and various government entities are defendants. Plaintiffs' allege misleading advertising, product defect, failure to inform, and the targeting of minors in advertising and marketing. Plaintiffs seek various monetary relief including a percentage of the costs incurred by the state each year for treating tobacco-related illnesses to be paid to the Ministry of Social Protection (from the date of incorporation of Coltabaco). After this initial payment, plaintiffs seek a fixed annual contribution to the government. Plaintiffs also request that a statutory incentive award be paid to them for filing the claim. Our subsidiaries filed their answers in August 2008.

In the third public civil action in Colombia, Roche v. Philip Morris Colombia S.A., Civil Court of Bogotá, Colombia, filed November 14, 2008, our subsidiary is a defendant. Plaintiff alleges violations of the collective right to health because the defendant failed to include information about ingredients and their toxicity on cigarette packs. Plaintiff asks the court to order our subsidiary to immediately cease manufacture and/or distribution of cigarettes until information on ingredients and their toxicity is included on packs. In September 2010, the trial court dismissed the case. Plaintiff appealed. In January 2011, plaintiff's appeal was dismissed. Plaintiff did not file a further appeal. This case is now terminated. We will no longer report on this case.

In the fourth public civil action in Colombia, Ibagué Public Prosecutor v. Republic of Colombia (Ministry of Social Protection), et al., Administrative Court of Ibagué, Colombia, filed August 11, 2009, our subsidiary is a defendant. Plaintiff alleges that the public's collective right to health, safety and enjoyment of a safe environment has been violated. Plaintiff seeks (i) a ban on the sale of cigarettes; (ii) a ban on all cigarette advertising and promotion; (iii) the development of strategies to rehabilitate smoking addicts; and (iv) the implementation of a program designed to eradicate smoking in Colombia within a "reasonable" period of time. In November 2010, the trial court dismissed the case. Plaintiff has appealed. Our subsidiary has not yet been served with the complaint.

In the public civil action in Venezuela, Federation of Consumers and Users Associations (FEVACU), et al. v. National Assembly of Venezuela and the Venezuelan Ministry of Health, Constitutional Chamber of the Venezuelan Supreme Court, filed April 29, 2008, we were not named as a defendant, but the plaintiffs published a notice pursuant to court order, notifying all interested parties to appear in the case. In January 2009, our subsidiary appeared in the case in response to this notice. The plaintiffs purport to represent the right to health of the citizens of Venezuela and claim that the government failed to protect adequately its citizens' right to health. The claim asks the court to order the government to enact stricter regulations on the manufacture and sale of tobacco products. In addition, the plaintiffs ask the court to order companies involved in the tobacco industry to allocate a percentage of their "sales or benefits" to establish a fund to pay for the health care costs of treating smoking-related diseases. In October 2008, the court ruled that plaintiffs have standing to file the claim and that the claim meets the threshold admissibility requirements.

Other Litigation

Other litigation includes an antitrust suit, a breach of contract action, and various tax and individual employment cases.

Antitrust: In the antitrust class action in Kansas, Smith v. Philip Morris Companies Inc., et al., District Court of Seward County, Kansas, filed February 7, 2000, we and other members of the industry are defendants. The plaintiff asserts that the defendant cigarette companies engaged in an international conspiracy to fix wholesale prices of cigarettes and sought certification of a class comprised of all persons in Kansas who were indirect purchasers of cigarettes from the defendants. The plaintiff claims unspecified economic damages resulting from the alleged price-fixing, trebling of those damages under the Kansas price-fixing statute and counsel fees. The trial court granted plaintiff's motion for class certification A court-ordered mediation was held in October 2010, prior to which we filed a summary judgment motion. No trial date has yet been set.

Breach of Contract: In the breach of contract action in Ontario, Canada, The Ontario Flue-Cured Tobacco Growers' Marketing Board, et al. v. Rothmans, Benson & Hedges Inc., Superior Court of Justice, London, Ontario, Canada, filed November 5, 2009, our subsidiary is a defendant. Plaintiffs in this putative class action allege that our subsidiary breached contracts with the proposed class members (Ontario tobacco growers and their related associations) concerning the sale and purchase of flue-cured tobacco from January 1, 1986 to December 31, 1996. Plaintiffs allege that our subsidiary was required by the contracts to disclose to plaintiffs the quantity of tobacco included in cigarettes to be sold for duty free and export purposes (which it purchased at a lower price per pound than tobacco that was included in cigarettes to be sold in Canada), but failed to disclose that some of the cigarettes it designated as being for export and duty free purposes were ultimately sold in Canada. Our subsidiary has been served, but there is currently no deadline to respond to the statement of claim.

Tax: In Brazil, there are 104 tax cases involving Philip Morris Brasil S.A. relating to the payment of state tax on the sale and transfer of goods and services, federal social contributions, excise, social security and income tax, and other matters. Fifty-one of these cases are under administrative review by the relevant fiscal authorities and 53 are under judicial review by the courts.

Employment: Our subsidiaries, Philip Morris Brasil S.A. and Philip Morris Brasil Ltda, are defendants in various individual employment cases resulting, among other things, from the termination of employment in connection with the shut-down of one of our factories in Brazil.

Third-Party Guarantees

At December 31, 2010, PMI's third-party guarantees were  $5 million, of which  $2 million have no specific expiration dates. The remainder expires through 2014. PMI is required to perform under these guarantees in the event that a third party fails to make contractual payments. PMI does not have a liability on its consolidated balance sheet at December 31, 2010, as the fair value of these guarantees is insignificant due to the fact that the probability of future payments under these guarantees is remote.

Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2010
Quarterly Financial Data (Unaudited)
Quarterly Financial Data (Unaudited)

Note 22. Quarterly Financial Data (Unaudited):

	2010 Quarters
	1st	2nd	3rd	4th
	(in millions, except per share data)
Net revenues	$15,587	$17,383	$16,936	$17,807

Gross profit	$4,124	$4,511	$4,324	$4,536

Net earnings attributable to PMI	$1,703	$1,982	$1,822	$1,752

Per share data:
Basic EPS	$0.90	$1.07	$0.99	$0.96

Diluted EPS	$0.90	$1.07	$0.99	$0.96

Dividends declared to public stockholders	$0.58	$0.58	$0.64	$0.64

Market price:
- High	$53.07	$53.91	$57.11	$60.87

- Low	$45.01	$42.94	$45.55	$55.10

	2009 Quarters
	1st	2nd	3rd	4th
	(in millions, except per share data)
Net revenues	$13,286	$15,213	$16,573	$17,008

Gross profit	$3,626	$3,949	$4,267	$4,171

Net earnings attributable to PMI	$1,476	$1,546	$1,798	$1,522

Per share data:
Basic EPS	$0.74	$0.79	$0.93	$0.80

Diluted EPS	$0.74	$0.79	$0.93	$0.80

Dividends declared to public stockholders	$0.54	$0.54	$0.58	$0.58

Market price:
- High	$45.02	$45.44	$49.95	$52.35

- Low	$32.04	$35.15	$42.02	$47.07

Basic and diluted EPS are computed independently for each of the periods presented. Accordingly, the sum of the quarterly EPS amounts may not agree to the total for the year.

During 2010 and 2009, PMI recorded the following pre-tax charges in earnings (in millions):

	2010 Quarters
	1st	2nd	3rd	4th

Asset impairment and exit costs	$—	$—	$20	$27

	2009 Quarters
	1st	2nd	3rd	4th

Asset impairment and exit costs	$1	$1	$1	$26
Colombian Investment and Cooperation Agreement charge	—	135	—	—

	$1	$136	$1	$26

Summary of Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies
Cash and cash equivalents	Cash and cash equivalents Cash equivalents include demand deposits with banks and all highly liquid investments with original maturities of three months or less.
Depreciation and amortization

Depreciation and amortization

Property, plant and equipment are stated at historical cost and depreciated by the straight-line method over the estimated useful lives of the assets. Machinery and equipment are depreciated over periods ranging from 3 to 15 years, and buildings and building improvements over periods up to 40 years. Depreciation expense for 2010, 2009 and 2008 was  $844 million,  $779 million and  $798 million, respectively.

Goodwill and non-amortizable intangible assets valuation

Goodwill and non-amortizable intangible assets valuation

PMI tests goodwill and non-amortizable intangible assets for impairment annually or more frequently if events occur that would warrant such review. PMI performs its annual impairment analysis in the first quarter of each year. The impairment analysis involves comparing the fair value of each reporting unit or non-amortizable intangible asset to the carrying value. If the carrying value exceeds the fair value, goodwill or a non-amortizable intangible asset is considered impaired. To determine the fair value of goodwill, PMI primarily uses a discounted cash flow model, supported by the market approach using earnings multiples of comparable companies. To determine the fair value of non-amortizable intangible assets, PMI primarily uses a discounted cash flow model applying the relief-from-royalty method. These discounted cash flow models include management assumptions relevant for forecasting operating cash flows, which are subject to changes in business conditions, such as volumes and prices, costs to produce, discount rates and estimated capital needs. Management considers historical experience and all available information at the time the fair values are estimated, and PMI believes these assumptions are consistent with the assumptions a hypothetical marketplace participant would use. PMI concluded that the fair value of our reporting units and non-amortizable intangible assets exceeded this carrying value and any reasonable movement in the assumptions would not result in an impairment. Since the March 28, 2008 spin-off from Altria, PMI has not recorded a charge to earnings for an impairment of goodwill or non-amortizable intangible assets.

Foreign currency translation

Foreign currency translation

PMI translates the results of operations of its subsidiaries and affiliates using average exchange rates during each period, whereas balance sheet accounts are translated using exchange rates at the end of each period. Currency translation adjustments are recorded as a component of stockholders' equity. In addition, some of PMI's subsidiaries have assets and liabilities denominated in currencies other than their functional currencies, and to the extent those are not designated as net investment hedges, these assets and liabilities generate transaction gains and losses when translated into their respective functional currencies. PMI reported its net transaction gains (losses) of ( $17) million,  $9 million and ( $54) million for the years ended December 31, 2010, 2009 and 2008, respectively, in marketing, administration and research costs on the consolidated statements of earnings.

Hedging instruments

Hedging instruments

Derivative financial instruments are recorded at fair value on the consolidated balance sheets as either assets or liabilities. Changes in the fair value of derivatives are recorded each period either in accumulated other comprehensive earnings (losses) or in earnings, depending on whether a derivative is designated and effective as part of a hedge transaction and, if it is, the type of hedge transaction. Gains and losses on derivative instruments reported in accumulated other comprehensive earnings (losses) are reclassified to the consolidated statements of earnings in the periods in which operating results are affected by the hedged item. Cash flows from hedging instruments are classified in the same manner as the affected hedged item in the consolidated statements of cash flows.

Impairment of long-lived assets

Impairment of long-lived assets

PMI reviews long-lived assets, including amortizable intangible assets, for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable. PMI performs undiscounted operating cash flow analyses to determine if an impairment exists. For purposes of recognition and measurement of an impairment for assets held for use, PMI groups assets and liabilities at the lowest level for which cash flows are separately identifiable. If an impairment is determined to exist, any related impairment loss is calculated based on fair value. Impairment losses on assets to be disposed of, if any, are based on the estimated proceeds to be received, less costs of disposal.

Income taxes

Income taxes

Prior to the Distribution Date, the accounts of PMI were included in Altria's consolidated United States federal income tax return, and federal income taxes were computed on a separate company basis. PMI made payments to, or was reimbursed by, Altria for the tax effects resulting from its inclusion in Altria's consolidated United States federal income tax return. Beginning March 31, 2008, PMI was no longer a member of the Altria consolidated tax return group and filed its own federal consolidated income tax return.

Income tax provisions for jurisdictions outside the United States, as well as state and local income tax provisions, are determined on a separate company basis and the related assets, and liabilities are recorded in PMI's consolidated balance sheets. Significant judgment is required in determining income tax provisions and in evaluating tax positions.

PMI recognizes accrued interest and penalties associated with uncertain tax positions as part of the provision for income taxes on the consolidated statements of earnings.

Inventories

Inventories

Inventories are stated at the lower of cost or market. The first-in, first-out and average cost methods are used to cost substantially all inventories. It is a generally recognized industry practice to classify leaf tobacco inventory as a current asset although part of such inventory, because of the duration of the aging process, ordinarily would not be utilized within one year.

Marketing costs

Marketing costs

PMI promotes its products with advertising, consumer incentives and trade promotions. Such programs include, but are not limited to, discounts, rebates, in-store display incentives and volume-based incentives. Advertising costs are expensed as incurred. Consumer incentive and trade promotion activities are recorded as a reduction of revenues based on amounts estimated as being due to customers and consumers at the end of a period, based principally on historical utilization. For interim reporting purposes, advertising and certain consumer incentive expenses are charged to earnings based on estimated sales and related expenses for the full year.

Revenue recognition

Revenue recognition

PMI recognizes revenues, net of sales incentives and including shipping and handling charges billed to customers, either upon shipment or delivery of goods when title and risk of loss pass to customers. Excise taxes billed by PMI to customers are reported in net revenues. Shipping and handling costs are classified as part of cost of sales and were  $653 million,  $603 million and  $639 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Software costs

Software costs

PMI capitalizes certain computer software and software development costs incurred in connection with developing or obtaining computer software for internal use. Capitalized software costs are included in property, plant and equipment on PMI's consolidated balance sheets and are amortized on a straight-line basis over the estimated useful lives of the software, which do not exceed five years.

Stock-based compensation

Stock-based compensation

PMI measures compensation cost for all stock-based awards at fair value on date of grant and recognizes the compensation costs over the service periods for awards expected to vest. The fair value of restricted stock and deferred stock is determined based on the number of shares granted and the market value at date of grant. The fair value of stock options is determined using a modified Black-Scholes methodology.

Prior to the Distribution Date, all employee stock incentive awards were granted by Altria.

Excess tax benefits from the vesting of stock-based awards of  $32 million,  $26 million and  $16 million were recognized in additional paid-in capital as of December 31, 2010, 2009 and 2008, respectively, and were presented as financing cash flows.

Goodwill and Other Intangible Assets, net (Tables)	12 Months Ended
Dec. 31, 2010
Goodwill and Other Intangible Assets, net
Goodwill and Other Intangible Assets, Net, by Segment

	Goodwill		Other Intangible Assets, net
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
European Union	$1,443	$1,539	$673	$699
Eastern Europe, Middle East & Africa	702	743	263	253
Asia	5,004	3,926	1,661	1,346
Latin America & Canada	3,012	2,904	1,276	1,248

Total	$10,161	$9,112	$3,873	$3,546

Movements in Goodwill

	European Union	Eastern Europe, Middle East & Africa	Asia	Latin America & Canada	Total
Balance at January 1, 2009	$1,456	$648	$3,387	$2,524	$8,015
Changes due to:
Acquisitions	58	163		38	259
Currency	25	(68)	539	342	838

Balance at December 31, 2009	1,539	743	3,926	2,904	9,112
Changes due to:
Philippines business combination			842		842
Other business combinations	8	5	2	2	17
Currency	(104)	(46)	234	106	190

Balance at December 31, 2010	$1,443	$702	$5,004	$3,012	$10,161

Other Intangible Assets

	December 31, 2010		December 31, 2009
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Non-amortizable intangible assets	$2,170		$2,080
Amortizable intangible assets	1,983	$280	1,663	$197

Total other intangible assets	$4,153	$280	$3,743	$197

Range of Useful Lives and Weighted Average Remaining Useful Life of Amortizable Intangible Assets

Description	Estimated Useful Lives	Weighted-Average Remaining Useful Lives
Trademarks	2 - 40 years	27 years

Distribution networks	20 - 30 years	17 years

Non-compete agreements	3 - 10 years	4 years

Farmer contracts	12.5 years	12 years

Transactions with Altria Group, Inc. and Related Party (Tables)	12 Months Ended
Dec. 31, 2008
Transactions with Altria Group, Inc. and Related Party
Net Amount Received from Altria Group, Inc. and Affiliates

(in millions)
Modifications to Altria Group, Inc. stock awards	$449
Transfer of federal income tax contingencies	97
Transfer of employee benefit plan liabilities	55
Settlement of intercompany account (primarily taxes)	(326)

Net amount received from Altria Group, Inc. and affiliates	$275

Goods and Services Purchased from PM USA

2008
Contract manufacturing, cigarette volume	24,692

Contract manufacturing expense	$431
Research and development, net of billings to PM USA	(2)

Total pre-tax expense	$429

Leaf purchases	$88

Asset Impairment and Exit Costs (Tables)	12 Months Ended
Dec. 31, 2010
Asset Impairment and Exit Costs
Asset Impairment and Exit Costs by Type and Reportable Segment

	2010	2009	2008
Separation programs:
European Union	$27	$29	$66
Latin America & Canada			3

Total separation programs	27	29	69

Contract termination charges:
Eastern Europe, Middle East & Africa			1
Asia	20		14

Total contract termination charges	20	—	15

Asset impairment and exit costs	$47	$29	$84

Movement in the Exit Cost Liabilities

Liability balance, January 1, 2009	$115
Charges	29
Cash spent	(56)
Currency/other	(4)

Liability balance, December 31, 2009	$84
Charges, net of accrual reversal of $5	47
Cash spent	(75)
Currency/other	(8)

Liability balance, December 31, 2010	$48

Acquisitions and Other Business Arrangements (Tables)	12 Months Ended
Dec. 31, 2010
Acquisitions and Other Business Arrangements
Amount of FTC'S Redeemable Noncontrolling Interest at Date of Business Combination

Noncontrolling interest in contributed net assets	$693
Accretion to redeemable value	477

Redeemable noncontrolling interest at date of business combination	$1,170

Movement in Redeemable Noncontrolling Interest After Business Combination

Redeemable noncontrolling interest at date of business combination	$1,170
Share of net earnings for the year ended December 31, 2010	26
Dividend payments	(24)
Currency translation for the year ended December 31, 2010	16

Redeemable noncontrolling interest at December 31, 2010	$1,188

Indebtedness (Tables)	12 Months Ended
Dec. 31, 2010
Indebtedness
Short-Term Borrowings

	December 31, 2010		December 31, 2009
	Amount Outstanding	Average Year-End Rate	Amount Outstanding	Average Year-End Rate
Commercial paper	$1,209	0.2%	$1,350	0.2%
Bank loans	538	6.0	312	7.8

	$1,747		$1,662

Long-Term Debt

	2010	2009
U.S. dollar notes, 4.500% to 6.875% (average interest rate 5.640%), due through 2038	$8,190	$7,199
Foreign currency obligations:
Euro notes payable (average interest rate 5.240%), due through 2016	4,899	5,378
Swiss franc notes payable (average interest rate 3.625%), due through 2013	1,050	969
Other (average interest rate 3.647%), due through 2024	616	208

	14,755	13,754
Less current portion of long-term debt	1,385	82

	$13,370	$13,672

Aggregate Maturities of Long-Term Debt

2011	$1,385
2012	2,229
2013	2,845
2014	1,252
2015	986
2016-2020	4,492
2021-2025	148
Thereafter	1,500

14,837
Debt discounts	(82)

Total long-term debt	$14,755

Credit Facilities

Type	Committed Credit Facilities	Commercial Paper
3.5-year revolving credit, expiring September 30, 2013	$2.5

5-year revolving credit, expiring December 4, 2012	2.7

Total facilities	$5.2

Commercial paper outstanding		$1.2

Capital Stock (Tables)	12 Months Ended
Dec. 31, 2010
Capital Stock
Schedule of Common Stock

	Shares Issued	Shares Repurchased	Shares Outstanding
Balances, March 28, 2008	2,108,901,789	—	2,108,901,789

Repurchase of shares		(106,775,475)	(106,775,475)
Exercise of stock options and issuance of other stock awards	414,542	4,722,204	5,136,746

Balances, December 31, 2008	2,109,316,331	(102,053,271)	2,007,263,060

Repurchase of shares		(129,732,863)	(129,732,863)
Exercise of stock options and issuance of other stock awards		9,634,306	9,634,306

Balances, December 31, 2009	2,109,316,331	(222,151,828)	1,887,164,503

Repurchase of shares		(97,053,310)	(97,053,310)
Exercise of stock options and issuance of other stock awards		11,672,297	11,672,297

Balances, December 31, 2010	2,109,316,331	(307,532,841)	1,801,783,490

Stock Plans (Tables)	12 Months Ended
Dec. 31, 2010
Stock Plans
Stock Option Awards

	Shares Subject to Option	Weighted- Average Exercise Price	Average Remaining Contractual Term	Aggregate Intrinsic Value
Balance at January 1, 2010	13,566,174	$24.10
Options exercised	(9,849,877)	23.36
Options cancelled	(35,785)	15.17

Balance/Exercisable at December 31, 2010	3,680,512	26.14	1 year	$119 million

Activity for Restricted Stock and Deferred Stock Awards

	Number of Shares	Weighted- Average Grant Date Fair Value Per Share
Balance at January 1, 2010	7,439,543	$47.00
Granted	3,553,630	47.54
Vested	(1,997,792)	61.76
Forfeited	(226,674)	43.94

Balance at December 31, 2010	8,768,707	43.94

Earnings per Share (Tables)	12 Months Ended
Dec. 31, 2010
Earnings per Share
Calculation of Basic and Diluted EPS

	For the Years Ended December 31,
	2010	2009	2008
Net earnings attributable to PMI	$7,259	$6,342	$6,890
Less distributed and undistributed earnings attributable to share-based payment awards	33	23	15

Net earnings for basic and diluted EPS	$7,226	$6,319	$6,875

Weighted-average shares for basic EPS	1,839	1,943	2,068
Plus incremental shares from assumed conversions:
Stock options	3	7	8

Weighted-average shares for diluted EPS	1,842	1,950	2,076

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2010
Income Taxes
Schedule of Earnings Before Income Taxes and Provision for Income Taxes

	2010	2009	2008

Earnings before income taxes	$10,324	$9,243	$9,937

Provision for income taxes:
United States federal:
Current	$157	$348	$470
Deferred	145	(202)	52

	302	146	522
State and local	1	1	(23)

Total United States	303	147	499

Outside United States:
Current	2,567	2,213	2,335
Deferred	(44)	331	(47)

Total outside United States	2,523	2,544	2,288

Total provision for income taxes	$2,826	$2,691	$2,787

Schedule of Reconciliation of Unrecognized Tax Benefits

	2010	2009	2008
Balance at January 1,	$174	$160	$163
Additions based on tax positions related to the current year	18	26	35
Additions for tax positions of previous years	35	1	14
Reductions for tax positions of prior years	(125)	(15)	(33)
Reductions due to lapse of statute of limitations	(1)		(2)
Settlements	(6)	(2)	(13)
Other		4	(4)

Balance at December 31,	$95	$174	$160

Schedule of Unrecognized Tax Benefits and Liability for Contingent Income Taxes, Interest and Penalties

	December 31, 2010	December 31, 2009	December 31, 2008
Unrecognized tax benefits	$95	$174	$160
Accrued interest and penalties	30	48	47
Tax credits and other indirect benefits	(58)	(33)	(34)

Liability for tax contingencies	$67	$189	$173

Schedule of Reasons Attributable to the Differences between Effective Income Tax Rate and U.S. Federal Statutory Rate

	2010	2009	2008
U.S. federal statutory rate	35.0%	35.0%	35.0%
Increase (decrease) resulting from:
Foreign rate differences	(10.0)	(8.6)	(9.5)
Dividend repatriation cost	3.5	2.5	2.5
Reversal of tax reserves no longer required	(1.4)
Other	0.3	0.2	0.1

Effective tax rate	27.4%	29.1%	28.1%

Schedule of Temporary Differences of Tax Effects to Deferred Income Tax Assets and Liabilities

	At December 31,
	2010	2009
Deferred income tax assets:
Accrued postretirement and postemployment benefits	$214	$210
Accrued pension costs	118	145
Inventory	61	2
Foreign exchange		99
Other	195	192

Total deferred income tax assets	588	648

Deferred income tax liabilities:
Trade names	(860)	(757)
Property, plant and equipment	(395)	(321)
Unremitted earnings	(817)	(709)
Foreign exchange	(57)

Total deferred income tax liabilities	(2,129)	(1,787)

Net deferred income tax liabilities	$(1,541)	$(1,139)

Segment Reporting (Tables)	12 Months Ended
Dec. 31, 2010
Segment Reporting
Net Revenues by Segment

	For the Years Ended December 31,
	2010	2009	2008
Net revenues:
European Union	$28,050	$28,550	$30,265
Eastern Europe, Middle East & Africa	15,928	13,865	14,817
Asia	15,235	12,413	12,222
Latin America & Canada	8,500	7,252	6,336

Net revenues (1)	$67,713	$62,080	$63,640

(1)      Total net revenues attributable to customers located in Germany, PMI's largest market in terms of net revenues, were  $7.5 billion,  $7.9 billion and  $8.6 billion for the years ended December 31, 2010, 2009 and 2008, respectively.

Earnings Before Income Taxes by Segment

Earnings before income taxes:
Operating companies income:
European Union	$4,311	$4,506	$4,738
Eastern Europe, Middle East & Africa	3,152	2,663	3,119
Asia	3,049	2,436	2,057
Latin America & Canada	953	666	520
Amortization of intangibles	(88)	(74)	(44)
General corporate expenses	(177)	(157)	(142)

Operating income	11,200	10,040	10,248
Interest expense, net	(876)	(797)	(311)

Earnings before income taxes	$10,324	$9,243	$9,937

Other Expenses by Segment

	For the Years Ended December 31,
	2010	2009	2008
Depreciation expense:
European Union	$212	$211	$259
Eastern Europe, Middle East & Africa	215	206	228
Asia	332	286	244
Latin America & Canada	75	64	62

	834	767	793
Other	10	12	5

Total depreciation expense	$844	$779	$798

Capital expenditures:
European Union	$329	$393	$558
Eastern Europe, Middle East & Africa	102	130	172
Asia	161	116	173
Latin America & Canada	120	72	65

	712	711	968
Other	1	4	131

Total capital expenditures	$713	$715	$1,099

	At December 31,
	2010	2009	2008
Long-lived assets:
European Union	$3,226	$3,319	$3,180
Eastern Europe, Middle East & Africa	1,158	1,260	1,307
Asia	1,765	1,452	1,458
Latin America & Canada	663	549	466

	6,812	6,580	6,411
Other	195	197	137

Total long-lived assets	$7,007	$6,777	$6,548

Benefit Plans (Tables)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Amounts Recorded in Accumulated Other Comprehensive Earnings (Losses)

	Pension	Postretirement	Postemployment	Total
Net losses	$(1,425)	$(46)	$(468)	$(1,939)
Prior service cost	(62)	4		(58)
Net transition obligation	(9)			(9)
Deferred income taxes	199	15	142	356

Amounts to be amortized	$(1,297)	$(27)	$(326)	$(1,650)

	Pension	Postretirement	Postemployment	Total
Net losses	$(1,174)	$(27)	$(463)	$(1,664)
Prior service cost	(72)	4		(68)
Net transition obligation	(9)			(9)
Deferred income taxes	184	9	140	333

Amounts to be amortized	$(1,071)	$(14)	$(323)	$(1,408)

	Pension	Postretirement	Postemployment	Total
Net losses	$(1,385)	$(23)	$(306)	$(1,714)
Prior service cost	(30)	6		(24)
Net transition obligation	(9)			(9)
Deferred income taxes	190	7	106	303

Amounts to be amortized	$(1,234)	$(10)	$(200)	$(1,444)

Movements in Other Comprehensive Earnings (Losses)

	Pension	Postretirement	Postemployment	Total
Amounts transferred to earnings as components of net periodic benefit cost:
Amortization:
Net losses	$44	$1	$39	$84
Prior service cost	10			10
Other income/expense:
Net (gains) losses	(1)			(1)
Prior service cost	3			3
Deferred income taxes	(8)		(12)	(20)

	48	1	27	76

Other movements during the year:
Net (losses) gains	(294)	(20)	(44)	(358)
Prior service cost	(3)			(3)
Deferred income taxes	23	6	14	43

	(274)	(14)	(30)	(318)

Total movements in other comprehensive earnings (losses)	$(226)	$(13)	$(3)	$(242)

	Pension	Postretirement	Postemployment	Total
Amounts transferred to earnings as components of net periodic benefit cost:
Amortization:
Net losses	$38	$1	$23	$62
Prior service cost	6			6
Other income/expense:
Net losses	4			4
Prior service cost	(2)			(2)
Deferred income taxes	(9)		(7)	(16)

	37	1	16	54

Other movements during the year:
Net gains (losses)	169	(5)	(180)	(16)
Prior service cost	(46)	(2)		(48)
Deferred income taxes	3	2	41	46

	126	(5)	(139)	(18)

Total movements in other comprehensive earnings (losses)	$163	$(4)	$(123)	$36

Obligations and Funded Status [Member] | Pension [Member]
Change in Benefit Obligations

	U.S. Plans		Non-U.S. Plans
	2010	2009	2010	2009
Benefit obligation at January 1	$288	$282	$4,589	$3,979
Service cost	6	6	160	135
Interest cost	18	17	189	176
Benefits paid	(21)	(20)	(141)	(143)
Termination, settlement and curtailment		6	(27)	(9)
Assumption changes	12	3	16	190
Actuarial losses (gains)	18	(6)	(2)	79
Currency			116	103
Other			32	79

Benefit obligation at December 31	321	288	4,932	4,589

Fair value of plan assets at January 1	197	163	4,240	3,053
Actual return on plan assets	24	28	27	674
Employer contributions	51	26	382	532
Employee contributions			37	33
Benefits paid	(21)	(20)	(141)	(143)
Termination, settlement and curtailment			(19)	(8)
Currency			97	99

Fair value of plan assets at December 31	251	197	4,623	4,240

Net pension liability recognized at December 31	$(70)	$(91)	$(309)	$(349)

Pension Liabilities Recognized in Consolidated Balance Sheets

	2010	2009
Other assets	$223	$153
Accrued liabilities – employment costs	(28)	(19)
Long-term employment costs	(574)	(574)

	$(379)	$(440)

Weighted Average Assumptions Used To Determine Benefit Obligations

	U.S. Plans		Non-U.S. Plans
	2010	2009	2010	2009
Discount rate	5.40%	5.90%	4.00%	4.33%
Rate of compensation increase	3.50	4.50	2.90	3.21

Net Periodic Benefit Cost [Member] | Pension [Member]
Net Periodic Benefit Cost

	U.S. Plans			Non-U.S. Plans
	2010	2009	2008	2010	2009	2008
Service cost	$6	$6	$10	$160	$135	$136
Interest cost	18	17	16	189	176	169
Expected return on plan assets	(16)	(15)	(14)	(283)	(234)	(260)
Amortization:
Net losses	5	3	2	39	35	5
Prior service cost	1	1	1	9	5	5
Termination, settlement and curtailment	1	9	2	(6)	(2)	44

Net periodic pension cost	$15	$21	$17	$108	$115	$99

Weighted Average Assumptions Used To Determine Benefit Cost

	U.S. Plans			Non-U.S. Plans
	2010	2009	2008	2010	2009	2008
Discount rate	5.90%	6.10%	6.28%	4.33%	4.68%	4.66%
Expected rate of return on plan assets	7.20	7.20	7.40	6.69	6.89	7.01
Rate of compensation increase	4.50	4.50	4.50	3.21	3.34	3.26

Plan Assets [Member] | Pension [Member]
Estimated Future Benefit Payments

	U.S. Plans	Non-U.S. Plans
2011	$19	$202
2012	15	200
2013	14	206
2014	48	215
2015	17	227
2016 – 2020	97	1,319

Fair Value of Pension Plan Assets

Asset Category	At December 31, 2010	Quoted Prices In Active Markets for Identical Assets/Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash and cash equivalents	$155	$155	$—	$—
Equity securities:
U.S. securities	104	104
International securities	959	959
Investment funds (a)	3,240	799	2,441
International government bonds	345	345
Corporate bonds	39	39
Other	32	32

Total	$4,874	$2,433	$2,441	$—

(a)

Investment funds whose objective seeks to replicate the returns and characteristics of specified market indices (primarily MSCI - Europe, Switzerland, North America, Asia Pacific, Japan, Russell 3000, S&P 500 for equities; and Citigroup EMU, Citigroup Switzerland and Barclays U.S. for bonds), primarily consist of mutual funds, common trust funds and commingled funds. Of these funds, 55% are invested in U.S. and international equities; 36% are invested in U.S. and international government bonds; 5% are invested in corporate bonds; and 4% are invested in real estate and other money markets.

Asset Category	At December 31, 2009	Quoted Prices In Active Markets for Identical Assets/Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash and cash equivalents	$93	$93	$—	$—
Equity securities:
U.S. securities	99	99
International securities	913	913
Investment funds (b)	2,304	779	1,525
International government bonds	949	949
Corporate bonds	54	54
Other	25	25

Total	$4,437	$2,912	$1,525	$—

(b)	Investment funds whose objective seeks to replicate the returns and characteristics of specified market indices (primarily MSCI - Europe, Switzerland, North America, Asia Pacific, Japan, Russell 3000, S&P 500 for equities; and Citigroup EMU, Citigroup Switzerland and Barclays U.S. for bonds), primarily consist of mutual funds, common trust funds and commingled funds. Of these funds, 72% are invested in U.S. and international equities; 16% are invested in U.S. and international government bonds; 7% are invested in corporate bonds; and 5% are invested in real estate and other money markets.

Postretirement [Member]
Net Periodic Benefit Cost

	U.S. Plans			Non-U.S. Plans
	2010	2009	2008	2010	2009	2008
Service cost	$2	$2	$2	$2	$2	$1
Interest cost	5	5	5	5	4	2
Amortization:
Net losses	1	1	1
Prior service cost			(1)
Other						(1)

Net postretirement health care costs	$8	$8	$7	$7	$6	$2

Change in Benefit Obligations

	U.S. Plans		Non-U.S. Plans
	2010	2009	2010	2009
Accumulated postretirement benefit obligation at January 1,	$92	$90	$83	$68
Service cost	2	2	2	2
Interest cost	5	5	5	4
Benefits paid	(4)	(3)	(5)	(4)
Assumption changes	4	2	13	7
Actuarial (gains) losses	(1)	(4)	3	1
Currency			(2)	5

Accumulated postretirement benefit obligation at December 31,	$98	$92	$99	$83

Estimated Future Benefit Payments

	U.S. Plans	Non-U.S. Plans
2011	$4	$5
2012	5	5
2013	5	5
2014	5	5
2015	5	5
2016 – 2020	29	27

Weighted Average Assumptions Used To Determine Benefit Obligations

	U.S. Plans		Non-U.S. Plans
	2010	2009	2010	2009
Discount rate	5.40%	5.90%	5.14%	5.99%
Health care cost trend rate assumed for next year	8.00	7.50	6.29	7.14
Ultimate trend rate	5.00	5.00	4.73	4.86
Year that rate reaches the ultimate trend rate	2017	2015	2029	2029

Defined Benefit Plan Assumed Health Care Trend Rates

	One-Percentage-Point Increase	One-Percentage-Point Decrease
Effect on total service and interest cost	18.1%	(14.2)%
Effect on postretirement benefit obligation	14.8	(12.0)

Weighted Average Assumptions Used To Determine Benefit Cost

	U.S. Plans			Non-U.S. Plans
	2010	2009	2008	2010	2009	2008
Discount rate	5.90%	6.10%	6.28%	5.99%	5.82%	5.57%
Health care cost trend rate	7.50	8.00	8.00	7.14	7.09	6.97

Postemployment Benefit Plans [Member]
Net Periodic Benefit Cost

	For the Years Ended December 31,
	2010	2009	2008
Service cost	$26	$16	$7
Interest cost	24	22	9
Amortization of net loss	39	23	7
Other expense	54	57	151

Net postemployment costs	$143	$118	$174

Change in Benefit Obligations

	2010	2009
Accrued postemployment costs at January 1	$630	$539
Service cost	26	16
Interest cost	24	22
Benefits paid	(203)	(185)
Actuarial losses	44	180
Other	53	58

Accrued postemployment costs at December 31	$574	$630

Additional Information (Tables)	12 Months Ended
Dec. 31, 2010
Additional Information
Schedule of Additional Information

	For the Years Ended December 31,
	2010	2009	2008
	(in millions)
Research and development expense	$391	$335	$334

Advertising expense	$402	$387	$436

Interest expense	$974	$905	$528
Interest income	(98)	(108)	(217)

Interest expense, net	$876	$797	$311

Rent expense	$278	$258	$226

Minimum Rental Commitments Under Non-Cancelable Operating Leases

2011	$174
2012	113
2013	82
2014	59
2015	39
Thereafter	255

$722

Financial Instruments (Tables)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Financial Instruments
Fair Value of Foreign Exchange Contracts

	Asset Derivatives			Liability Derivatives
	Balance Sheet Classification	Fair Value		Balance Sheet Classification	Fair Value
		2010	2009		2010	2009
Foreign exchange contracts designated as hedging instruments	Other current assets	$16	$140	Other accrued liabilities	$26	$27

Foreign exchange contracts not designated as hedging instruments	Other current assets	44	71	Other accrued liabilities	77	107

Total derivatives		$60	$211		$103	$134

Hedging Activities Effect on Condensed Consolidated Statements of Earnings and Other Comprehensive Earnings

	For the Year Ended December 31, 2010
Gain (Loss)	Cash Flow Hedges	Fair Value Hedges	Net Investment Hedges	Other Derivatives	Income Taxes	Total
Statement of Earnings:
Net revenues	$24	$—		$—		$24
Cost of sales	(14)					(14)
Marketing, administration and research costs	3			(3)		—

Operating income	13	—		(3)		10
Interest expense, net	(49)			10		(39)

Earnings before income taxes	(36)	—		7		(29)
Provision for income taxes	3	—		(1)		2

Net earnings attributable to PMI	$(33)	$—		$6		$(27)

Other Comprehensive Earnings:
Losses transferred to earnings	$36				$(3)	$33
Recognized	(56)				6	(50)

Net impact	$(20)				$3	$(17)

Cumulative translation adjustment	$(2)		$24		$(10)	$12

	For the Year Ended December 31, 2009
Gain (Loss)	Cash Flow Hedges	Fair Value Hedges	Net Investment Hedges	Other Derivatives	Income Taxes	Total
Statement of Earnings:
Net revenues	$65	$—		$—		$65
Cost of sales	(11)					(11)
Marketing, administration and research costs	13			(1)		12

Operating income	67	—		(1)		66
Interest expense, net	(94)	37		(5)		(62)

Earnings before income taxes	(27)	37		(6)		4
Provision for income taxes	1	(3)		3		1

Net earnings attributable to PMI	$(26)	$34		$(3)		$5

Other Comprehensive Earnings:
Losses transferred to earnings	$27				$(1)	$26
Recognized	68				(7)	61

Net impact	$95				$(8)	$87

Cumulative translation adjustment			$(57)		$14	$(43)

Pre-Tax Effect of Foreign Exchange Contracts Designated as Cash Flow Hedging Instruments

For the Years Ended December 31,
Derivatives in Cash Flow Hedging Relationship	Statement of Earnings Classification of Gain/(Loss) Reclassified from Other Comprehensive Earnings into Earnings	Amount of Gain/(Loss) Reclassified from Other Comprehensive Earnings into Earnings		Amount of Gain/(Loss) Recognized in Other Comprehensive Earnings on Derivative
		2010	2009	2010	2009
Foreign exchange contracts				$(56)	$68
	Net revenues	$24	$65
	Cost of sales	(14)	(11)
	Marketing, administration and research costs	3	13

	Interest expense, net	(49)	(94)

Total		$(36)	$(27)	$(56)	$68

Pre-Tax Effect of Foreign Exchange Contracts Designated as Fair Value Hedging Instruments

For the Year Ended December 31, 2009
Derivative in Fair Value Hedging Relationship	Statement of Earnings Classification of Gain/(Loss) on Derivative	Amount of Gain/(Loss) Recognized in Earnings on Derivative	Statement of Earnings Classification of Gain/(Loss) on Hedged Item	Amount of Gain/(Loss) Recognized in Earnings Attributable to the Risk Being Hedged
Foreign exchange contracts	Marketing, administration and research costs	$5	Marketing, administration and research costs	$(5)
	Interest expense, net	37	Interest expense, net

Total		$42		$(5)

Pre-Tax Effect of Foreign Exchange Contracts Designated as Net Investment Hedging Instruments

For the Years Ended December 31,
Derivatives in Net Investment Hedging Relationship	Statement of Earnings Classification of Gain/(Loss) Reclassified from Other Comprehensive Earnings into Earnings	Amount of Gain/(Loss) Reclassified from Other Comprehensive Earnings into Earnings		Amount of Gain/(Loss) Recognized in Other Comprehensive Earnings on Derivative
		2010	2009	2010	2009
Foreign exchange contracts				$24	$(57)

	Interest expense, net	$—	$—

Pre-Tax Effect of Foreign Exchange Contracts Designated as Other Derivatives

Derivatives not Designated as Hedging Instruments	Statement of Earnings Classification of Gain/(Loss)	Amount of Gain/(Loss) Recognized in Earnings
		2010	2009
Foreign exchange contracts	Marketing, administration and research costs	$(3)	$(1)

	Interest expense, net	10	(5)

Total		$7	$(6)

Hedging Activity Affected Accumulated Other Comprehensive Earnings (Losses), Net of Income Taxes

	For the Year Ended December 31,
	2010	2009	2008
Gain (loss) as of January 1	$19	$(68)	$(10)
Derivative losses (gains) transferred to earnings	33	26	89
Change in fair value	(50)	61	(147)

Gain (loss) as of December 31	$2	$19	$(68)

Fair Value Measurements (Tables)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Fair Value Measurements
Aggregate Fair Value of Securities Available for Sale, Derivative Financial Instruments, Pension Plan Assets and Long-Term Notes

	At December 31, 2010	Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Foreign exchange contracts	$60	$—	$60	$—
Pension plan assets	4,874	2,433	2,441

Total assets	$4,934	$2,433	$2,501	$—

Liabilities:
Long-term notes	$16,057	$15,578	$479	$—
Foreign exchange contracts	103		103

Total liabilities	$16,160	$15,578	$582	$—

	At December 31, 2009	Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Warrants	$12	$—	$12	$—
Foreign exchange contracts	211		211
Pension plan assets	4,437	2,912	1,525

Total assets	$4,660	$2,912	$1,748	$—

Liabilities:
Long-term notes	$14,662	$14,662	$—	$—
Foreign exchange contracts	134		134

Total liabilities	$14,796	$14,662	$134	$—

Accumulated Other Comprehensive Earnings (Losses) (Tables)	12 Months Ended
Dec. 31, 2010
Accumulated Other Comprehensive Earnings (Losses)
Accumulated Other Comprehensive Earnings (Losses), Net of Taxes

	At December 31,
	2010	2009	2008
Currency translation adjustments	$507	$561	$(768)
Pension and other benefits	(1,650)	(1,408)	(1,444)
Derivatives accounted for as hedges	2	19	(68)
Equity securities	1	11	(1)

Total accumulated other comprehensive earnings (losses)	$(1,140)	$(817)	$(2,281)

Contingencies (Tables)	12 Months Ended
Dec. 31, 2010
Contingencies
Number of Tobacco - Related Cases Pending Against Us and/or Our Subsidiaries or Indemnitees

Type of Case	Number of Cases Pending as of December 31, 2010	Number of Cases Pending as of December 31, 2009	Number of Cases Pending as of December 31, 2008
Individual Smoking and Health Cases	94	119	123

Smoking and Health Class Actions	11	9	5

Health Care Cost Recovery Actions	10	11	11

Lights Class Actions	2	3	3

Individual Lights Cases (small claims court)(1)	10	1,978	2,010

Public Civil Actions	7	11	11

(1)	During 2010, 1,952 individual lights cases filed in small claims courts in Italy by one plaintiff's attorney were dismissed following an investigation by the public prosecutor into the conduct of that plaintiff's attorney. Because these were fraudulent cases not authorized by the purported plaintiffs, the courts dismissed all such cases. We will no longer include these cases in our pending case count and are not including them in our dismissed case count.

Verdicts and Post-Trial Developments in Pending Case

Date	Location of Court/Name of Plaintiff	Type of Case	Verdict	Post-Trial Developments
September 2009	Brazil/Bernhardt	Individual Smoking and Health	The Civil Court of Rio de Janeiro found for plaintiff and ordered Philip Morris Brasil to pay R $13,000 (approximately $7,800) in moral damages.	Philip Morris Brasil filed its appeal against the decision on the merits with the Court of Appeals in November 2009. In February 2010, without addressing the merits, the Court of Appeals annulled the trial court's decision remanding the case to the trial court to issue a new ruling, which must address certain compensatory damage claims made by the plaintiff that the trial court did not address in its original ruling. In July 2010, the trial court reinstated its original decision, while specifically rejecting the compensatory damages claim. Philip Morris Brasil has appealed this decision.
February 2004	Brazil/The Smoker Health Defense Association (ADESF)	Class Action	The Civil Court of São Paulo found defendants liable without hearing evidence. The court did not assess moral or actual damages, which were to be assessed in a second phase of the case. The size of the class was not defined in the ruling.	In April 2004, the court clarified its ruling, awarding "moral damages" of R $1,000 (approximately $600) per smoker per full year of smoking plus interest at the rate of 1% per month, as of the date of the ruling. The court did not award actual damages, which were to be assessed in the second phase of the case. The size of the class still has not been estimated. Defendants appealed to the São Paulo Court of Appeals. In November 2008, the São Paulo Court of Appeals annulled the ruling, finding that the trial court had inappropriately ruled without hearing evidence and returned the case to the trial court for further proceedings. In addition, the defendants filed a constitutional appeal to the Federal Supreme Tribunal on the basis that the plaintiff did not have standing to bring the lawsuit. This appeal is still pending.
October 2003	Brazil/Da Silva	Individual Smoking and Health	The Court of Appeal of Rio Grande do Sul reversed the trial court ruling in favor of Philip Morris Brasil and awarded plaintiffs R $768,000 (approximately $460,000).	In December 2004, a larger panel of the Court of Appeal of Rio Grande do Sul overturned the adverse decision. Plaintiffs filed two separate appeals against this decision. The appeal to the Superior Court of Justice was finally rejected in May 2010. The second one to the Supreme Federal Tribunal is still pending.

Quarterly Financial Data (Tables)	12 Months Ended
Dec. 31, 2010
Quarterly Financial Data (Unaudited)
Summary of Quarterly Financial Data

	2010 Quarters
	1st	2nd	3rd	4th
	(in millions, except per share data)
Net revenues	$15,587	$17,383	$16,936	$17,807

Gross profit	$4,124	$4,511	$4,324	$4,536

Net earnings attributable to PMI	$1,703	$1,982	$1,822	$1,752

Per share data:
Basic EPS	$0.90	$1.07	$0.99	$0.96

Diluted EPS	$0.90	$1.07	$0.99	$0.96

Dividends declared to public stockholders	$0.58	$0.58	$0.64	$0.64

Market price:
- High	$53.07	$53.91	$57.11	$60.87

- Low	$45.01	$42.94	$45.55	$55.10

	2009 Quarters
	1st	2nd	3rd	4th
	(in millions, except per share data)
Net revenues	$13,286	$15,213	$16,573	$17,008

Gross profit	$3,626	$3,949	$4,267	$4,171

Net earnings attributable to PMI	$1,476	$1,546	$1,798	$1,522

Per share data:
Basic EPS	$0.74	$0.79	$0.93	$0.80

Diluted EPS	$0.74	$0.79	$0.93	$0.80

Dividends declared to public stockholders	$0.54	$0.54	$0.58	$0.58

Market price:
- High	$45.02	$45.44	$49.95	$52.35

- Low	$32.04	$35.15	$42.02	$47.07

Basic and diluted EPS are computed independently for each of the periods presented. Accordingly, the sum of the quarterly EPS amounts may not agree to the total for the year.

Pre-Tax Charges Recorded in Earnings

	2010 Quarters
	1st	2nd	3rd	4th

Asset impairment and exit costs	$—	$—	$20	$27

	2009 Quarters
	1st	2nd	3rd	4th

Asset impairment and exit costs	$1	$1	$1	$26
Colombian Investment and Cooperation Agreement charge	—	135	—	—

	$1	$136	$1	$26

Summary of Significant Accounting Policies (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Total depreciation expense	$ 844	$ 779	$ 798
Foreign currency net transaction gains (losses)	(17)	9	(54)
Shipping and handling costs	653	603	639
Excess tax benefits from the vesting of stock-based awards	$ 32	$ 26	$ 16
Machinery and Equipment [Member]
Estimated useful lives of assets, minimum	3
Estimated useful lives of assets, maximum	15
Building and Building Improvements [Member]
Estimated useful lives of assets, maximum	40
Software Costs [Member]
Estimated useful lives of the software, maximum	5

Goodwill and Other Intangible Assets, net (Narrative) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Goodwill and Other Intangible Assets, net
Intangible Assets, Pre-tax amortization expense	$ 88	$ 74	$ 44
Estimated maximum amortization expense, year one, assuming no additional transactions occur that require the amortization of intangible assets	95
Estimated maximum amortization expense, year two, assuming no additional transactions occur that require the amortization of intangible assets	95
Estimated maximum amortization expense, year three, assuming no additional transactions occur that require the amortization of intangible assets	95
Estimated maximum amortization expense, year four, assuming no additional transactions occur that require the amortization of intangible assets	95
Estimated maximum amortization expense, year five, assuming no additional transactions occur that require the amortization of intangible assets	$ 95

Goodwill and Other Intangible Assets, net (By Segment) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Goodwill	$ 10,161	$ 9,112	$ 8,015
Other Intangible Assets, net	3,873	3,546
European Union [Member]
Goodwill	1,443	1,539	1,456
Other Intangible Assets, net	673	699
Eastern Europe, Middle East & Africa [Member]
Goodwill	702	743	648
Other Intangible Assets, net	263	253
Asia [Member]
Goodwill	5,004	3,926	3,387
Other Intangible Assets, net	1,661	1,346
Latin America & Canada [Member]
Goodwill	3,012	2,904	2,524
Other Intangible Assets, net	$ 1,276	$ 1,248

Goodwill and Other Intangible Assets, net (Movement in Goodwill) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Beginning Balance	$ 9,112	$ 8,015
Changes due to:
Acquisitions		259
Philippines business combination	842
Other business combinations	17
Currency	190	838
Ending Balance	10,161	9,112
European Union [Member]
Beginning Balance	1,539	1,456
Changes due to:
Acquisitions		58
Other business combinations	8
Currency	(104)	25
Ending Balance	1,443	1,539
Eastern Europe, Middle East & Africa [Member]
Beginning Balance	743	648
Changes due to:
Acquisitions		163
Other business combinations	5
Currency	(46)	(68)
Ending Balance	702	743
Asia [Member]
Beginning Balance	3,926	3,387
Changes due to:
Philippines business combination	842
Other business combinations	2
Currency	234	539
Ending Balance	5,004	3,926
Latin America & Canada [Member]
Beginning Balance	2,904	2,524
Changes due to:
Acquisitions		38
Other business combinations	2
Currency	106	342
Ending Balance	$ 3,012	$ 2,904

Goodwill and Other Intangible Assets, net (Other Intangible Assets) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Intangible Assets, Accumulated Amortization	$ 280	$ 197
Total other intangible assets	4,153	3,743
Non-Amortizable Intangible Assets [Member]
Intangible Assets, Gross Carrying Amount	2,170	2,080
Amortizable Intangible Assets [Member]
Intangible Assets, Gross Carrying Amount	1,983	1,663
Intangible Assets, Accumulated Amortization	$ 280	$ 197

Goodwill and Other Intangible Assets, net (Range of Useful Lives and Weighted Average Remaining Useful Lives of Amortizable Assets) (Details)	12 Months Ended
Dec. 31, 2010
Trademarks [Member]
Estimated Useful Lives, Minimum	2
Estimated Useful Lives, Maximum	40
Weighted-Average Remaining Useful Lives	27
Distribution Networks [Member]
Estimated Useful Lives, Minimum	20
Estimated Useful Lives, Maximum	30
Weighted-Average Remaining Useful Lives	17
Non-compete Agreements [Member]
Estimated Useful Lives, Minimum	3
Estimated Useful Lives, Maximum	10
Weighted-Average Remaining Useful Lives	4
Farmer Contracts [Member]
Estimated Useful Lives	12.5
Weighted-Average Remaining Useful Lives	12

Transactions with Altria Group, Inc. and Related Party (Narrative) (Details) (USD $) In Millions, except Share data	1 Months Ended	3 Months Ended	12 Months Ended			15 Months Ended	12 Months Ended		1 Months Ended	12 Months Ended
	Mar. 28, 2008	Mar. 31, 2008	Dec. 31, 2010	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2008	Dec. 31, 2008 Service Fees Included [Member]	Dec. 31, 2008 Modifications to Altria Group Inc. Stock Awards [Member]	Apr. 30, 2008 Federal Income Tax Contingencies [Member]	Dec. 31, 2008 Federal Income Tax Contingencies [Member]	Dec. 31, 2008 Transfer of Employee Benefit Plan Liabilities [Member]	Dec. 31, 2008 Settlement of Intercompany Accounts Primarily Taxes [Member]	Dec. 31, 2008 Net Amount Received from Altria Inc. and Affiliates [Member]	Dec. 31, 2008 Exchange of Stock for Stock [Member]	Mar. 28, 2008 Altria [Member]	Mar. 28, 2008 PMI [Member]
Shares distributed														1
Share price before distribution	$ 73.83														$ 22.39	$ 51.44
Vesting period for restricted stock			three years
Payments to (receipts from) settlement of intercompany accounts								$ 449	$ 97	$ 97	$ 55	$ (326)	$ 275
Additional liabilities recorded by PMI				103
Additional liability partially offset by deferred tax assets				22
Adjustment to stockholders' equity due to additional liability				26
Special dividend related to spin-off		900			3,100	4,000
Purchase of subsidiary of ALCS at a fair market value	108
Principal assets book value	89
Portion of purchase price treated as dividend	19
Exit costs related to termination of manufacturing contract		15	20	15
Goods and Services purchased from PM USA							$ 20

Transactions with Altria Group, Inc. and Related Party (Net Amount Received From Altria Group, Inc. and Affiliates) (Details) (USD $) In Millions	1 Months Ended	12 Months Ended
	Apr. 30, 2008	Dec. 31, 2008
Modifications to Altria Group Inc. Stock Awards [Member]
Payments to (receipts from) settlement of intercompany accounts		$ 449
Federal Income Tax Contingencies [Member]
Payments to (receipts from) settlement of intercompany accounts	97	97
Transfer of Employee Benefit Plan Liabilities [Member]
Payments to (receipts from) settlement of intercompany accounts		55
Settlement of Intercompany Accounts Primarily Taxes [Member]
Payments to (receipts from) settlement of intercompany accounts		(326)
Net Amount Received from Altria Inc. and Affiliates [Member]
Payments to (receipts from) settlement of intercompany accounts		$ 275

Transactions with Altria Group, Inc. and Related Party (Goods and Services Purchased) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2008
Contract manufacturing, cigarette volume	24,692,000,000
Contract Manufacturing Expense [Member]
Goods and Services purchased from PM USA	$ 431
Research and Development, net of billings to PM USA [Member]
Goods and Services purchased from PM USA	(2)
Total Pre-tax Expense [Member]
Goods and Services purchased from PM USA	429
Leaf Purchases [Member]
Goods and Services purchased from PM USA	$ 88

Asset Impairment and Exit Costs (Narrative) (Details) (USD $) In Millions	3 Months Ended	12 Months Ended			3 Months Ended
	Mar. 31, 2008	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 FTC [Member]
Exit costs related to termination of manufacturing contract	$ 15	$ 20		$ 15	$ 20
Separation program charges		27	29	69
Cash payments related to exit costs		75	56	99
Future cash payments for exit costs incurred to date		$ 48
Expected future cash payments date		2012

Asset Impairment and Exit Costs (Asset Impairment and Exit Costs by Type and Reportable Segment) (Details) (USD $) In Millions	3 Months Ended							12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Mar. 31, 2008	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Separation programs								$ 27	$ 29	$ 69
Contract termination charges							15	20		15
Asset impairment and exit costs	27	20	26	1	1	1		47	29	84
European Union [Member]
Separation programs								27	29	66
Eastern Europe, Middle East & Africa [Member]
Contract termination charges										1
Asia [Member]
Contract termination charges								20		14
Latin America & Canada [Member]
Separation programs										$ 3

Asset Impairment and Exit Costs (Movement in the Exit Cost Liabilities) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Asset Impairment and Exit Costs
Liability, beginning balance	$ 84	$ 115
Charges, net of accrual reversal	47	29
Cash spent	(75)	(56)	(99)
Currency/other	(8)	(4)
Liability, ending balance	48	84	115
Accrual reversal	$ 5

Acquisitions and Other Business Arrangements (Narrative) (Details) In Millions, unless otherwise specified	12 Months Ended			12 Months Ended		12 Months Ended			1 Months Ended			1 Months Ended			12 Months Ended
	Dec. 31, 2010 USD ( $)	Feb. 25, 2010 USD ( $)	Mar. 28, 2008 USD ( $)	Dec. 31, 2008 Trademarks [Member] USD ( $)	Oct. 31, 2008 PMI [Member]	Dec. 31, 2010 Brazil [Member] USD ( $)	Dec. 31, 2010 Brazil [Member] Alliance One Brasil Exportadora de Tabacos Ltda. [Member]	Dec. 31, 2010 Brazil [Member] Universal Leaf Tabacos Ltda. [Member]	Feb. 25, 2010 Fortune Tobacco Corporation [Member] USD ( $)	Dec. 31, 2010 Fortune Tobacco Corporation [Member] USD ( $)	Dec. 31, 2010 Alliance One Brasil Exportadora De Tabacos Ltda. and Universal Leaf Tabacos Ltda. Agreements [Member] USD ( $)	Jul. 30, 2009 Protabaco Ltda. [Member] USD ( $)	Sep. 30, 2009 Swedish Match South Africa Ltd [Member] ZAR	Sep. 30, 2009 Swedish Match South Africa Ltd [Member] USD ( $)	Dec. 31, 2009 Rothmans Inc. [Member] USD ( $)	Oct. 31, 2008 Rothmans Inc. [Member] USD ( $)	Oct. 31, 2008 Rothmans Inc. [Member] CAD ( $)	Feb. 28, 2009 Petteroes Tobacco Business [Member] USD ( $)
Increase in additional paid-in-capital									$ 477
Fair value of the assets and liabilities									1,170
Purchase price allocated to goodwill									842		17
Purchase price allocated to other intangible assets											34
Purchase price allocated to inventories									486		33
Purchase price allocated to property, plant and equipment									289		16
Purchase price allocated to other non-current assets											11
Purchase price allocated to brands									240
Purchase price allocated to other current liabilities											28
Purchase price allocated to long-term debt, including current portion									495
Purchase price allocated to current portion of long-term debt									77
Purchase price allocated to deferred taxes, net									138
Purchase price allocated to current deferred tax assets									18
Agreed upon value to sell equity interest for 2/25/2015 through 2/24/2018	1,188	1,170								1,170
Percent of PMFTC's comprehensive income or loss attributable to the redeemable noncontrolling interest	50.00%
Number of contracts with tobacco farmers						17,000
Number of contracts with tobacco farmers, per supplier							9,000	8,000
Minimum number of employees						200
Acquisition of business			108			83							1,930	256		1,900	2,000	209
Ownership percentage to be acquired from agreement												100.00%
Agreement to purchase business												452
Incremental operating income															187
Incremental net earnings attributable to PMI															80
Ownership percentage					40.00%											60.00%	60.00%
Purchase of trademarks				$ 407

Acquisitions and Other Business Arrangements (Amount of FTC'S Redeemable Noncontrolling Interest at Date of Business Combination) (Details) (USD $) In Millions	Dec. 31, 2010	Feb. 25, 2010
Acquisitions and Other Business Arrangements
Noncontrolling interest in contributed net assets		$ 693
Accretion to redeemable value		477
Redeemable noncontrolling interest at date of business combination	$ 1,188	$ 1,170

Acquisitions and Other Business Arrangements (Movement in Redeemable Noncontrolling Interest After Business Combination) (Details) (USD $) In Millions	10 Months Ended
Dec. 31, 2010
Acquisitions and Other Business Arrangements
Redeemable noncontrolling interest at date of business combination	$ 1,170
Share of net earnings for the year ended December 31, 2010	26
Dividend payments	(24)
Currency translation for the year ended December 31, 2010	16
Redeemable noncontrolling interest at December 31, 2010	$ 1,188

Indebtedness (Narrative) (Details)	3 Months Ended	12 Months Ended
	Mar. 31, 2010 USD ( $)	Dec. 31, 2010 USD ( $)	Dec. 31, 2009 USD ( $)	Dec. 31, 2010 Revolving Credit Facility [Member] USD ( $)	Mar. 29, 2010 3.5-year revolving credit, expiring September 30, 2013 [Member] USD ( $)	Mar. 29, 2010 Revolving Credit Facility Due May 12th 2010 [Member] EUR ( €)	Mar. 29, 2010 Revolving Credit Facility due December 4th 2010 [Member] USD ( $)	Dec. 31, 2010 Short Term Credit Arrangement [Member] USD ( $)
Issued 4.50% U.S. dollar notes due March 2020	$ 1,000,000,000
Proceeds from sale of securities	983,000,000
Capital lease obligations		137,000,000	205,000,000
Committed Credit facilities, maximum borrowing capacity					2,500,000,000			1,600,000,000
Credit facilities, outstanding amount		538,000,000	312,000,000	0
Revolving credit facility no longer available to the company						€ 2,000,000,000	$ 1,000,000,000
Ratio of consolidated EBITDA to consolidated interest expense required on a rolling 12 months basis, minimum		3.5 to 1.0
Ratio of consolidated EBITDA to consolidated interest expense on a rolling 12 months basis		13.7 to 1.0

Indebtedness (Short-Term Borrowings) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Amount Outstanding	$ 1,747	$ 1,662
Commercial Paper [Member]
Amount Outstanding	1,209	1,350
Average Year-End Rate	0.20%	0.20%
Bank Loans [Member]
Amount Outstanding	$ 538	$ 312
Average Year-End Rate	6.00%	7.80%

Indebtedness (Long-Term Debt) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 U.S. Dollar Notes [Member]	Dec. 31, 2009 U.S. Dollar Notes [Member]	Dec. 31, 2010 Euro Notes Payable [Member]	Dec. 31, 2009 Euro Notes Payable [Member]	Dec. 31, 2010 Swiss Franc Notes Payable [Member]	Dec. 31, 2009 Swiss Franc Notes Payable [Member]	Dec. 31, 2010 Other Payable [Member]	Dec. 31, 2009 Other Payable [Member]
Long-term debt	$ 14,755	$ 13,754	$ 8,190	$ 7,199	$ 4,899	$ 5,378	$ 1,050	$ 969	$ 616	$ 208
Less current portion of long-term debt	1,385	82
Debt excluding current portion, carrying value	$ 13,370	$ 13,672
Due through			2038		2016		2013		2024
Interest rate, minimum			4.5
Interest rate, maximum			6.875
Interest rate, average			5.64%		5.24%		3.63%		3.65%

Indebtedness (Aggregate Maturities of Long-Term Debt) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Indebtedness
2011	$ 1,385
2012	2,229
2013	2,845
2014	1,252
2015	986
2016-2020	4,492
2021-2025	148
Thereafter	1,500
Long-term debt, gross	14,837
Debt discounts	(82)
Total long-term debt	$ 14,755	$ 13,754

Indebtedness (Credit Facilities) (Details) (USD $) In Billions	Dec. 31, 2010	Dec. 31, 2010 3.5-year revolving credit, expiring September 30, 2013 [Member]	Dec. 31, 2010 5-year revolving credit, expiring December 4, 2012 [Member]	Dec. 31, 2010 Revolving Credit Facility [Member]
Committed credit facilities		$ 2.5	$ 2.7	$ 5.2
Commercial paper outstanding	$ 1.2
Expiring		September 30, 2013	December 4, 2012
Line of Credit Terms, in years		3.5	5

Capital Stock (Narrative) (Details) (USD $)	9 Months Ended	12 Months Ended				24 Months Ended		8 Months Ended		12 Months Ended
	Dec. 31, 2008	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Mar. 28, 2008	Apr. 30, 2010 Two - Year Share Repurchase Program [Member]	May 01, 2008 Two - Year Share Repurchase Program [Member]	Dec. 31, 2010 Three - Year Share Repurchase Program [Member]	May 01, 2010 Three - Year Share Repurchase Program [Member]	Dec. 31, 2010 Cost of Repurchased Stock [Member]	Dec. 31, 2009 Cost of Repurchased Stock [Member]	Dec. 31, 2008 Cost of Repurchased Stock [Member]	Mar. 28, 2008 PMI [Member]
Common stock, shares outstanding	2,007,263,060	1,801,783,490	1,887,164,503	2,007,263,060	2,108,901,789								2,108,901,789
Common stock repurchase, amount authorized							$ 13,000,000,000		$ 12,000,000,000
Common Stock, shares authorized		6,000,000,000
Acquired cost method		$ 5,027,000,000	$ 5,527,000,000	$ 5,399,000,000		$ 13,000,000,000		$ 3,000,000,000		$ 5,027,000,000	$ 5,527,000,000	$ 5,399,000,000
Acquired average price per share						$ 46.83		$ 52.79
Repurchase of shares, Shares	(106,775,475)	(97,053,310)	(129,732,863)			277,600,000		55,900,000
Shares of common stock reserved		43,313,320
Preferred stock shares authorized		250,000,000

Capital Stock (Schedule of Common Stock) (Details)	9 Months Ended	12 Months Ended
	Dec. 31, 2008	Dec. 31, 2010	Dec. 31, 2009	Mar. 28, 2008
Capital Stock
Common Stock Shares Issued, Beginning Balance		2,109,316,331	2,109,316,331	2,108,901,789
Common Stock Shares Repurchased, Beginning Balance		(222,151,828)	(102,053,271)
Common Stock, Shares, Outstanding, Beginning Balance		1,887,164,503	2,007,263,060	2,108,901,789
Repurchase of shares, Shares Repurchased	(106,775,475)	(97,053,310)	(129,732,863)
Exercise of stock options and issuance of other stock awards, Shares Issued	414,542
Exercise of stock options and issuance of other stock awards, Shares Repurchased	4,722,204	11,672,297	9,634,306
Exercise of stock options and issuance of other stock awards, Shares Outstanding	5,136,746	11,672,297	9,634,306
Common Stock Shares Issued, Ending Balance	2,109,316,331	2,109,316,331	2,109,316,331	2,108,901,789
Common Stock Shares Repurchased, Ending Balance	(102,053,271)	(307,532,841)	(222,151,828)
Common Stock Shares Outstanding, Ending Balance	2,007,263,060	1,801,783,490	1,887,164,503	2,108,901,789

Stock Plans (Narrative) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended				3 Months Ended	12 Months Ended			3 Months Ended		12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2008 After Spin-Off [Member]	Mar. 28, 2008 Prior to Spin-Off [Member] PMI [Member] Employees Vested [Member]	Dec. 31, 2010 Non Employee Directors, Plan [Member]	Dec. 31, 2010 PMI [Member] Employees Vested [Member]	Dec. 31, 2009 PMI [Member] Employees Vested [Member]	Mar. 31, 2008 Performance Incentive Plan 2008 [Member]	Dec. 31, 2010 Performance Incentive Plan 2008 [Member]	Dec. 31, 2010 Restricted Stock [Member]	Dec. 31, 2009 Restricted Stock [Member]	Dec. 31, 2008 Restricted Stock [Member]
Estimated common stock to be awarded under a stock benefit plan, maximum limit						1,000,000				70,000,000
Stock granted under the plan									34,100,000
Shares available for grant under the plan						842,345				31,002,026
Percentage of voting shares that PMI may own, used in determining non-employee director status						50.00%
Weighted average grant date fair value of Restricted stock and deferred stock awards granted, employees											$ 169	$ 142	$ 102
Restricted stock and deferred stock awards to eligible employees at a weighted-average grant date fair value, per share											$ 47.54	$ 37.01	$ 51.44
Compensation expense for restricted stock and deferred stock awards	127	93	68
Unrecognized compensation cost related to non-vested restricted and deferred shares	169
Expected weighted average period for recognition of unamortized compensation expense, in years	2
Grant date fair value of vested restricted stock and deferred stock awards	123	107
Grant date fair value of vested restricted stock and deferred stock awards				14	69
Total intrinsic value of stock options exercised	$ 292	$ 222	$ 147
Restricted stock and deferred stock awards vested	1,997,792	1,500,000		300,000			1,400,000	1,000,000

Stock Plans (Stock Option Plan) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Stock Plans
Beginning balance Shares Subject to Option	13,566,174
Options Exercised Subject to Option	(9,849,877)
Options Cancelled Subject to Option	(35,785)
Ending Balance Subject to Option	3,680,512
Beginning balance Weighted Average Exercise Price	$ 24.1
Options Exercised Weighted Average Exercise Price	$ 23.36
Options Cancelled Weighted Average Exercise Price	$ 15.17
Ending Balance Weighted Average Exercise Price	$ 26.14
Ending Balance Average Remaining Exercise Contractual Term, Years	1
Ending Balance Aggregate Intrinsic Value	$ 119

Stock Plans (Activity for Restricted and Deferred Stock Awards) (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Stock Plans
Beginning Balance of Number of shares	7,439,543
Granted of Number of Shares	3,553,630
Vested of Number of Shares	(1,997,792)	(1,500,000)
Forfeited of Number of Shares	(226,674)
Ending Balance of Number of Shares	8,768,707	7,439,543
Beginning Balance of Weighted Average Grant Date Fair Value Per Share	$ 47
Weighted Average Grant Date Fair Value Per Share of granted	$ 47.54
Weighted Average Grant Date Fair Value Per Share of vested	$ 61.76
Weighted Average Grant Date Fair Value Per Share of forfeited	$ 43.94
Ending Balance of Weighted Average Grant Date Fair Value Per Share	$ 43.94	$ 47

Earnings per Share (Narrative) (Details)	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Mar. 28, 2008
Earnings per Share
Common stock, shares outstanding	1,801,783,490	1,887,164,503	2,007,263,060	2,108,901,789

Earnings per Share (Calculation of Basic and Diluted EPS) (Details) (USD $) In Millions	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Earnings per Share
Net earnings attributable to PMI	$ 1,752	$ 1,822	$ 1,982	$ 1,703	$ 1,522	$ 1,798	$ 1,546	$ 1,476	$ 7,259	$ 6,342	$ 6,890
Less distributed and undistributed earnings attributable to share-based payment awards									33	23	15
Net earnings for basic and diluted EPS									$ 7,226	$ 6,319	$ 6,875
Weighted-average shares for basic EPS									1,839	1,943	2,068
Plus incremental shares from assumed conversions:
Stock options									3	7	8
Weighted-average shares for diluted EPS									1,842	1,950	2,076

Income Taxes (Narrative) (Details) (USD $)	3 Months Ended	12 Months Ended
	Jun. 30, 2008	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Accumulated earnings of foreign subsidiaries		$ 14,000,000,000
Open tax years for foreign and U.S jurisdictions

The U.S. federal statute of limitations remains open for the years 2004 and onward, with years 2004 to 2006 currently under examination by the IRS. Foreign and U.S. state jurisdictions have statutes of limitations generally ranging from three to five years. Years still open to examination by foreign tax authorities in major jurisdictions include Germany (2002 onward), Indonesia (2007 onward), Russia (2010 onward) and Switzerland (2009 onward). PMI is currently under examination in various foreign jurisdictions.

Unrecognized tax benefits that, if recognized, would impact effective tax rate		37,000,000
Penalties and interest (income) expense recognized		(17,000,000)	(1,000,000)	1,000,000
Equity loss from RBH legal settlement	124,000,000			124,000,000
Tax cost of restructuring				45,000,000
United States [Member]
(Favorable) unfavorable impact on effective tax rate due to a discrete tax event		(148,000,000)
(Favorable) unfavorable impact on effective tax rate due to a discrete tax event				(154,000,000)
Greece [Member]
(Favorable) unfavorable impact on effective tax rate due to a discrete tax event		21,000,000
Italy [Member]
(Favorable) unfavorable impact on effective tax rate due to a discrete tax event		6,000,000
Indonesia [Member]
(Favorable) unfavorable impact on effective tax rate due to a discrete tax event				$ (67,000,000)

Income Taxes (Schedule of Earnings Before Income Taxes and Provision for Income Taxes) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Taxes
Earnings before income taxes	$ 10,324	$ 9,243	$ 9,937
Current, United States federal	157	348	470
Deferred, United States federal	145	(202)	52
Total, United States federal	302	146	522
State and local	1	1	(23)
Total United States	303	147	499
Current, Outside United States	2,567	2,213	2,335
Deferred, Outside United States	(44)	331	(47)
Total outside United States	2,523	2,544	2,288
Total provision for income taxes	$ 2,826	$ 2,691	$ 2,787

Income Taxes (Schedule of Reconciliation of Unrecognized Tax Benefits) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Taxes
Balance at January 1,	$ 174	$ 160	$ 163
Additions based on tax positions related to the current year	18	26	35
Additions for tax positions of previous years	35	1	14
Reductions for tax positions of prior years	(125)	(15)	(33)
Reductions due to lapse of statute of limitations	(1)		(2)
Settlements	(6)	(2)	(13)
Other		4	(4)
Balance at December 31,	$ 95	$ 174	$ 160

Income Taxes (Schedule of Unrecognized Tax Benefits and Liability for Contingent Income Taxes, Interest and Penalties) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Income Taxes
Unrecognized tax benefits	$ 95	$ 174	$ 160	$ 163
Accrued interest and penalties	30	48	47
Tax credits and other indirect benefits	(58)	(33)	(34)
Liability for tax contingencies	$ 67	$ 189	$ 173

Income Taxes (Schedule of Reasons Attributable to the Differences between Effective Income Tax Rate and Federal Statutory Rate) (Details)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Taxes
U.S. federal statutory rate	35.00%	35.00%	35.00%
Foreign rate differences	(10.00%)	(8.60%)	(9.50%)
Dividend repatriation cost	3.50%	2.50%	2.50%
Reversal of tax reserves no longer required	(1.40%)
Other	0.30%	0.20%	0.10%
Effective tax rate	27.40%	29.10%	28.10%

Income Taxes (Schedule of Temporary Differences of Tax Effects to Deferred Income Tax Assets and Liabilities) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Income Taxes
Accrued postretirement and postemployment benefits	$ 214	$ 210
Accrued pension costs	118	145
Inventory	61	2
Foreign exchange		99
Other	195	192
Total deferred income tax assets	588	648
Trade names	(860)	(757)
Property, plant and equipment	(395)	(321)
Unremitted earnings	(817)	(709)
Foreign exchange	(57)
Total deferred income tax liabilities	(2,129)	(1,787)
Net deferred income tax liabilities	$ (1,541)	$ (1,139)

Segment Reporting (Narrative) (Details) (USD $) In Millions	3 Months Ended	12 Months Ended						12 Months Ended	3 Months Ended
	Jun. 30, 2008	Dec. 31, 2008	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Latin America & Canada [Member]	Dec. 31, 2009 Latin America & Canada [Member]	Dec. 31, 2008 Latin America & Canada [Member]	Dec. 31, 2009 Latin America & Canada [Member] Investment and Cooperation Agreement in Colombia [Member]	Sep. 30, 2008 Latin America & Canada [Member] Previous Distribution Agreement in Canada [Member]	Dec. 31, 2010 Switzerland [Member]	Dec. 31, 2009 Switzerland [Member]	Dec. 31, 2008 Switzerland [Member]
Long-lived assets		$ 6,548	$ 7,007	$ 6,777	$ 663	$ 549	$ 466			$ 1,000	$ 976	$ 929
Pre-tax charge								135	61
Equity loss from RBH legal settlement	$ 124	$ 124

Segment Reporting (Net Revenues by Segment) (Details) (USD $) In Millions	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Net revenues	$ 17,807	$ 16,936	$ 17,383	$ 15,587	$ 17,008	$ 16,573	$ 15,213	$ 13,286	$ 67,713	[1]	$ 62,080	[1]	$ 63,640	[1]
Customer Concentration Risk [Member] | Germany [Member]
Net revenues									7,500		7,900		8,600
European Union [Member]
Net revenues									28,050		28,550		30,265
Eastern Europe, Middle East & Africa [Member]
Net revenues									15,928		13,865		14,817
Asia [Member]
Net revenues									15,235		12,413		12,222
Latin America & Canada [Member]
Net revenues									$ 8,500		$ 7,252		$ 6,336

[1]	Total net revenues attributable to customers located in Germany, PMI's largest market in terms of net revenues, were $7.5 billion, $7.9 billion and $8.6 billion for the years ended December 31, 2010, 2009 and 2008, respectively.

Segment Reporting (Earnings Before Income Taxes by Segment) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Amortization of intangibles	$ (88)	$ (74)	$ (44)
General corporate expenses	(177)	(157)	(142)
Operating income	11,200	10,040	10,248
Interest expense, net	(876)	(797)	(311)
Earnings before income taxes	10,324	9,243	9,937
European Union [Member]
Operating companies income	4,311	4,506	4,738
Eastern Europe, Middle East & Africa [Member]
Operating companies income	3,152	2,663	3,119
Asia [Member]
Operating companies income	3,049	2,436	2,057
Latin America & Canada [Member]
Operating companies income	$ 953	$ 666	$ 520

Segment Reporting (Other Expenses by Segment) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Depreciation expense	$ 844	$ 779	$ 798
Capital expenditures	713	715	1,099
Long-lived assets	7,007	6,777	6,548
European Union [Member]
Depreciation expense	212	211	259
Capital expenditures	329	393	558
Long-lived assets	3,226	3,319	3,180
Eastern Europe, Middle East & Africa [Member]
Depreciation expense	215	206	228
Capital expenditures	102	130	172
Long-lived assets	1,158	1,260	1,307
Asia [Member]
Depreciation expense	332	286	244
Capital expenditures	161	116	173
Long-lived assets	1,765	1,452	1,458
Latin America & Canada [Member]
Depreciation expense	75	64	62
Capital expenditures	120	72	65
Long-lived assets	663	549	466
Total Reportable Segments [Member]
Depreciation expense	834	767	793
Capital expenditures	712	711	968
Long-lived assets	6,812	6,580	6,411
Other [Member]
Depreciation expense	10	12	5
Capital expenditures	1	4	131
Long-lived assets	$ 195	$ 197	$ 137

Benefit Plans (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net charge to shareholder's equity, change in measurement date			$ 9
Net pension liability	379	440
Estimated net loss to be amortized	61
Estimated prior service cost to be amortized	9
Amounts charged to expense for defined contribution plans	53	42	36
Percentage of plan assets, equity	60.00%
Percentage of plan assets, debt	40.00%
Estimated contribution to pension plans	153
Accrued postretirement health care costs - current	9	9
Estimated net loss to be amortized into net postemployment costs	39
Annual weighted-average turnover rate	2.30%	2.10%
Percentage increase in assumed compensation cost	3.00%	4.50%
Assets related to postemployment cost	24	19
U.S. Plans - Pension [Member]
Net pension liability	70	91
Accumulated benefit obligation	294	255
Accumulated benefit obligations in excess of plan assets, projected obligation	79	74
Accumulated benefit obligations in excess of plan assets, accumulated benefit obligation	70	61
Weighted-average discount rate	5.40%	5.90%
Non-U.S. Plans - Pension [Member]
Net pension liability	309	349
Accumulated benefit obligation	4,439	4,010
Accumulated benefit obligations in excess of plan assets, projected obligation	310	282
Accumulated benefit obligations in excess of plan assets, accumulated benefit obligation	245	210
Accumulated benefit obligations in excess of plan assets, fair value of plan assets	$ 41	$ 43
Weighted-average discount rate	4.00%	4.33%
Postemployment Benefit Plans [Member]
Weighted-average discount rate	7.30%	8.60%

Benefit Plans (Amounts Recorded In Accumulated Other Comprehensive Earnings (Losses)) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net losses	$ (1,939)	$ (1,664)	$ (1,714)
Prior service cost	(58)	(68)	(24)
Net transition obligation	(9)	(9)	(9)
Deferred income taxes	356	333	303
Amounts to be amortized	(1,650)	(1,408)	(1,444)
Pension [Member]
Net losses	(1,425)	(1,174)	(1,385)
Prior service cost	(62)	(72)	(30)
Net transition obligation	(9)	(9)	(9)
Deferred income taxes	199	184	190
Amounts to be amortized	(1,297)	(1,071)	(1,234)
Postretirement [Member]
Net losses	(46)	(27)	(23)
Prior service cost	4	4	6
Deferred income taxes	15	9	7
Amounts to be amortized	(27)	(14)	(10)
Postemployment Benefit Plans [Member]
Net losses	(468)	(463)	(306)
Deferred income taxes	142	140	106
Amounts to be amortized	$ (326)	$ (323)	$ (200)

Benefit Plans (Movements in Other Comprehensive Earnings (Losses)) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Amortization:
Net losses	$ 84	$ 62
Prior service cost	10	6
Other income/expense:
Net (gains) losses	(1)	4
Prior service cost	3	(2)
Deferred income taxes	(20)	(16)
Amounts transferred to earnings as components of net periodic benefit cost	76	54
Other movements during the year:
Net (losses) gains	(358)	(16)
Prior service cost	(3)	(48)
Deferred income taxes	43	46
Other movements during the year	(318)	(18)
Total movements in other comprehensive earnings (losses)	(242)	36	(1,344)
Pension [Member]
Amortization:
Net losses	44	38
Prior service cost	10	6
Other income/expense:
Net (gains) losses	(1)	4
Prior service cost	3	(2)
Deferred income taxes	(8)	(9)
Amounts transferred to earnings as components of net periodic benefit cost	48	37
Other movements during the year:
Net (losses) gains	(294)	169
Prior service cost	(3)	(46)
Deferred income taxes	23	3
Other movements during the year	(274)	126
Total movements in other comprehensive earnings (losses)	(226)	163
Postretirement [Member]
Amortization:
Net losses	1	1
Other income/expense:
Amounts transferred to earnings as components of net periodic benefit cost	1	1
Other movements during the year:
Net (losses) gains	(20)	(5)
Prior service cost		(2)
Deferred income taxes	6	2
Other movements during the year	(14)	(5)
Total movements in other comprehensive earnings (losses)	(13)	(4)
Postemployment Benefit Plans [Member]
Amortization:
Net losses	39	23
Other income/expense:
Deferred income taxes	(12)	(7)
Amounts transferred to earnings as components of net periodic benefit cost	27	16
Other movements during the year:
Net (losses) gains	(44)	(180)
Deferred income taxes	14	41
Other movements during the year	(30)	(139)
Total movements in other comprehensive earnings (losses)	$ (3)	$ (123)

Benefit Plans (Obligations and Funded Status) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Pension [Member]	Dec. 31, 2009 Pension [Member]	Dec. 31, 2010 Defined Benefit Plan, Benefit Obligation [Member] U.S. Plans - Pension [Member]	Dec. 31, 2009 Defined Benefit Plan, Benefit Obligation [Member] U.S. Plans - Pension [Member]	Dec. 31, 2010 Defined Benefit Plan, Plan Assets [Member] U.S. Plans - Pension [Member]	Dec. 31, 2009 Defined Benefit Plan, Plan Assets [Member] U.S. Plans - Pension [Member]	Dec. 31, 2010 U.S. Plans - Pension [Member]	Dec. 31, 2009 U.S. Plans - Pension [Member]	Dec. 31, 2010 Defined Benefit Plan, Benefit Obligation [Member] Non-U.S. Plans - Pension [Member]	Dec. 31, 2009 Defined Benefit Plan, Benefit Obligation [Member] Non-U.S. Plans - Pension [Member]	Dec. 31, 2010 Defined Benefit Plan, Plan Assets [Member] Non-U.S. Plans - Pension [Member]	Dec. 31, 2009 Defined Benefit Plan, Plan Assets [Member] Non-U.S. Plans - Pension [Member]	Dec. 31, 2010 Non-U.S. Plans - Pension [Member]	Dec. 31, 2009 Non-U.S. Plans - Pension [Member]
Benefit obligation at January 1					$ 288	$ 282					$ 4,589	$ 3,979
Service cost					6	6					160	135
Interest cost					18	17					189	176
Benefits paid					(21)	(20)	(21)	(20)			(141)	(143)	(141)	(143)
Termination, settlement and curtailment						6					(27)	(9)	(19)	(8)
Assumption changes					12	3					16	190
Actuarial (gains) losses					18	(6)					(2)	79
Currency											116	103
Other											32	79
Benefit obligation at December 31					321	288					4,932	4,589
Fair value of plan assets at January 1	4,874	4,437	4,874	4,437			197	163					4,240	3,053
Actual return on plan assets							24	28					27	674
Employer contributions							51	26					382	532
Employee contributions													37	33
Currency													97	99
Fair value of plan assets at December 31	4,874	4,437	4,874	4,437			251	197					4,623	4,240
Net pension liability recognized at December 31	$ (379)	$ (440)							$ (70)	$ (91)					$ (309)	$ (349)

Benefit Plans (Pension Liabilities Recognized in Consolidated Balance Sheet) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Net pension liability	$ (379)	$ (440)
Other Assets, Defined Benefit Plan [Member]
Net pension liability	223	153
Accrued Liabilities - Employment Costs [Member]
Net pension liability	(28)	(19)
Long-Term Employment Costs [Member]
Net pension liability	$ (574)	$ (574)

Benefit Plans (Weighted-Average Assumptions to Determine Benefit Obligations) (Details)	Dec. 31, 2010	Dec. 31, 2009
U.S. Plans - Pension [Member]
Discount rate	5.40%	5.90%
Rate of compensation increase	3.50%	4.50%
Non-U.S. Plans - Pension [Member]
Discount rate	4.00%	4.33%
Rate of compensation increase	2.90%	3.21%

Benefit Plans (Components of Net Periodic Benefit Cost) (Details) (Pension [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
U.S. Plans - Pension [Member]
Service cost	$ 6	$ 6	$ 10
Interest cost	18	17	16
Expected return on plan assets	(16)	(15)	(14)
Amortization:
Net loss	5	3	2
Prior service cost	1	1	1
Termination, settlement and curtailment	1	9	2
Net periodic pension cost	15	21	17
Non-U.S. Plans - Pension [Member]
Service cost	160	135	136
Interest cost	189	176	169
Expected return on plan assets	(283)	(234)	(260)
Amortization:
Net loss	39	35	5
Prior service cost	9	5	5
Termination, settlement and curtailment	(6)	(2)	44
Net periodic pension cost	$ 108	$ 115	$ 99

Benefit Plans (Net Pension Cost Weighted-Average Assumptions) (Details)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
U.S. Plans - Pension [Member]
Discount rate	5.90%	6.10%	6.28%
Expected rate of return on plan assets	7.20%	7.20%	7.40%
Rate of compensation increase	4.50%	4.50%	4.50%
Non-U.S. Plans - Pension [Member]
Discount rate	4.33%	4.68%	4.66%
Expected rate of return on plan assets	6.69%	6.89%	7.01%
Rate of compensation increase	3.21%	3.34%	3.26%

Benefit Plans (Fair Value of Pension Plan Assets) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Cash and Cash Equivalents [Member] Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1) [Member] Pension [Member]	Dec. 31, 2009 Cash and Cash Equivalents [Member] Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1) [Member] Pension [Member]	Dec. 31, 2010 Cash and Cash Equivalents [Member] Pension [Member]	Dec. 31, 2009 Cash and Cash Equivalents [Member] Pension [Member]	Dec. 31, 2010 Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1) [Member] Pension [Member]	Dec. 31, 2009 Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1) [Member] Pension [Member]	Dec. 31, 2010 Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1) [Member] Pension [Member] U.S. securities [Member]	Dec. 31, 2009 Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1) [Member] Pension [Member] U.S. securities [Member]	Dec. 31, 2010 Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1) [Member] Pension [Member] International securities [Member]	Dec. 31, 2009 Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1) [Member] Pension [Member] International securities [Member]	Dec. 31, 2010 Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1) [Member] Pension [Member] Investment Funds [Member]		Dec. 31, 2009 Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1) [Member] Pension [Member] Investment Funds [Member]		Dec. 31, 2010 Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1) [Member] Pension [Member] International government bonds [Member]	Dec. 31, 2009 Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1) [Member] Pension [Member] International government bonds [Member]	Dec. 31, 2010 Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1) [Member] Pension [Member] Corporate Bonds [Member]	Dec. 31, 2009 Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1) [Member] Pension [Member] Corporate Bonds [Member]	Dec. 31, 2010 Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1) [Member] Pension [Member] Other Debt [Member]	Dec. 31, 2009 Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1) [Member] Pension [Member] Other Debt [Member]	Dec. 31, 2010 Significant Other Observable Inputs (Level 2) [Member] Pension [Member]	Dec. 31, 2009 Significant Other Observable Inputs (Level 2) [Member] Pension [Member]	Dec. 31, 2010 Significant Other Observable Inputs (Level 2) [Member] Pension [Member] Investment Funds [Member]		Dec. 31, 2009 Significant Other Observable Inputs (Level 2) [Member] Pension [Member] Investment Funds [Member]		Dec. 31, 2010 Pension [Member]	Dec. 31, 2009 Pension [Member]	Dec. 31, 2010 Pension [Member] U.S. securities [Member]	Dec. 31, 2009 Pension [Member] U.S. securities [Member]	Dec. 31, 2010 Pension [Member] International securities [Member]	Dec. 31, 2009 Pension [Member] International securities [Member]	Dec. 31, 2010 Pension [Member] Investment Funds [Member]		Dec. 31, 2009 Pension [Member] Investment Funds [Member]		Dec. 31, 2010 Pension [Member] International government bonds [Member]	Dec. 31, 2009 Pension [Member] International government bonds [Member]	Dec. 31, 2010 Pension [Member] Corporate Bonds [Member]	Dec. 31, 2009 Pension [Member] Corporate Bonds [Member]	Dec. 31, 2010 Pension [Member] Other Debt [Member]	Dec. 31, 2009 Pension [Member] Other Debt [Member]	Dec. 31, 2010 Pension [Member] Real Estate and Other Money Markets [Member]	Dec. 31, 2009 Pension [Member] Real Estate and Other Money Markets [Member]	Dec. 31, 2010 Pension [Member] U.S and International Government Bonds [Member]	Dec. 31, 2009 Pension [Member] U.S and International Government Bonds [Member]	Dec. 31, 2010 Pension [Member] U.S and International Equities [Member]	Dec. 31, 2009 Pension [Member] U.S and International Equities [Member]
Fair Value of Plan Assets	$ 4,874	$ 4,437	$ 155	$ 93	$ 155	$ 93	$ 2,433	$ 2,912	$ 104	$ 99	$ 959	$ 913	$ 799	[1]	$ 779	[2]	$ 345	$ 949	$ 39	$ 54	$ 32	$ 25	$ 2,441	$ 1,525	$ 2,441	[1]	$ 1,525	[2]	$ 4,874	$ 4,437	$ 104	$ 99	$ 959	$ 913	$ 3,240	[1]	$ 2,304	[2]	$ 345	$ 949	$ 39	$ 54	$ 32	$ 25
Percentage of investment in securities																																									5.00%	7.00%			4.00%	5.00%	36.00%	16.00%	55.00%	72.00%

[1]	Investment funds whose objective seeks to replicate the returns and characteristics of specified market indices (primarily MSCI - Europe, Switzerland, North America, Asia Pacific, Japan, Russell 3000, S&P 500 for equities; and Citigroup EMU, Citigroup Switzerland and Barclays U.S. for bonds), primarily consist of mutual funds, common trust funds and commingled funds. Of these funds, 55% are invested in U.S. and international equities; 36% are invested in U.S. and international government bonds; 5% are invested in corporate bonds; and 4% are invested in real estate and other money markets.
[2]	Investment funds whose objective seeks to replicate the returns and characteristics of specified market indices (primarily MSCI - Europe, Switzerland, North America, Asia Pacific, Japan, Russell 3000, S&P 500 for equities; and Citigroup EMU, Citigroup Switzerland and Barclays U.S. for bonds), primarily consist of mutual funds, common trust funds and commingled funds. Of these funds, 72% are invested in U.S. and international equities; 16% are invested in U.S. and international government bonds; 7% are invested in corporate bonds; and 5% are invested in real estate and other money markets.

Benefit Plans (Estimated Future Benefit Payments From Pension Plans) (Details) (USD $) In Millions	Dec. 31, 2010
U.S. Plans - Pension [Member]
2011	$ 19
2012	15
2013	14
2014	48
2015	17
2016 - 2020	97
Non-U.S. Plans - Pension [Member]
2011	202
2012	200
2013	206
2014	215
2015	227
2016 - 2020	$ 1,319

Benefit Plans (Net Postretirement Health Care Costs Recognized) (Details) (Post Retirement Health Care Plans [Member], Postretirement [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
U.S. Plans - Postretirement [Member]
Service cost	$ 2	$ 2	$ 2
Interest cost	5	5	5
Amortization:
Net losses	1	1	1
Prior service cost			(1)
Other
Net postretirement health care costs	8	8	7
Non-U.S. Plans - Postretirement [Member]
Service cost	2	2	1
Interest cost	5	4	2
Amortization:
Net losses
Prior service cost
Other			(1)
Net postretirement health care costs	$ 7	$ 6	$ 2

Benefit Plans (Weighted Average Assumptions Used To Determine Postretirement Costs) (Details) (Postretirement [Member])	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
U.S. Plans - Postretirement [Member]
Discount rate	5.90%	6.10%	6.28%
Health care cost trend rate	7.50%	8.00%	8.00%
Non-U.S. Plans - Postretirement [Member]
Discount rate	5.99%	5.82%	5.57%
Health care cost trend rate	7.14%	7.09%	6.97%

Benefit Plans (Changes in Accumulated Benefit Obligation of Postretirement Benefit Plans) (Details) (Post Retirement Health Care Plans [Member], Postretirement [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
U.S. Plans - Postretirement [Member]
Benefit obligation at January 1	$ 92	$ 90
Service cost	2	2	2
Interest cost	5	5	5
Benefits paid	(4)	(3)
Assumption changes	4	2
Actuarial (gains) losses	(1)	(4)
Benefit obligation at December 31	98	92	90
Non-U.S. Plans - Postretirement [Member]
Benefit obligation at January 1	83	68
Service cost	2	2	1
Interest cost	5	4	2
Benefits paid	(5)	(4)
Assumption changes	13	7
Actuarial (gains) losses	3	1
Currency	(2)	5
Benefit obligation at December 31	$ 99	$ 83	$ 68

Benefit Plans (Weighted Average Assumptions Used to Determine Postretirement Benefit Obligations) (Details) (Postretirement Benefit Obligations [Member])	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
U.S. Plans - Postretirement [Member]
Discount rate	5.40%	5.90%
Health care cost trend rate assumed for next year	8.00%	7.50%
Ultimate trend rate	5.00%	5.00%
Year that rate reaches the ultimate trend rate	2017	2015
Non-U.S. Plans - Postretirement [Member]
Discount rate	5.14%	5.99%
Health care cost trend rate assumed for next year	6.29%	7.14%
Ultimate trend rate	4.73%	4.86%
Year that rate reaches the ultimate trend rate	2029	2029

Benefit Plans (Effect of Change in One-Percentage-Points to Trend Rates) (Details) (Post Retirement Health Care Plans [Member], Postretirement Benefit Obligations [Member])	12 Months Ended
Dec. 31, 2010
Effect on total service and interest cost, One-Percentage-Point Increase	18.10%
Effect on postretirement benefit obligation, One-Percentage-Point Increase	14.80%
Effect on total service and interest cost, One-Percentage-Point Decrease	(14.20%)
Effect on postretirement benefit obligation, One-Percentage-Point Decrease	(12.00%)

Benefit Plans (Estimated Future Benefit Payments For Postretirement Health Plans) (Details) (USD $) In Millions	Dec. 31, 2010
U.S. Plans - Postretirement [Member]
2011	$ 4
2012	5
2013	5
2014	5
2015	5
2016 - 2020	29
Non-U.S. Plans - Postretirement [Member]
2011	5
2012	5
2013	5
2014	5
2015	5
2016 - 2020	$ 27

Benefit Plans (Net Postemployment Costs) (Details) (Postemployment Benefit Plans [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Service cost	$ 26	$ 16	$ 7
Interest cost	24	22	9
Amortization of net loss	39	23	7
Other expense	54	57	151
Net postemployment cost	$ 143	$ 118	$ 174

Benefit Plans (Change in Benefit Obligations of Postemployment Benefit Plans) (Details) (Postemployment Benefit Plans [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Benefit obligation at January 1	$ 630	$ 539
Service cost	26	16	7
Interest cost	24	22	9
Benefits paid	(203)	(185)
Actuarial losses	44	180
Other	53	58
Benefit obligation at December 31	$ 574	$ 630	$ 539

Additional Information (Schedule of Additional Information) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Additional Information
Research and development expense	$ 391	$ 335	$ 334
Advertising expense	402	387	436
Interest expense	974	905	528
Interest income	(98)	(108)	(217)
Interest expense, net	876	797	311
Rent expense	$ 278	$ 258	$ 226

Additional Information (Minimum Rental Commitments Under Non-Cancelable Operating Leases) (Details) (USD $) In Millions	Dec. 31, 2010
Additional Information
2011	$ 174
2012	113
2013	82
2014	59
2015	39
Thereafter	255
Total	$ 722

Financial Instruments (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Hedge, forecasted transactions, periods	twelve months
Fair value hedges	$ 0
Gains (losses) on fair value hedges recorded in earnings		42,000,000	49,000,000
Gains/(losses) on net investment hedges, net of taxes	315,000,000	(71,000,000)	124,000,000
Gains/(losses) from foreign currency contracts not designated as Hedging Instruments	(97,000,000)	248,000,000
Derivative losses reclassified from AOCI to Consolidated Statement of Earnings within the next twelve months	(18,000,000)
Foreign Exchange Contracts [Member]
Foreign exchange contracts, notional amount	10,900,000,000	13,900,000,000
Foreign exchange contracts, cash flow hedges, notional amount	2,400,000,000	3,200,000,000
Foreign exchange contracts, net investment hedges, notional amount	200,000,000	1,300,000,000
Foreign exchange contracts, other derivatives	$ 8,300,000,000	$ 9,400,000,000

Financial Instruments (Fair Value of Foreign Exchange Contracts) (Details) (Foreign Exchange Contracts [Member], USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Asset Derivatives, Fair Value
Total Derivatives	$ 60	$ 211
Liability Derivatives, Fair Value
Total Derivatives	103	134
Other Current Assets [Member]
Asset Derivatives, Fair Value
Foreign exchange contracts designated as hedging instruments	16	140
Foreign exchange contracts not designated as hedging instruments	44	71
Other Accrued Liabilities [Member]
Liability Derivatives, Fair Value
Foreign exchange contracts designated as hedging instruments	26	27
Foreign exchange contracts not designated as hedging instruments	$ 77	$ 107

Financial Instruments (Hedging Activities Effect on Condensed Consolidated Statements of Earnings and Other Comprehensive Earnings) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Losses transferred to earnings	$ 33	$ 26	$ 89
Recognized	(50)	61	(147)
Cash Flow Hedges [Member]
Losses transferred to earnings	36	27
Recognized	(56)	68
Other comprehensive earnings net impact	(20)	95
Cumulative translation adjustment	(2)
Cash Flow Hedges [Member] | Net Revenues [Member]
Amount of gain (loss) recognized in earnings	24	65
Cash Flow Hedges [Member] | Cost of Sales [Member]
Amount of gain (loss) recognized in earnings	(14)	(11)
Cash Flow Hedges [Member] | Marketing, Administration and Research Costs [Member]
Amount of gain (loss) recognized in earnings	3	13
Cash Flow Hedges [Member] | Operating Income [Member]
Amount of gain (loss) recognized in earnings	13	67
Cash Flow Hedges [Member] | Interest Expense, net [Member]
Amount of gain (loss) recognized in earnings	(49)	(94)
Cash Flow Hedges [Member] | Earnings Before Income Taxes [Member]
Amount of gain (loss) recognized in earnings	(36)	(27)
Cash Flow Hedges [Member] | Provision for Income Taxes [Member]
Amount of gain (loss) recognized in earnings	3	1
Cash Flow Hedges [Member] | Net Earnings Attributable to PMI [Member]
Amount of gain (loss) recognized in earnings	(33)	(26)
Fair Value Hedges [Member] | Net Revenues [Member]
Amount of gain (loss) recognized in earnings
Fair Value Hedges [Member] | Operating Income [Member]
Amount of gain (loss) recognized in earnings
Fair Value Hedges [Member] | Interest Expense, net [Member]
Amount of gain (loss) recognized in earnings		37
Fair Value Hedges [Member] | Earnings Before Income Taxes [Member]
Amount of gain (loss) recognized in earnings		37
Fair Value Hedges [Member] | Provision for Income Taxes [Member]
Amount of gain (loss) recognized in earnings		(3)
Fair Value Hedges [Member] | Net Earnings Attributable to PMI [Member]
Amount of gain (loss) recognized in earnings		34
Net Investment Hedges [Member]
Cumulative translation adjustment	24	(57)
Other Derivatives [Member] | Net Revenues [Member]
Amount of gain (loss) recognized in earnings
Other Derivatives [Member] | Marketing, Administration and Research Costs [Member]
Amount of gain (loss) recognized in earnings	(3)	(1)
Other Derivatives [Member] | Operating Income [Member]
Amount of gain (loss) recognized in earnings	(3)	(1)
Other Derivatives [Member] | Interest Expense, net [Member]
Amount of gain (loss) recognized in earnings	10	(5)
Other Derivatives [Member] | Earnings Before Income Taxes [Member]
Amount of gain (loss) recognized in earnings	7	(6)
Other Derivatives [Member] | Provision for Income Taxes [Member]
Amount of gain (loss) recognized in earnings	(1)	3
Other Derivatives [Member] | Net Earnings Attributable to PMI [Member]
Amount of gain (loss) recognized in earnings	6	(3)
Income Taxes [Member]
Losses transferred to earnings	(3)	(1)
Recognized	6	(7)
Other comprehensive earnings net impact	3	(8)
Cumulative translation adjustment	(10)	14
Net Revenues [Member]
Amount of gain (loss) recognized in earnings	24	65
Cost of Sales [Member]
Amount of gain (loss) recognized in earnings	(14)	(11)
Marketing, Administration and Research Costs [Member]
Amount of gain (loss) recognized in earnings		12
Operating Income [Member]
Amount of gain (loss) recognized in earnings	10	66
Interest Expense, net [Member]
Amount of gain (loss) recognized in earnings	(39)	(62)
Earnings Before Income Taxes [Member]
Amount of gain (loss) recognized in earnings	(29)	4
Provision for Income Taxes [Member]
Amount of gain (loss) recognized in earnings	2	1
Net Earnings Attributable to PMI [Member]
Amount of gain (loss) recognized in earnings	(27)	5
Total Derivatives Activity [Member] | Net of Tax [Member]
Losses transferred to earnings	33	26
Recognized	(50)	61
Other comprehensive earnings net impact	(17)	87
Cumulative translation adjustment	$ 12	$ (43)

Financial Instruments (Pre-Tax Effect of Foreign Exchange Contracts Designated as Cash Flow Hedging Instruments) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Amount of Gain (Loss) Recognized in Other Comprehensive Earnings on Derivative	$ (50)	$ 61	$ (147)
Cash Flow Hedges [Member]
Amount of Gain (Loss) Recognized in Other Comprehensive Earnings on Derivative	(56)	68
Cash Flow Hedges [Member] | Net Revenues [Member]
Amount of Gain (Loss) Reclassified from Other Comprehensive Earnings into Earnings	24	65
Cash Flow Hedges [Member] | Cost of Sales [Member]
Amount of Gain (Loss) Reclassified from Other Comprehensive Earnings into Earnings	(14)	(11)
Cash Flow Hedges [Member] | Marketing, Administration and Research Costs [Member]
Amount of Gain (Loss) Reclassified from Other Comprehensive Earnings into Earnings	3	13
Cash Flow Hedges [Member] | Interest Expense, net [Member]
Amount of Gain (Loss) Reclassified from Other Comprehensive Earnings into Earnings	(49)	(94)
Cash Flow Hedges [Member] | Earnings Before Income Taxes [Member]
Amount of Gain (Loss) Reclassified from Other Comprehensive Earnings into Earnings	(36)	(27)
Net Revenues [Member]
Amount of Gain (Loss) Reclassified from Other Comprehensive Earnings into Earnings	24	65
Cost of Sales [Member]
Amount of Gain (Loss) Reclassified from Other Comprehensive Earnings into Earnings	(14)	(11)
Marketing, Administration and Research Costs [Member]
Amount of Gain (Loss) Reclassified from Other Comprehensive Earnings into Earnings		12
Interest Expense, net [Member]
Amount of Gain (Loss) Reclassified from Other Comprehensive Earnings into Earnings	(39)	(62)
Earnings Before Income Taxes [Member]
Amount of Gain (Loss) Reclassified from Other Comprehensive Earnings into Earnings	$ (29)	$ 4

Financial Instruments (Pre-Tax Effect of Foreign Exchange Contracts Designated as Fair Value Hedging Instruments) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Fair Value Hedge [Member]
Amount of Gain(Loss) Recognized in Earnings on Derivative		$ 42
Amount of Gain (Loss) Recognized in Earnings Attributable to the Risk Being Hedged		(5)
Fair Value Hedge [Member] | Marketing, Administration and Research Costs [Member]
Amount of Gain(Loss) Recognized in Earnings on Derivative		5
Amount of Gain (Loss) Recognized in Earnings Attributable to the Risk Being Hedged		(5)
Fair Value Hedge [Member] | Interest Expense, net [Member]
Amount of Gain(Loss) Recognized in Earnings on Derivative		37
Marketing, Administration and Research Costs [Member]
Amount of Gain(Loss) Recognized in Earnings on Derivative		12
Interest Expense, net [Member]
Amount of Gain(Loss) Recognized in Earnings on Derivative	$ (39)	$ (62)

Financial Instruments (Pre-Tax Effect of Foreign Exchange Contracts Designated as Net Investment Hedging Instruments) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Amount of Gain (Loss) Reclassified from Other Comprehensive Earnings into Earnings	$ 33	$ 26	$ 89
Foreign Exchange Contracts [Member] | Net Investment Hedges [Member]
Amount of Gain (Loss) Recognized in Other Comprehensive Earnings on Derivative	24	(57)
Foreign Exchange Contracts [Member] | Net Investment Hedges [Member] | Interest Expense, net [Member]
Amount of Gain (Loss) Reclassified from Other Comprehensive Earnings into Earnings

Financial Instruments (Pre-Tax Effect of Foreign Exchange Contracts Designated as Other Derivatives) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Other Derivatives [Member] | Marketing, Administration and Research Costs [Member]
Amount of gain (loss) recognized in earnings	$ (3)	$ (1)
Other Derivatives [Member] | Interest Expense, net [Member]
Amount of gain (loss) recognized in earnings	10	(5)
Other Derivatives [Member] | Earnings Before Income Taxes [Member]
Amount of gain (loss) recognized in earnings	7	(6)
Marketing, Administration and Research Costs [Member]
Amount of gain (loss) recognized in earnings		12
Interest Expense, net [Member]
Amount of gain (loss) recognized in earnings	(39)	(62)
Earnings Before Income Taxes [Member]
Amount of gain (loss) recognized in earnings	$ (29)	$ 4

Financial Instruments (Hedging Activity Affected Accumulated Other Comprehensive Earnings (Losses), Net of Income Taxes) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Financial Instruments
Gain (loss) at beginning of period	$ 19	$ (68)	$ (10)
Derivative losses (gains) transferred to earnings	33	26	89
Change in fair value	(50)	61	(147)
Gain (loss) at end of period	$ 2	$ 19	$ (68)

Fair Value Measurements (Narrative) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Fair Value Measurements
Debt excluding short-term borrowings and capital lease obligations, carrying value	$ 14,618	$ 13,546
Capital lease obligations, carrying value	$ 137	$ 208

Fair Value Measurements (Aggregate Fair Value of Securities Available for Sale, Derivative Financial Instruments, Pension Plan Assets and Long-Term Notes) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Assets:
Warrants		$ 12
Foreign exchange contracts	60	211
Pension plan assets	4,874	4,437
Total assets	4,934	4,660
Liabilities:
Long-term notes	16,057	14,662
Foreign exchange contracts	103	134
Total liabilities	16,160	14,796
Quoted Prices in Active Markets for Identical Assets/Liabilities (Level 1) [Member]
Assets:
Warrants
Foreign exchange contracts
Pension plan assets	2,433	2,912
Total assets	2,433	2,912
Liabilities:
Long-term notes	15,578	14,662
Total liabilities	15,578	14,662
Significant Other Observable Inputs (Level 2) [Member]
Assets:
Warrants		12
Foreign exchange contracts	60	211
Pension plan assets	2,441	1,525
Total assets	2,501	1,748
Liabilities:
Long-term notes	479
Foreign exchange contracts	103	134
Total liabilities	582	134
Significant Unobservable Inputs (Level 3) [Member]
Assets:
Warrants
Foreign exchange contracts
Pension plan assets
Total assets
Liabilities:
Long-term notes
Foreign exchange contracts
Total liabilities

Accumulated Other Comprehensive Earnings (Losses) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Accumulated Other Comprehensive Earnings (Losses)
Currency translation adjustments	$ 507	$ 561	$ (768)
Pension and other benefits	(1,650)	(1,408)	(1,444)
Derivatives accounted for as hedges	2	19	(68)	(10)
Equity securities	1	11	(1)
Total accumulated other comprehensive earnings (losses)	$ (1,140)	$ (817)	$ (2,281)

Colombian Investment and Cooperation Agreement (Narrative) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended
	Jun. 30, 2009	Dec. 31, 2010	Dec. 31, 2009	Jun. 19, 2009
Investment and Cooperation Agreement funding, Colombian Governments				$ 200
Investment and Cooperation Agreement funding period, Colombian Governments (in years)				20
Investment and Cooperation Agreement termination date				2028
Investment and Cooperation Agreement, pre-tax Charge	135
Discounted Liabilities Associated with the Columbian Investment and Corporation Agreement		$ 82	$ 93

RBH Legal Settlement (Narrative) (Details) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Jun. 30, 2008 USD ( $)	Dec. 31, 2008 USD ( $)	Dec. 31, 2010 RBH Legal Settlement [Member] USD ( $)	Dec. 31, 2009 RBH Legal Settlement [Member] USD ( $)	Jul. 31, 2008 RBH Legal Settlement [Member] USD ( $)	Jul. 31, 2008 RBH Legal Settlement [Member] CAD ( $)	Jun. 30, 2008 RBH Legal Settlement [Member]	Jul. 31, 2008 Rothmans [Member]	Jul. 31, 2008 Principal Owner [Member]
Legal settlement incurred					$ 540	$ 550
Payment termination date			2019
Ownership percentage							40.00%	60.00%	40.00%
Equity loss from RBH legal settlement	124	124
Discounted accrued settlement charges			$ 237	$ 243

E.C. Agreement (Narrative) (Details) (Agreement with European Commission [Member], USD $)	1 Months Ended			12 Months Ended
	Jul. 31, 2007	Jul. 31, 2006	Jul. 31, 2005	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2004
Number of payments							13
Tenure of payment							12 years
Initial payment							$ 250,000,000
Additional payments on the first anniversary of the agreement			150,000,000
Additional payments on the second anniversary of the agreement		100,000,000
Additional payments thereafter	75,000,000
Additional payment term years	10
Maximum qualifying product seizures size (in units)							90,000,000
Excise taxes VAT customs duties multiplier, up to maximum product seizures							1
Excise taxes VAT customs duties multiplier, above maximum product seizures							5
Total charges related to E.C. Agreement				$ 91,000,000	$ 84,000,000	$ 80,000,000

Contingencies (Narrative) (Details) In Thousands, unless otherwise specified	Dec. 31, 2010 USD ( $)	Dec. 31, 2010 Cases Decided in Favor of Company [Member]	Dec. 31, 2010 Case Decided in Favor of Plaintiff [Member]	Dec. 31, 2010 Case Decided in Favor of Plaintiff [Member] Final Resolution in Favor of Company [Member]	Dec. 31, 2010 Case Decided in Favor of Plaintiff [Member] Cases Annulled and Returned to Trial Court [Member]	Dec. 31, 2010 Case Decided in Favor of Plaintiff [Member] Cases Remaining on Appeal [Member]	Dec. 31, 2010 Cases with Verdicts and Post Trial Developments [Member]	Dec. 31, 2010 Cases with Verdicts and Post Trial Developments [Member] Smoking and Health Class Actions [Member] Brazil [Member] The Smoker Health Defense Association (ADESF) [Member]	Dec. 31, 2010 Other Litigation [Member] Antitrust [Member] United States [Member]	Dec. 31, 2010 Other Litigation [Member] Breach of Contract [Member] Canada [Member]	Dec. 31, 2010 Other Litigation [Member] Tax [Member] Brazil [Member]	Dec. 31, 2010 Other Litigation [Member] Tax [Member] Brazil [Member] Cases Under Administrative Review [Member]	Dec. 31, 2010 Other Litigation [Member] Tax [Member] Brazil [Member] Cases Under Judicial Review [Member]	Dec. 31, 2010 Individual Lights Cases - Small Claims Court [Member]	Dec. 31, 2009 Individual Lights Cases - Small Claims Court [Member]	Dec. 31, 2008 Individual Lights Cases - Small Claims Court [Member]	Dec. 31, 2010 Individual Lights Cases - Small Claims Court [Member] Italy [Member]	Dec. 31, 2010 Individual Lights Cases - Small Claims Court [Member] Italy [Member] Cases With Costs [Member] EUR ( €)	Dec. 31, 2010 Individual Lights Cases - Small Claims Court [Member] Italy [Member] Cases With Costs [Member] Cases Remaining on Appeal [Member]	Dec. 31, 2010 Individual Lights Cases - Small Claims Court [Member] Italy [Member] Cases With Costs [Member] Cases Reversed on Appeal [Member]	Dec. 31, 2010 Individual Lights Cases - Small Claims Court [Member] Italy [Member] Dismissed Cases [Member]	Dec. 31, 2010 Individual Smoking and Health Cases [Member]	Dec. 31, 2009 Individual Smoking and Health Cases [Member]	Dec. 31, 2008 Individual Smoking and Health Cases [Member]	Dec. 31, 2010 Individual Smoking and Health Cases [Member] Brazil [Member]	Dec. 31, 2010 Individual Smoking and Health Cases [Member] Italy [Member]	Dec. 31, 2010 Individual Smoking and Health Cases [Member] Argentina [Member]	Dec. 31, 2010 Individual Smoking and Health Cases [Member] Canada [Member]	Dec. 31, 2010 Individual Smoking and Health Cases [Member] Chile [Member]	Dec. 31, 2010 Individual Smoking and Health Cases [Member] Greece [Member]	Dec. 31, 2010 Individual Smoking and Health Cases [Member] The Philippines [Member]	Dec. 31, 2010 Individual Smoking and Health Cases [Member] Scotland [Member]	Dec. 31, 2010 Individual Smoking and Health Cases [Member] Turkey [Member]	Dec. 31, 2010 Smoking and Health Class Actions [Member]	Dec. 31, 2009 Smoking and Health Class Actions [Member]	Dec. 31, 2008 Smoking and Health Class Actions [Member]	Dec. 31, 2010 Smoking and Health Class Actions [Member] Brazil [Member]	Dec. 31, 2010 Smoking and Health Class Actions [Member] Canada [Member]	Dec. 31, 2010 Smoking and Health Class Actions [Member] Bulgaria [Member]	Dec. 31, 2010 Smoking and Health Class Actions [Member] The Smoker Health Defense Association (ADESF) [Member]	Dec. 31, 2010 Health Care Cost Recovery Actions [Member]	Dec. 31, 2009 Health Care Cost Recovery Actions [Member]	Dec. 31, 2008 Health Care Cost Recovery Actions [Member]	Dec. 31, 2010 Health Care Cost Recovery Actions [Member] Canada [Member]	Dec. 31, 2010 Health Care Cost Recovery Actions [Member] Israel [Member]	Dec. 31, 2010 Health Care Cost Recovery Actions [Member] Nigeria [Member]	Dec. 31, 2010 Health Care Cost Recovery Actions [Member] Spain [Member]	Dec. 31, 2010 Lights Class Actions [Member]	Dec. 31, 2009 Lights Class Actions [Member]	Dec. 31, 2008 Lights Class Actions [Member]	Dec. 31, 2010 Public Civil Actions [Member]	Dec. 31, 2009 Public Civil Actions [Member]	Dec. 31, 2008 Public Civil Actions [Member]	Dec. 31, 2010 Public Civil Actions [Member] Brazil [Member]	Dec. 31, 2010 Public Civil Actions [Member] Argentina [Member]	Dec. 31, 2010 Public Civil Actions [Member] Colombia [Member]	Dec. 31, 2010 Public Civil Actions [Member] Venezuela [Member]	Dec. 31, 2010 Third Party Guarantee [Member] USD ( $)	Dec. 31, 2010 Third Party Guarantee [Member] Without Expiry Date [Member] USD ( $)	Dec. 31, 2010 Third Party Guarantee [Member] Expiring Thru 2014 [Member] USD ( $)
Number of cases decided		341		5													1,952			2	66
Number of cases decided			9
Cases brought against PM					1	3	3		1	1				10	1,978	2,010		3	1			94	119	123	35	6	42	2	5	1	1	1	1	11	9	5	2	8	1		10	11	11	3	1	5	1	2	3	3	7	11	11	1	1	4	1
Payments for total judgments including legal costs																		€ 6
In April 2004, the court clarified its ruling, awarding 'moral damages'								The Civil Court of São Paulo found defendants liable without hearing evidence. The court did not assess moral or actual damages, which were to be assessed in a second phase of the case. The size of the class was not defined in the ruling.
Maximum Damage Award														one thousand Euros per case
Tax cases brought against PM											104	51	53
Third Party Guarantee																																																										5,000	2,000	3,000
Interest rate on damages, monthly																																								1.00%
Fair value of guarantees	$ 0

Contingencies (Number of Tobacco Related Cases Pending Against Us and/or Our Subsidiaries or Indemnitees) (Details)	12 Months Ended
	Dec. 31, 2010 Individual Lights Cases - Small Claims Court [Member] Italy [Member]	Dec. 31, 2010 Individual Smoking and Health Cases [Member] Italy [Member]	Dec. 31, 2010 Individual Smoking and Health Cases [Member]	Dec. 31, 2009 Individual Smoking and Health Cases [Member]	Dec. 31, 2008 Individual Smoking and Health Cases [Member]	Dec. 31, 2010 Smoking and Health Class Actions [Member]	Dec. 31, 2009 Smoking and Health Class Actions [Member]	Dec. 31, 2008 Smoking and Health Class Actions [Member]	Dec. 31, 2010 Health Care Cost Recovery Actions [Member]	Dec. 31, 2009 Health Care Cost Recovery Actions [Member]	Dec. 31, 2008 Health Care Cost Recovery Actions [Member]	Dec. 31, 2010 Lights Class Actions [Member]	Dec. 31, 2009 Lights Class Actions [Member]	Dec. 31, 2008 Lights Class Actions [Member]	Dec. 31, 2010 Individual Lights Cases - Small Claims Court [Member]	Dec. 31, 2009 Individual Lights Cases - Small Claims Court [Member]	Dec. 31, 2008 Individual Lights Cases - Small Claims Court [Member]	Dec. 31, 2010 Public Civil Actions [Member]	Dec. 31, 2009 Public Civil Actions [Member]	Dec. 31, 2008 Public Civil Actions [Member]
Cases brought against PM		6	94	119	123	11	9	5	10	11	11	2	3	3	10	1,978	2,010	7	11	11
Number of cases decided	1,952

Contingencies (Verdicts and Post-Trial Developments in Pending Case) (Details)	12 Months Ended						12 Months Ended
	Dec. 31, 2010 Cases with Verdicts and Post Trial Developments [Member] Individual Smoking and Health Cases [Member] Brazil [Member] Bernhardt [Member]	Dec. 31, 2010 Cases with Verdicts and Post Trial Developments [Member] Individual Smoking and Health Cases [Member] Brazil [Member] Da Silva [Member]	Dec. 31, 2010 Individual Smoking and Health Cases [Member] Bernhardt [Member] USD ( $)	Dec. 31, 2010 Individual Smoking and Health Cases [Member] Bernhardt [Member] BRL	Dec. 31, 2010 Individual Smoking and Health Cases [Member] Da Silva [Member] USD ( $)	Dec. 31, 2010 Individual Smoking and Health Cases [Member] Da Silva [Member] BRL	Dec. 31, 2010 Cases with Verdicts and Post Trial Developments [Member] Smoking and Health Class Actions [Member] Brazil [Member] The Smoker Health Defense Association (ADESF) [Member]	Dec. 31, 2010 Smoking and Health Class Actions [Member] The Smoker Health Defense Association (ADESF) [Member] USD ( $)	Dec. 31, 2010 Smoking and Health Class Actions [Member] The Smoker Health Defense Association (ADESF) [Member] BRL
Date	September 2009	October 2003					February 2004
Verdict	The Civil Court of Rio de Janeiro found for plaintiff and ordered Philip Morris Brasil to pay R $13,000 (approximately $7,800) in moral damages.	The Court of Appeal of Rio Grande do Sul reversed the trial court ruling in favor of Philip Morris Brasil and awarded plaintiffs R $768,000 (approximately $460,000).					The Civil Court of São Paulo found defendants liable without hearing evidence. The court did not assess moral or actual damages, which were to be assessed in a second phase of the case. The size of the class was not defined in the ruling.
Post-Trial Developments	Philip Morris Brasil filed its appeal against the decision on the merits with the Court of Appeals in November 2009. In February 2010, without addressing the merits, the Court of Appeals annulled the trial court's decision remanding the case to the trial court to issue a new ruling, which must address certain compensatory damage claims made by the plaintiff that the trial court did not address in its original ruling. In July 2010, the trial court reinstated its original decision, while specifically rejecting the compensatory damages claim. Philip Morris Brasil has appealed this decision.	In December 2004, a larger panel of the Court of Appeal of Rio Grande do Sul overturned the adverse decision. Plaintiffs filed two separate appeals against this decision. The appeal to the Superior Court of Justice was finally rejected in May 2010. The second one to the Supreme Federal Tribunal is still pending.					In April 2004, the court clarified its ruling, awarding "moral damages" of R $1,000 (approximately $600) per smoker per full year of smoking plus interest at the rate of 1% per month, as of the date of the ruling. The court did not award actual damages, which were to be assessed in the second phase of the case. The size of the class still has not been estimated. Defendants appealed to the São Paulo Court of Appeals. In November 2008, the São Paulo Court of Appeals annulled the ruling, finding that the trial court had inappropriately ruled without hearing evidence and returned the case to the trial court for further proceedings. In addition, the defendants filed a constitutional appeal to the Federal Supreme Tribunal on the basis that the plaintiff did not have standing to bring the lawsuit. This appeal is still pending.
Verdict, award to plaintiffs			$ 7,800	13,000	$ 460,000	768,000		$ 600	1,000

Quarterly Financial Data (Unaudited) (Summary of Quarterly Financial Data) (Details) (USD $) In Millions, except Per Share data	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Quarterly Financial Data (Unaudited)
Net revenues	$ 17,807	$ 16,936	$ 17,383	$ 15,587	$ 17,008	$ 16,573	$ 15,213	$ 13,286	$ 67,713	[1]	$ 62,080	[1]	$ 63,640	[1]
Gross profit	4,536	4,324	4,511	4,124	4,171	4,267	3,949	3,626	17,495		16,013		16,377
Net earnings attributable to PMI	$ 1,752	$ 1,822	$ 1,982	$ 1,703	$ 1,522	$ 1,798	$ 1,546	$ 1,476	$ 7,259		$ 6,342		$ 6,890
Basic EPS	$ 0.96	$ 0.99	$ 1.07	$ 0.9	$ 0.8	$ 0.93	$ 0.79	$ 0.74	$ 3.93		$ 3.25		$ 3.32
Diluted EPS	$ 0.96	$ 0.99	$ 1.07	$ 0.9	$ 0.8	$ 0.93	$ 0.79	$ 0.74	$ 3.92		$ 3.24		$ 3.31
Dividends declared to public stockholders	$ 0.64	$ 0.64	$ 0.58	$ 0.58	$ 0.58	$ 0.58	$ 0.54	$ 0.54	$ 2.44		$ 2.24		$ 1.54
Market price, High	$ 60.87	$ 57.11	$ 53.91	$ 53.07	$ 52.35	$ 49.95	$ 45.44	$ 45.02
Market price, Low	$ 55.1	$ 45.55	$ 42.94	$ 45.01	$ 47.07	$ 42.02	$ 35.15	$ 32.04

[1]	Total net revenues attributable to customers located in Germany, PMI's largest market in terms of net revenues, were $7.5 billion, $7.9 billion and $8.6 billion for the years ended December 31, 2010, 2009 and 2008, respectively.

Quarterly Financial Data (Unaudited) (Pre-Tax Charges Recorded in Earnings) (Details) (USD $) In Millions	3 Months Ended						12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Quarterly Financial Data (Unaudited)
Asset impairment and exit costs	$ 27	$ 20	$ 26	$ 1	$ 1	$ 1	$ 47	$ 29	$ 84
Colombian Investment and Cooperation Agreement charge					135
Total pre-tax charges recorded in earnings			$ 26	$ 1	$ 136	$ 1